UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:     811-8255

Exact name of registrant
    as specified in charter:            The World Funds, Inc.

Address of principal
    executive offices:                  8730 Stony Point Parkway
                                        Suite 205
                                        Richmond, VA 23235

Name and address
    of agent for service:               Thomas S. Harman, Esq.
                                        Morgan, Lewis, Bockius
                                        1111 Pennsylvania Avenue, Northwest
                                        Washington, D.C. 20004


Registrant's telephone number,
         including area code:           (800) 527-9525

Date of fiscal year end:                December 31

Date of reporting period:               December 31


Item #1.  Reports to Stockholders.

INDEX

Eastern European Equity Fund;
Epoch Global Equity Shareholder Yield Fund;
Epoch International Small Cap Fund;
Epoch U.S. All Cap Fund;
Epoch U.S. Large Cap Fund; and
REMS Real Estate Value Opportunity Fund

VONTOBEL EASTERN EUROPEAN EQUITY FUND

MARKET REPORT, 2008

2008 has been highly challenging for equity funds. As the liquidity crisis reverberated across the globe, investors found no places to hide.

MARKETS REVIEW (PERFORMANCES IN USD FROM DECEMBER 31, 2007 TO DECEMBER 31,
2008)

MSCI RUSSIA: -74.2%

In 2008 the great Russian economic and financial revival ran into a wall. In the first half, the Moscow Stock Exchange was one of the top five best-performing markets in the world. By the end of October, it was one of the worst. In an awful year for financial markets globally, the Russian was among the worst.

In 4Q08, finance stopped flowing, goods stopped being delivered, investment plans were cancelled and much of the economy simultaneously started hording dollars. Sharply lower oil and other commodity prices impaired economic and consumption growth. Most industry sectors saw declines as global demand retreated and investments were halted. Industrial production fell 10% in December from a year earlier.

MSCI TURKEY: -63.4%

December's figures took the contraction for the final quarter of 2008 to 10.7% YoY, from the 1.4% contraction in the previous quarter. These figures suggest that GDP may have contracted by around 6% YoY in 4Q08. Those numbers looked amazing when compared to GDP growth of 6.7% in 1Q08.

Also in 2008, Turkish Central Bank pulled out the stops to tackle the gloomier growth outlook, cutting borrowing policy rates by 275bps from their end 2007 level.

MSCI POLAND: -56.2%

MSCI HUNGARY: -62.5%

MSCI CZECH REPUBLIC: -45.3%

Central European economies slowed in line with Western Europe. Polish GDP growth has been somewhat more resilient than most of its neighbors thanks to lower indebtedness and export/GDP ratios, as well as a different industry output profile (more low end products that sell better in difficult times).

CURRENCIES:

During 2008 the US dollar went stronger against all Emerging Europe currencies as well as against the Euro.

Value in USD of the following foreign currency units:

PERFORMANCE AND ACTIVITY OF THE FUND

The fund's total return for the whole year 2008 is - 45.8% (including a dividend paid on the 12.29.2008 of USD 1.33) compared to its benchmark's performance of -68.3% (Source: Bloomberg).

Since July 2008 and the change of the fund's management, we have been mainly selling real estate companies, increasing our cash position, and also buying a few depreciated assets in Russia and Turkey from time to time.

OUTLOOK

RUSSIA

Any recovery in global finance will likely benefit Russian equities disproportionately, because in such a scenario the oil price will probably appreciate, and the sell-off in Russian equities has been among the highest.

From a strategic standpoint, we expect the most liquid and least risky asset classes to recover first, in particular those with a strong balance sheet and government backing.

TURKEY

Amidst turmoil of historic proportions that saw various venerable global institutions go bust, the Turkish financial system has proven its resilience, having survived 2008 without even one casualty. And, yet, the MSCI Turkey has declined by 63.4% (in USD) in 2008, significantly worse than the Emerging markets average (MSCI Emerging Free is down 54.5%). The currency has been a poor performer, having lost more than 20% against the USD. Nevertheless, regarding the Istanbul Stock exchange, we think that the worst is behind us. Inflation is expected to decelerate faster than market consensus, because of the contraction of the economy and lower energy, metal and agriculture product prices. The benchmark yield has been declining rapidly from 24% mid-December to currently 16% (during the writing of this report). Historically, there has been a high correlation between inverted bond yield and equity prices. Moreover, by all measures, the market trades at very low multiples.

CENTRAL EUROPEAN COUNTRIES

Regarding the new EU members, we expect Poland to be the more resilient to the global economic crisis, as it is less an open economy than its neighbors, hence domestic demand matters more. Poland has also a deeper and more liquid stock market.

    COMPARISON OF $10,000 INVESTMENT IN EASTERN EUROPEAN EQUITY FUND VS. NRI
                                 COMPOSITE-11*
                                 CLASS A SHARES


                    [ CLASS A MAX SALES LOAD CHART Graphic ]


                                   02/96           12/96           12/97           12/98          12/99         12/00         12/01
Eastern European Equity Fund        9,425          14,034          14,949           7,979          9,136         7,538         6,979
NRI Composite-11                   10,000          13,476          13,571          10,607         12,358        11,061        10,278



                                   12/02           12/03           12/04          12/05         12/06           12/07         12/08
Eastern European Equity Fund        8,410          12,586         19,133        22,835          29,629          32,930        17,026
NRI Composite-11                   12,730          18,811         28,500        38,609          58,359          78,150        28,256



                                                                                            CLASS A SHARES
                                                                   ----------------------------------------------------------------


                                                                                     TOTAL RETURN
                                                                    -----------------------------------------------
                                                                          ONE YEAR      FIVE YEARS        TEN YEARS  AVERAGE ANNUAL
                                                                             ENDED           ENDED            ENDED    RETURN SINCE
                                                                        12/31/2008      12/31/2008       12/31/2008       INCEPTION
                                                                                                                       1/9/2003 TO
                                                                                                                         12/31/2008
                                                                    --------------  --------------   --------------  --------------
Eastern European Equity Fund                                              (45.87%)           3.32%            6.38%           4.22%
NRI Composite-11                                                          (63.74%)           8.47%           10.29%           8.39%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


*NOMURA RESEARCH INSTITUTE'S ("NRI") CENTRAL AND EAST EUROPEAN INDEX SERIES ("CEE INDEX SERIES") COVERS THE MAIN MARKET STOCKS OF 11 CENTRAL AND EAST EUROPEAN COUNTRIES- ESTONIA, LATVIA, LITHUANIA, CZECH REPUBLIC, HUNGARY, POLAND, SLOVAKIA, CROATIA, ROMANIA, SLOVENIA AND RUSSIA.

RETURNS DO NOT INCLUDE DIVIDENDS AND DISTRIBUTIONS AND ARE EXPRESSED IN US$.

    COMPARISON OF $10,000 INVESTMENT IN EASTERN EUROPEAN EQUITY FUND VS. NRI
                                 COMPOSITE-11*
                                 CLASS C SHARES


                      [ CLASS C COMPARISON CHART Graphic ]


                                   01/09/03        12/31/03        12/31/04        12/31/05       12/31/06      12/31/07    12/31/08
Eastern European Equity Fund       10,000          14,750          21,765          25,796         33,217        34,541      18,523
NRI Composite-11                   10,000          14,867          22,523          30,512         46,121        61,761      22,330





                                                                                                    CLASS C SHARES
                                                                                    -----------------------------------------------


                                                                                             TOTAL RETURN
                                                                                          ONE YEAR       FIVE YEARS  AVERAGE ANNUAL
                                                                                             ENDED            ENDED    RETURN SINCE
                                                                                        12/31/2008       12/31/2008       INCEPTION
                                                                                                                       1/9/2003 TO
                                                                                                                         12/31/2008
                                                                                    --------------   --------------  --------------
Eastern European Equity Fund                                                              (46.37%)            4.66%          10.85%
NRI Composite-11                                                                          (63.74%)            8.48%          14.37%

Performance figures assume the reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.


*NOMURA RESEARCH INSTITUTE'S ("NRI") CENTRAL AND EAST EUROPEAN INDEX SERIES ("CEE INDEX SERIES") COVERS THE MAIN MARKET STOCKS OF 11 CENTRAL AND EAST EUROPEAN COUNTRIES- ESTONIA, LATVIA, LITHUANIA, CZECH REPUBLIC, HUNGARY, POLAND, SLOVAKIA, CROATIA, ROMANIA, SLOVENIA AND RUSSIA.

RETURNS DO NOT INCLUDE DIVIDENDS AND DISTRIBUTIONS AND ARE EXPRESSED IN US$.

EASTERN EUROPEAN EQUITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions made within 360 days of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges on certain redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
CLASS A                                                   July 1, 2008              December 31, 2008          December 31, 2008

ACTUAL                                                               $ 1,000                   $ 536.80                    $ 9.89
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                             $ 1,000                 $ 1,012.20                   $ 12.95


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
CLASS C                                                   July 1, 2008              December 31, 2008          December 31, 2008


Actual                                                                $ 1,000                   $ 558.80                    $ 12.79
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,008.50                    $ 16.48


* - Expenses are equal to the Fund's annualized expense ratio of 2.56% for Class A and 3.30% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

                          EASTERN EUROPEAN EQUITY FUND
           PORTFOLIO HOLDINGS, BY SECTOR, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2008



                         [ PORTFOLIO HOLDINGS Graphic ]

Building and Construction                       1.11%
Closed End Funds                                0.32%
Commercial Banks and Finances                   4.85%
Electric-Generation                             4.00%
Food-Dairy Products                             0.75%
Gold Mining                                     0.29%
Investment Companies                            1.62%
Medical-Drugs                                   0.96%
Multimedia                                      1.05%
Oil Companies-Exploration & Production          2.16%
Oil-Integrated                                  11.47%
Other                                           14.49%
Property Casualty Insurance                     0.91%
Real Estate Operations/Development              0.74%
Steel-Producers                                 0.72%
Telecom Services                                8.41%

                          EASTERN EUROPEAN EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS:                                                                             53.85%

                AUSTRIA:                                                                                   14.47%
   150,000      ECO Eastern Europe R/EST* (1)                                                                             2,087,550
   11,000       Raiffeisen International Bank Holding                                                                       295,458
   280,000      Uralchimplast Beteiligungs*                                                                               1,169,028
                                                                                                                     --------------
                                                                                                                          3,552,036
                                                                                                                     --------------

                CZECH REPUBLIC:                                                                             4.00%
   24,000       CEZ                                                                                                         982,209
                                                                                                                     --------------

                GERMANY:                                                                                    0.28%
   90,000       Magnat Real Estate Opps*                                                                                     68,889
                                                                                                                     --------------

                GREAT BRITAIN:                                                                              3.80%
   106,500      Equest Investments Balkans*                                                                                 396,961
   136,000      Highland Gold Mining Ltd.*                                                                                   71,565
   590,000      Lewis Charles Romania Property Fund Ltd.*                                                                    77,616
   175,000      Regal Petroleum PLC*                                                                                        102,319
   110,000      Ukraine Opportunity Trust PL*                                                                               277,750
   22,000       Ukraine Opportunity Trust PL ORD*                                                                             5,060
                                                                                                                     --------------
                                                                                                                            931,271
                                                                                                                     --------------

                HUNGARY:                                                                                    1.42%
   267,793      Ablon Group                                                                                                 113,516
    4,500       Egis RT                                                                                                     235,664
                                                                                                                     --------------
                                                                                                                            349,180
                                                                                                                     --------------

                POLAND:                                                                                     1.97%
   75,000       Telekomunikacja Polska SA                                                                                   482,800
                                                                                                                     --------------

                RUSSIA:                                                                                    17.09%
   30,000       Gazprom OAO Spon ADR                                                                                        427,500
   17,000       Lukoil Holdings Spon ADR                                                                                    544,850
   45,000       Mechel Steel Group OAO                                                                                      175,500
      1         OAO Open Investments GDR*                                                                                         8
   340,000      Rosneft Oil Co. OAO GDR Reg S                                                                             1,275,000
   800,000      Sberbank RF                                                                                                 592,000



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                RUSSIA (continued):
   99,000       Surgutneftegaz SP ADR                                                                                     $ 504,900
   14,000       Tatneft Sponsored REG S GDR                                                                                 490,000
    7,000       Wimm Bill Dann Foods ADR*                                                                                   184,170
                                                                                                                     --------------
                                                                                                                          4,193,928
                                                                                                                     --------------

                TURKEY:                                                                                    10.82%
   120,000      Aksigorta AS                                                                                                222,712
   600,000      Dogin Yayin Holding AS*                                                                                     256,976
   80,000       Enka Insaat Ve Sanayi AS                                                                                    272,550
   43,705       Hurriyet Gazetecilik VE*                                                                                     18,435
   700,000      Turk Telekomunikasyon AS*                                                                                 1,580,792
   180,000      Turkiye Garanti Bankasi *                                                                                   303,699
                                                                                                                     --------------
                                                                                                                          2,655,164
                                                                                                                     --------------

                TOTAL INVESTMENTS:

                (COST: $27,141,825)                                                                        53.85%        13,215,477
                Other assets, net of liabilities                                                           46.15%        11,323,676
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%      $ 24,539,153

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the first year preceeding the date of the Fund's related balance sheet.)

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

(1) Security for which market quotations are not readily available. The aggregate value of such security is 8.5% of net assets and it has been fair valued under procedures established by the Fund's Board of Directors.


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $27,141,825) (Note 1)                                                       $ 13,215,477
  Cash                                                                                                                    4,030,069
  Foreign currency (cost of $7,022,356)                                                                                   7,081,787
  Receivable for capital stock sold                                                                                         302,398
  Tax reclaim receivable (cost of $5,151)                                                                                     5,216
  Prepaid expenses                                                                                                           24,058
                                                                                                                     --------------
    TOTAL ASSETS                                                                                                         24,659,005
                                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                         31,253
  Payable for taxes withheld on distributions                                                                                 8,353
  Accrued investment management fees                                                                                         23,653
  Accrued 12b-1 fees                                                                                                            573
  Accrued administration and transfer agency fees                                                                             6,728
  Accrued professional fees                                                                                                   7,000
  Accrued custodian fees                                                                                                     14,479
  Other accrued expenses                                                                                                     27,813
                                                                                                                     --------------
    TOTAL LIABILITIES                                                                                                       119,852
                                                                                                                     --------------

NET ASSETS                                                                                                             $ 24,539,153
                                                                                                                     ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 1,966,792 $0.01 par value shares of beneficial interest outstanding                    $ 50,531,396
  Accumulated net investment income (loss)                                                                                   86,985
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                (12,212,376)
  Net unrealized appreciation (depreciation) on investments and foreign currency                                       (13,866,852)
                                                                                                                     --------------
  NET ASSETS                                                                                                           $ 24,539,153
                                                                                                                     ==============

NET ASSET VALUE PER SHARE
CLASS A
  ($23,851,089 / 1,909,686 shares outstanding; 20,000,000 authorized)                                                       $ 12.49
                                                                                                                     ==============

MAXIMUM OFFERING PRICE PER SHARE ($12.49 X 100/94.25)                                                                       $ 13.25
                                                                                                                     ==============
  CLASS C
  ($688,064 / 57,106 shares outstanding; 15,000,000 authorized)                                                             $ 12.05
                                                                                                                     ==============


See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS


DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (net of foreign tax withheld of $102,383)                                                                      $ 582,846
  Interest income                                                                                                           308,972
                                                                                                                     --------------
    Total investment income                                                                                                 891,818
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       619,858
  Rule 12b-1 and servicing fees (Note 2)
    Class A                                                                                                                 120,386
    Class C                                                                                                                  14,344
  Recordkeeping and administrative services (Note 2)                                                                         99,177
  Custody fees                                                                                                               96,291
  Accounting fees                                                                                                            40,824
  Transfer agent fees (Note 2)                                                                                              124,862
  Shareholder services and reports (Note 2)                                                                                  76,920
  Professional fees                                                                                                          30,847
  Compliance fees                                                                                                             7,241
  Directors fees                                                                                                             11,492
  Filing and registration fees (Note 2)                                                                                      36,384
  Insurance expense                                                                                                           7,496
                                                                                                                     --------------
    Total expenses                                                                                                        1,286,122
                                                                                                                     --------------
    Net investment income (loss)                                                                                          (394,304)
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                            (11,899,663)
    Net realized gain (loss) on foreign currency transactions                                                               481,248
    Net change in unrealized appreciation (depreciation) of investments and foreign currencies                         (12,442,885)
                                                                                                                     --------------
    Net realized and unrealized gain (loss)                                                                            (23,861,300)
                                                                                                                     --------------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                $ (24,255,604)
                                                                                                                     ==============


See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED            YEAR ENDED
                                                                                         DECEMBER 31, 2008     DECEMBER 31, 2007
                                                                                         --------------------  --------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                    $ (394,304)           $ (335,101)
  Net realized gain (loss) on investments and foreign currency transactions                      (11,418,415)            16,854,099
  Change in unrealized appreciation/depreciation on investments and foreign currencies           (12,442,885)          (12,399,740)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from operations                                              (24,255,604)             4,119,258
                                                                                         --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A                                                                                       (2,315,221)           (1,480,364)
    Class C                                                                                          (61,750)              (17,083)
  Net realized gain
    Class A                                                                                                --          (11,080,032)
    Class C                                                                                                --             (305,435)
                                                                                         --------------------  --------------------
  Decrease in net assets from distributions                                                       (2,376,971)          (12,882,914)
                                                                                         --------------------  --------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    Class A                                                                                         3,840,887            16,591,107
    Class C                                                                                           396,140             1,426,284
  Shares reinvested
    Class A                                                                                         2,123,117            11,603,272
    Class C                                                                                            55,162               272,169
  Shares redeemed
    Class A                                                                                      (25,251,588)          (31,457,816)
    Class C                                                                                         (742,773)             (494,296)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from capital share transactions                              (19,579,055)           (2,059,280)
                                                                                         --------------------  --------------------

NET ASSETS
  Increase (decrease) during year                                                                (46,211,630)          (10,822,936)
  Beginning of year                                                                                70,750,783            81,573,719
                                                                                         --------------------  --------------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $86,985 AND $ -             $ 24,539,153          $ 70,750,783
  RESPECTIVELY)                                                                          ====================  ====================


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A SHARES
                                                                                  YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------------------
                                                            2008(1)              2007                2006                2005
                                                        ---------------    ---------------    ------------------    ---------------

NET ASSET VALUE, BEGINNING OF YEAR                           $ 25.50            $ 29.61            $ 22.82              $ 19.12
                                                         -----------        -----------        -----------          -----------
INVESTMENT ACTIVITIES
  Net investment loss                                         (0.17)             (0.12)             (0.15)               (0.29)
  Net realized and unrealized gain (loss) on                 (11.51)               1.54               6.98                 3.99
    investments                                          -----------        -----------        -----------          -----------
  TOTAL FROM INVESTMENT ACTIVITIES                           (11.68)               1.42               6.83                 3.70
                                                         -----------        -----------        -----------          -----------
DISTRIBUTIONS
Net investment income                                         (1.33)             (0.65)             (0.04)                   --
  Net realized gain                                               --             (4.88)                 --                   --
                                                         -----------        -----------        -----------          -----------
  Total distributions                                         (1.33)             (5.53)             (0.04)                   --
                                                         -----------        -----------        -----------          -----------
Paid-in capital from redemption fees                              --                 --                 --                   --
                                                         -----------        -----------        -----------          -----------

NET ASSET VALUE, END OF YEAR                                 $ 12.49            $ 25.50            $ 29.61              $ 22.82
                                                         ===========        ===========        ===========          ===========

TOTAL RETURN                                                (45.87%)              1.14%             29.92%               19.35%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                     2.56%              2.25%              2.49%(A)             2.54%
  Expenses, net                                                2.56%              2.25%              2.37%(B)             2.54%
  Net investment loss                                        (0.77%)            (0.39%)            (0.58%)              (1.34%)
Portfolio turnover rate                                      147.72%            209.58%            115.04%               67.09%
Net assets, end of year (000's)                             $ 23,851           $ 68,956           $ 80,711             $ 62,939

^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the Eastern European Equity Fund. The Fund maintained its financial statements, information and performance history.

(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B)Expense ratio- net reflects the effect of the custodian fee credits the fund received.

(1)Per share amounts calculated using the average share method.

EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CLASS A SHARES
                                                                                                                      YEARS ENDED
                                                                                                                     DECEMBER 31,
                                                                                                                    ---------------
                                                                                                                          2004^
                                                                                                                    -----------


NET ASSET VALUE, BEGINNING OF YEAR                                                                                      $ 12.84
                                                                                                                    -----------
INVESTMENT ACTIVITIES
  Net investment loss                                                                                                    (0.21)
  Net realized and unrealized gain (loss) on investments                                                                   6.49
                                                                                                                    -----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                         6.28
                                                                                                                    -----------
DISTRIBUTIONS
Net investment income                                                                                                        --
  Net realized gain                                                                                                          --
                                                                                                                    -----------
  Total distributions                                                                                                        --
                                                                                                                    -----------
Paid-in capital from redemption fees                                                                                         --
                                                                                                                    -----------

NET ASSET VALUE, END OF YEAR                                                                                            $ 19.12
                                                                                                                    ===========

TOTAL RETURN                                                                                                             48.91%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                                                                3.04%
  Expenses, net                                                                                                           3.04%
  Net investment loss                                                                                                   (1.55%)
Portfolio turnover rate                                                                                                  91.97%
Net assets, end of year (000's)                                                                                        $ 53,324

^ Effective November 8, 2004, the Fund's name changed from Vontobel Eastern European Equity Fund to the Eastern
European Equity Fund. The Fund maintained its financial statements, information and performance history.

(A)Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B)Expense ratio- net reflects the effect of the custodian fee credits the fund received.

(1)Per share amounts calculated using the average share method.


See Notes to Financial Statements


EASTERN EUROPEAN EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS C SHARES
                                                                            YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------------------------------------------
                                                 2008(1)             2007               2006                2005           2004^
                                             ---------------    --------------    -----------------    --------------    ----------

NET ASSET VALUE, BEGINNING OF YEAR               $ 24.56           $ 28.60           $ 22.21              $ 18.74           $ 12.70
                                             -----------        ----------        ----------           ----------        ----------
INVESTMENT ACTIVITIES
  Net investment loss                             (0.29)            (0.25)            (0.22)               (0.37)            (0.24)
  Net realized and unrealized gain               (11.08)              1.36              6.61                 3.84              6.28
    (loss) on investments                    -----------        ----------        ----------           ----------
  TOTAL FROM INVESTMENT ACTIVITIES               (11.37)              1.11              6.39                 3.47              6.04
                                             -----------        ----------        ----------           ----------        ----------
DISTRIBUTIONS
Net investment income                             (1.14)            (0.27)                --                   --                --
  Net realized gain                                   --            (4.88)                --                   --                --
                                             -----------        ----------        ----------           ----------        ----------
  Total distributions                             (1.14)            (5.15)                --                   --                --
                                             -----------        ----------        ----------           ----------        ----------

NET ASSET VALUE, END OF YEAR                     $ 12.05           $ 24.56           $ 28.60              $ 22.21           $ 18.74
                                             ===========        ==========        ==========           ==========        ==========

TOTAL RETURN                                    (46.37%)             3.98%            28.77%               18.49%            47.54%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                         3.31%             3.00%             3.24%(A)             3.29%             3.79%
  Expenses, net                                    3.31%             3.00%             3.12%(B)             3.29%             3.79%
  Net investment loss                            (1.36%)           (1.14%)           (1.33%)              (2.09%)           (2.30%)
Portfolio turnover rate                          147.72%           209.58%           115.04%               67.09%            91.97%
Net assets, end of year (000's)                    $ 688           $ 1,795             $ 863                $ 511              $ 89

^Effective November 8, 2004, the Fund's
name changed from Vontobel Eastern
European Equity Fund to the Eastern
European Equity Fund. The Fund
maintained its financial statements,
information and performance history.

(A)Expense ratio has been increased to
include additional custodian fees which
were offset by custodian fee credits.

(B)Expense ratio- net reflects the
effect of the custodian fee credits the
fund received.

(1)Per share amounts calculated using
the average share method.


See Notes to Financial Statements

EASTERN EUROPEAN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Eastern European Equity Fund (the "Fund"), previously the Vontobel Eastern European Equity Fund, is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. TWF has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I:
15,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund was established in February, 1996, originally as a series of Vontobel Funds, Inc. Effective November 8, 2004, the Fund was reorganized as a series of TWF. The Fund maintains its financial statements, information and performance history.

     The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs                                                                                           Investment in Securities
 ---------------------------------------------------------------------------------------------------       ------------------------

Level 1- Quoted Prices                                                                                                 $ 11,127,927
Level 2- Other Significant Observable Inputs                                                                                     --
Level 3- Significant Unobservable Inputs                                                                                  2,087,550
                                                                                                           ------------------------
Total                                                                                                                  $ 13,215,477
                                                                                                           ========================


     The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

                                                                                                           Investment in Securities
                                                                                                           ------------------------

Balance as of 12/31/2007                                                                                                $ 3,941,190
Net purchases (sales)                                                                                                   (1,731,067)
Realized gain (loss)                                                                                                        179,107
Change in appreciation/depreciation                                                                                       (301,680)
                                                                                                           ------------------------
                                                                                                                        $ 2,087,550
                                                                                                           ========================


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND DIVIDENDS

     Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, four previous tax years are open: December 31, 2005-December 31, 2008. The Fund has no examinations in progress. The Fund reviewed the year ended December 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008 the Fund decreased paid-in capital by $1,193, decreased accumulated net investment loss by $2,858,260 and increased accumulated net realized loss by $2,857,067.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

     The Fund currently offers Class A shares which include a maximum front-end sales charge of 5.75% and a maximum contingent deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days. Class A shares may be purchased without a front-end sales charge through certain third-party fund "supermarkets". The Fund also offers Class C shares which include a maximum contingent deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, Commonwealth Capital Management, LLC ("CCM") provides investment advisory services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million. CCM has entered into a sub-advisory agreement with Vontobel Asset Management, Inc. ("VAM"). CCM analyzes economic and market trends, periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. CCM evaluates the performance of VAM in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant to the Sub-Advisory Agreement, VAM is responsible for the day-to-day decision making with respect to the Fund's investment program. VAM, with CCM's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, VAM is entitled to receive a sub-advisory fee at an annual rate of 0.60%of the investment advisory fees received by CCM. VAM's fee for sub-advisory services is paid by CCM from the investment advisory fees it receives and not by the Fund. For the year ended December 31, 2008, CCM earned $619,858 in advisory fees, of which $23,653 was due as of December 31, 2008.

     Effective with the completion of the Fund's reorganization on November 8, 2004, CCM has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2008 so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 2.75% and that the ratio of total annual operating expenses for the Fund's Class C Shares is limited to 3.50%. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above. At December 31, 2008, there were no recoverable expenses.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. In addition to underwriting fees and commissions received relating to the distribution of the Fund's shares, FDCC receives a maximum contingent deferred sales charge ("CDSC") of 2% for certain Fund share redemptions occurring within 360 days of purchase of Class A shares and within 2 years of purchase of Class C shares. Shares redeemed subject to a CDSC will receive a lower redemption value per share. For the year ended December 31, 2008, FDCC received $4,387 in underwriting fees and commissions and $37,659 in CDSC fees relating to the distribution and redemption of certain Fund shares.

     The Fund has adopted a Distribution Plan (the "Plan") for Class A Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of average daily net assets attributable to its Class A shares in consideration for distribution services and the assumption of related expenses, including the payment of commissions and transaction fees, in conjunction with the offering and sale of Class A shares. For the year ended December 31, 2008, there were $120,386 in Class A 12b-1 expenses incurred.

     The Fund has adopted a Distribution Plan (the "Plan") for Class C Shares in accordance with Rule 12b-1 under the 1940 Act, providing for the payment of distribution and service fees to the distributors of the Fund. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of average daily net assets. Of this amount, 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees. For the year ended December 31, 2008, there were $14,344 in Class C 12b-1 and distribution expenses incurred.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives .20% of average daily net assets. For the year ended December 31, 2008, CSS earned $99,177 for its services, of which $2,158 was due at December 31, 2008. Additionally CSS received $1,448 of the $76,920 of shareholder services and reports expense incurred and $3,690 of the $36,384 filing and registration fees for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") provides transfer and dividend disbursing agent services to the Fund. For the year ended December 31, 2008, CFSI earned $124,862 for its services, of which $4,570 was due at December 31, 2008.

     Certain officers and/or interested directors of the Fund are also officers and/or directors of VAM, FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     Purchases and sales of securities other than short-term notes aggregated $54,365,836 and $66,443,735, respectively, for the year ended December 31, 2008.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the year ended December 31, 2008 and the year ended December 31, 2007 were as follows:

                                                                                                YEAR ENDED               YEAR ENDED
                                                                                         DECEMBER 31, 2008        DECEMBER 31, 2007
                                                                                    ----------------------  -----------------------

Distributions paid from:
Ordinary income                                                                                $ 2,376,971              $ 8,305,770
Net Realized Gain                                                                                       --                4,577,144
                                                                                    ----------------------  -----------------------
                                                                                               $ 2,376,971             $ 12,882,914
                                                                                    ======================  =======================


     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2008
                                                                                                          -------------------------

Undistributed net investment income (loss)                                                                                 $ 95,495
Accumulated net realized gain (loss) on investments and foreign currency transactions                                  (12,064,830)
Net unrealized appreciation/depreciation of investments and foreign currency                                           (13,866,852)
Post-October losses**                                                                                                     (156,056)
                                                                                                          -------------------------
Total                                                                                                                $ (25,992,243)
                                                                                                          =========================


     ** Under current tax law, capital losses and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     As of December 31, 2008, the Fund has a capital loss carryforward of $12,064,830 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. This carryforward will expire December 31, 2016.

     As of December 31, 2008, cost for federal income tax purpose is $27,141,825 and net unrealized appreciation (depreciation) consists of:


Gross unrealized appreciation                                                                                             $ 315,749

Gross unrealized depreciation                                                                                          (14,242,097)
                                                                                                          -------------------------
Net unrealized depreciation                                                                                          $ (13,926,348)
                                                                                                          =========================


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                186,678     $ 3,840,887           17,141       $ 396,140
Shares reinvested                                                          167,174       2,123,117            4,499          55,162
Shares redeemed                                                        (1,148,136)    (25,251,588)         (37,622)       (742,773)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  (794,284)  $ (19,287,584)         (15,982)     $ (291,471)
                                                                    ==============  ==============   ==============  ==============



                                                                            CLASS A SHARES                  CLASS C SHARES
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                541,141    $ 16,591,107           48,326       1,426,284
Shares reinvested                                                          457,723      11,603,272           11,145         272,169
Shares redeemed                                                        (1,021,008)    (31,457,816)         (16,554)       (494,296)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                   (22,144)   $ (3,263,437)           42,917     $ 1,204,157
                                                                    ==============  ==============   ==============  ==============


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Eastern European Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Eastern European Equity Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")


Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III         Chairman,            8                    Treasurer and                              The World Insurance
(1)                       Director and                              Director of                                Trust - 1 Fund and
8730 Stony Point          Treasurer since                           Commonwealth                               American Growth Fund-
Parkway                   May, 1997                                 Shareholder                                1 Fund
Suite 205                                                           Services, Inc.
Richmond, VA                                                        ("CSS"), the
23235                                                               Company's
(1945)                                                              Administrator,
                                                                    since 1985;
                                                                    President and
                                                                    Director of First
                                                                    Dominion Capital
                                                                    Corp. ("FDCC"),
                                                                    the Company's
                                                                    underwriter;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Services, Inc.,
                                                                    the Company's
                                                                    Transfer and
                                                                    Disbursing Agent
                                                                    since 1987;
                                                                    President and
                                                                    Treasurer of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, Inc.
                                                                    since 1983 ;
                                                                    President of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, LLC,
                                                                    the adviser to
                                                                    the Fund and the
                                                                    adviser to the
                                                                    Satuit Capital
                                                                    Small Cap Fund
                                                                    series of the
                                                                    Company, from
                                                                    December, 2000 to
                                                                    October, 2007;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Accounting, Inc.,
                                                                    which provides
                                                                    bookkeeping
                                                                    services to the
                                                                    Company;
                                                                    Chairman, Trustee
                                                                    and Treasurer of
                                                                    The World
                                                                    Insurance Trust,
                                                                    a registered
                                                                    investment
                                                                    company, since
                                                                    May, 2002; and
                                                                    Director,
                                                                    American Growth
                                                                    Fund, since 2008.
                                                                    Mr. Pasco is a
                                                                    certified public
                                                                    accountant.

NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.             Director since                    8     Retired. Manager of the Customer Services            The World
8730 Stony Point                  May, 1997                          Operations and Accounting Division of the    Insurance Trust -
Parkway                                                                    Potomac Electric Power Company from       1 Fund; Satuit
Suite 205                                                            August, 1978 until April, 2005; a Trustee              Capital
Richmond, VA 23235                                                             of The World Insurance Trust, a     Management Trust
(1940)                                                               registered investment company, since May,            - 2 Funds
                                                                             2002; a Trustee of Satuit Capital
                                                                     Management Trust, a registered investment
                                                                            company, since October, 2002 and a
                                                                     Trustee of Janus Advisors Series Trust, a
                                                                      registered investment company, from 2003
                                                                                                       to 2005

William E. Poist             Director since                    8      Financial and Tax Consultant through his            The World
8730 Stony Point                  May, 1997                                     firm Management Consulting for    Insurance Trust -
Parkway                                                                 Professionals since 1974; a Trustee of    1 Fund and Satuit
Suite 205                                                                   Satuit Capital Management Trust, a              Capital
Richmond, VA 23235                                                        registered investment company, since     Management Trust
(1939)                                                                    November, 2003; and a Trustee of The            - 2 Funds
                                                                           World Insurance Trust, a registered
                                                                      investment company, since May, 2002. Mr.
                                                                       Poist is a certified public accountant.

Paul M. Dickinson            Director since                    8        President of Alfred J. Dickinson, Inc.            The World
8730 Stony Point                  May, 1997                           Realtors since April, 1971; a Trustee of    Insurance Trust -
Parkway                                                                     Satuit Capital Management Trust, a    1 Fund and Satuit
Suite 205                                                                 registered investment company, since              Capital
Richmond, VA 23235                                                     November, 2003 and Trustee of The World     Management Trust
(1947)                                                                Insurance Trust, a registered investment            - 2 Funds
                                                                                     company, since May, 2002.


OFFICERS:

* Leland H. Faust          President of the                  N/A          President of CSI Capital Management,                  N/A
600 California Street       CSI Equity Fund                             Inc., a registered investment adviser,
18th Floor                     series since                                since 1978. Partner in the law firm
San Francisco, CA             October, 1997                              Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

Karen M. Shupe              Secretary since                  N/A         Managing Director of Fund Operations,                  N/A
8730 Stony Point                   2005 and                            Commonwealth Shareholder Services, Inc.
Parkway                     Treasurer since                           since 2003; Financial Reporting Manager,
Suite 205                              2006                           Commonwealth Shareholder Services, Inc.,
Richmond, VA 23235                                                                          from 2001 to 2003.
(1964)

David D. Jones, Esq.       Chief Compliance                  N/A       Co-founder and Managing Member of Drake                  N/A
230 Spring Hills Drive              Officer                            Compliance, LLC (compliance consulting)
Suite 340                                                                  since 2004; founder and controlling
Spring, TX 77380                                                       shareholder of David Jones & Associates
(1957)                                                                    (law firm) since 1998; President and
                                                                       Chief Executive Officer of Citco Mutual
                                                                        Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available without charge, upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY AND SUB-ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on August 26, 2008 (the "Meeting"), the Board, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved (i) the investment advisory agreement between the Company, on behalf of the Fund, and Commonwealth Capital Management, LLC ("CCM") and (ii) the investment sub-advisory agreement (together with the advisory agreement, the "Agreements") between CCM and Vontobel Asset Management Inc. ("Vontobel"), relating to the Fund.

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Agreements after their initial two-year terms: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Agreements for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from CCM and Vontobel, including written materials provided by CCM and Vontobel regarding: (i) the nature, extent and quality of the services to be provided by CCM and Vontobel; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and profits to be realized by CCM and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that CCM, Vontobel and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Agreements for an additional year. In approving the Agreements, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by CCM and Vontobel

The Board reviewed the services that CCM and Vontobel provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the history, track record, and investment approach and processes employed by Vontobel in managing the Fund. Additionally, a representative from Vontobel joined the Meeting and, along with a representative from CCM, provided the Board with a presentation regarding CCM's and Vontobel's management of the Fund. The Board considered and discussed, among other things, the Fund's performance, market conditions in Eastern Europe, the liquidity of the Fund's portfolio and Vontobel's trading practices. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by CCM and Vontobel.

Investment Performance of the Fund and CCM and Vontobel

The Board, using written materials provided by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. The Vontobel representative noted that, although the Fund underperformed its benchmark over various periods of time, its recent performance was favorable when compared to its benchmark and peer group. Based on this information, the Board concluded that it was satisfied with the investment performance of the Fund in light of Vontobel's investment strategy and current market conditions.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to CCM and the costs and other expenses incurred by CCM in providing advisory services. CCM's representative then discussed the profits realized by CCM from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed Vontobel's financial condition with the Vontobel representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and, while higher than the majority of funds in its peer group, was consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of the Fund and appeared reasonable in light of the services rendered. The Board also considered CCM's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that CCM and Vontobel have made a significant entrepreneurial commitment to the management and success of the Fund, reflected by CCM's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Agreements are fair and reasonable; (b) concluded that CCM's fees are reasonable in light of the services that CCM provides to the Fund; and (c) agreed to renew the Agreements for another year.

INVESTMENT ADVISER:

Commonwealth Capital Management, LLC
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Eastern European Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         ANNUAL REPORT TO SHAREHOLDERS

                          EASTERN EUROPEAN EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2008

Dear Shareholder,

2008 was a difficult year. On an absolute basis, Epoch Global Equity Shareholder Yield declined 32.10%. Our relative performance was 8.98% better than the benchmark, the S&P World BMI - Developed, which lost 41.08%. While disappointed with the absolute performance of the Fund, we believe our relative out-performance reflects the Fund's focus on high quality companies that return excess capital to their shareholders.

The financial crisis underway at the beginning of the year led to a seizure in the credit markets and a global economic slowdown. Despite massive intervention by the world's central banks, the lack of capital flowing into the global economy has resulted in the worst economic environment since World War II.

The year began with concerns that an over-leveraged US consumer would reduce spending and send the US economy into recession. The Federal Reserve was lowering interest rates and flooding the economy with liquidity in an effort to moderate the impact of the consumer slowdown. Many investors believed the growth in the Emerging Markets over the past six years had somehow immunized the rest of the world from illnesses affecting the US. By year's end, with credit markets seizing and global growth slowing, the "de-coupling" thesis had been proven wrong. In fact, since the peak of October 2007, equity markets around the world had declined by around 50% in value.

Over the course of the year, we remained cautious. The Fund had a natural bias to the Telecommunication Industry and regulated utilities, as these are traditional dividend payers with stable cash flows and strong balance sheets. Investments in these sectors retained significantly more of their value than other sectors of the economy. Another high dividend paying sector which did not was the Financial Services sector. As has been our past practice, we were significantly underweight in financials despite their apparently attractive payouts. However, the lack of transparency and serial disclosures of bad loans compounded by limited or no management oversight kept us away from these value traps.

Offsetting the positive performances were investments in the Consumer Discretionary space and an underweight to the defensive Healthcare sector. Simply put, we did not reduce our exposure to the global consumer fast enough. Our search for shareholder yield in the Healthcare sector has met with limited success as the majority of these companies do not return meaningful capital to the owners of the company. As the economic slowdown built up in the fourth quarter, investments in basic industrial companies also suffered negative re-valuations.

As we enter 2009, the US has a new President with a mandate to make the necessary changes to stabilize our economy. The commitment will be substantial, but as of this writing the ultimate impact is uncertain. As a result, we remain heavily invested in the things consumers will pay for: food and beverages, telecommunications and utilities. We have modest investments in Energy and Basic Materials, as the cash flows of these companies will likely benefit from the global stimulus programs soon to be implemented. With lower capital expenditures, we are optimistic that high quality companies will use their free cash flow to strengthen their balance sheets and provide value to their shareholders through prudent dividends. During the volatile fourth quarter, 15 portfolio companies raised their payouts and 8 more have done so already in the first quarter of 2009.

In this time of turmoil and complexity, we believe that investing will move back to the basics. Fewer hedge funds, less private equity, and an implementation of old fashioned truths will likely emerge. We continue to believe that companies that pay dividends, have transparent financial statements, generate free cash flow and demonstrate that their management teams can intelligently allocate free cash flow will build shareholder value. This mantra has been part of our investment philosophy since the firm's inception, and continues to be today.

William Priest
Portfolio Manager

Eric Sappenfield
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                      COMPARISON OF $10,000 INVESTMENT IN
                 EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND VS.
            THE S&P/CITIGROUP BROAD MARKET INDEX-GLOBAL EQUITY INDEX
                                 CLASS I SHARES



                      [ CLASS I COMPARISON CHART Graphic ]



                                                12/27/05        12/31/05        12/31/06        12/31/07       12/31/08
Epoch Global Equity Shareholder Yield Fund      10,000          9,947           12,504          13,538         9,193
BMI Global                                      10,000          9,962           12,017          13,148         7,746

        Past performance is not predictive of future performance.



                                                                                                  CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN  AVERAGE ANNUAL
                                                                                                     ONE YEAR ENDED          RETURN
                                                                                                         12/31/2008           SINCE
                                                                                                                          INCEPTION
                                                                                                                       12/27/05 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND                                                                  -32.10%          -2.75%
S&P BMI GLOBAL                                                                                              -41.08%          -8.13%
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S&P/Citigroup Broad Market Index-Global Equity Index ("BMI Global Index") is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars.
(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
                 EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND VS.
            THE S&P/CITIGROUP BROAD MARKET INDEX-GLOBAL EQUITY INDEX
                                 CLASS P SHARES



                      [ CLASS P COMPARISON CHART Graphic ]


                                                 8/03/06        12/31/06        12/31/07        12/31/08
Epoch Global Equity Shareholder Yield Fund      10,000          11,373          12,322          8,356
BMI Global                                      10,000          11,273          12,334          7,266

        Past performance is not predictive of future performance.




                                                                                                            CLASS P SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN  AVERAGE ANNUAL
                                                                                                     ONE YEAR ENDED          RETURN
                                                                                                         12/31/2008           SINCE
                                                                                                                          INCEPTION
                                                                                                                         8/3/06 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND                                                                  -32.19%          -7.17%
S&P BMI GLOBAL                                                                                              -41.00%         -12.38%
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S&P/Citigroup Broad Market Index-Global Equity Index ("BMI Global Index") is an unmanaged index that reflects the stock markets of over 30 countries and over 9,000 securities with values expressed in U.S. dollars.
(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per six months before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.




                                                                                                             EXPENSES PAID DURING
                                                                                                                    PERIOD*
                                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE       JULY 1, 2008 THROUGH
CLASS I SHARES                                            JULY 1, 2008              DECEMBER 31, 2008          DECEMBER 31, 2008


Actual                                                                $ 1,000                   $ 762.68                     $ 4.12
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,020.35                     $ 4.72



                                                                                                             EXPENSES PAID DURING
                                                                                                                    PERIOD*
                                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE       JULY 1, 2008 THROUGH
CLASS P SHARES                                            JULY 1, 2008              DECEMBER 31, 2008          DECEMBER 31, 2008


Actual                                                                $ 1,000                   $ 760.23                     $ 5.22
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,019.10                     $ 5.99


* - Expenses are equal to the Fund's annualized expense ratio of 0.93% for Class I and 1.18% for Class P, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal six months, divided by 366 days in the current year.


                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
          PORTFOLIO HOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2008



                         [ PORTFOLIO HOLDINGS Graphic ]


United States                           48.06%
Great Britain                           11.60%
France                                   5.53%
Italy                                    3.62%
Australia                                1.87%
Germany                                  2.75%
Belgium                                  3.54%
Switzerland                              3.92%
Canada                                   1.56%
Finland                                  1.68%
Taiwan                                   2.22%
Philippines                              1.10%
Spain                                    1.58%
Other Countries                          4.61%

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS:                                                                             93.64%

                AUSTRALIA:                                                                                  1.87%
   571,000      Lion Nathan Ltd.                                                                                        $ 3,277,555
   220,202      Westpac Banking Corp.                                                                                     2,609,427
                                                                                                                     --------------
                                                                                                                          5,886,982
                                                                                                                     --------------

                AUSTRIA:                                                                                    0.89%
   194,500      Telekom Austria AG                                                                                        2,788,062
                                                                                                                     --------------

                BELGIUM:                                                                                    3.54%
   228,800      Anheuser-Busch InBev NV                                                                                       1,274
   132,250      Belgacom SA                                                                                               5,030,150
   263,500      InBev                                                                                                     6,080,101
                                                                                                                     --------------
                                                                                                                         11,111,525
                                                                                                                     --------------

                BRAZIL:                                                                                     0.88%
   247,600      Redecard SA                                                                                               2,747,547
                                                                                                                     --------------

                CANADA:                                                                                     1.56%
   104,500      Manitoba Telecom Services, Inc.                                                                           3,070,818
   333,500      Yellow Pages Income Fund                                                                                  1,822,211
                                                                                                                     --------------
                                                                                                                          4,893,029
                                                                                                                     --------------

                FINLAND:                                                                                    1.68%
   139,550      Fortum Oyj                                                                                                2,957,845
   148,700      Nokia Corp Sponsored ADR                                                                                  2,319,720
                                                                                                                     --------------
                                                                                                                          5,277,565
                                                                                                                     --------------

                FRANCE:                                                                                     5.53%
   30,800       Air Liquide                                                                                               2,805,472
   239,100      France Telecom SA                                                                                         6,641,799
   71,800       Total SA                                                                                                  3,888,045
   124,100      Vivendi                                                                                                   4,018,097
                                                                                                                     --------------
                                                                                                                         17,353,413
                                                                                                                     --------------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                GERMANY:                                                                                    2.75%
   118,100      BASF AG                                                                                                 $ 4,557,696
   45,950       RWE AG                                                                                                    4,073,527
                                                                                                                     --------------
                                                                                                                          8,631,223
                                                                                                                     --------------

                GREAT BRITAIN:                                                                             11.60%
   190,600      Astrazeneca PLC Sponsored ADR                                                                             7,820,318
   34,500       BP PLC Sponsored ADR                                                                                      1,612,530
   121,000      British American Tobacco                                                                                  3,183,583
   106,000      Diageo PLC Sponsored ADR                                                                                  6,014,440
   229,400      Imperial Tobacco Group                                                                                    6,203,309
   316,450      National Grid                                                                                             3,163,876
  1,375,700     Tomkins PLC                                                                                               2,473,359
   317,859      United Utilities                                                                                          2,910,810
  1,503,800     Vodafone Group PLC                                                                                        3,055,365
                                                                                                                     --------------
                                                                                                                         36,437,590
                                                                                                                     --------------

                ITALY:                                                                                      3.62%
   594,200      Enel S.p.A.                                                                                               3,739,873
   89,000       Eni S.p.A. - ADR                                                                                          4,255,980
  1,037,400     Terna S.p.A.                                                                                              3,371,155
                                                                                                                     --------------
                                                                                                                         11,367,008
                                                                                                                     --------------

                NETHERLANDS:                                                                                0.62%
   36,800       Royal Dutch Shell PLC ADR A                                                                               1,948,192
                                                                                                                     --------------

                NORWAY:                                                                                     0.96%
   181,700      Statoilhydro ASA - ADR                                                                                    3,027,122
                                                                                                                     --------------

                PHILIPPINES:                                                                                1.10%
   73,331       Philippine Long Distance - ADR                                                                            3,442,890
                                                                                                                     --------------

                SINGAPORE:                                                                                  0.61%
   893,000      Singapore Press Holdings                                                                                  1,930,240
                                                                                                                     --------------

                SPAIN:                                                                                      1.58%
   225,600      Telefonica SA                                                                                             4,976,385
                                                                                                                     --------------

                SWEDEN:                                                                                     0.65%
   143,800      Swedish Match AB Fuerer                                                                                   2,037,951
                                                                                                                     --------------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                SWITZERLAND:                                                                                3.92%
   149,600      Nestle SA                                                                                               $ 5,828,753
   20,400       Swisscom AG Ittigen                                                                                       6,486,654
                                                                                                                     --------------
                                                                                                                         12,315,407
                                                                                                                     --------------

                TAIWAN:                                                                                     2.22%
   205,166      Chunghwa Telecom Co. Ltd. ADR                                                                             3,200,590
   902,696      Far Eastone Tele Co. Ltd.                                                                                 1,026,698
   347,883      Taiwan Semiconductor Spon ADR                                                                             2,748,276
                                                                                                                     --------------
                                                                                                                          6,975,564
                                                                                                                     --------------

                UNITED STATES:                                                                             48.06%
   282,000      Altria Group, Inc.                                                                                        4,246,920
   192,855      AT&T, Inc.                                                                                                5,496,368
   56,200       Automatic Data Processing                                                                                 2,210,908
   61,100       Avon Products                                                                                             1,468,233
   113,450      Ball Corp.                                                                                                4,718,386
   122,600      Bristol Myers Squibb Co.                                                                                  2,850,450
   194,000      Centurytel, Inc.                                                                                          5,302,020
   36,300       Chevron Corp.                                                                                             2,685,111
   64,500       Conocophillips                                                                                            3,341,100
   35,600       Davita Inc.*                                                                                              1,764,692
   51,900       Diamond Offshore Drilling, Inc.                                                                           3,058,986
   161,200      Dow Chemical Co.                                                                                          2,432,508
   167,200      Du Pont E I De Nemours & Co.                                                                              4,230,160
   329,850      Duke Energy Co.                                                                                           4,951,049
   48,900       Emerson Electric Co.                                                                                      1,790,229
   25,400       Exxon Mobil Corp.                                                                                         2,027,682
   388,600      Frontier Communications Corp.                                                                             3,396,364
   105,900      Genuine Parts Co.                                                                                         4,009,374
   62,900       Great Plains Energy, Inc.                                                                                 1,215,857
   88,300       Honeywell International, Inc.                                                                             2,898,889
   39,400       International Flavors & Fragrances                                                                        1,170,968
   54,100       Johnson & Johnson                                                                                         3,236,803
   46,400       Kinder Morgan Energy Partners                                                                             2,122,800
   62,200       Kraft Foods, Inc. Class A                                                                                 1,670,070
   95,200       Lorillard, Inc.                                                                                           5,364,520
   34,300       Magellan Midstream Partners - LP                                                                          1,036,203
   28,600       McDonalds Corp.                                                                                           1,778,634
   106,400      Microsoft Corp.                                                                                           2,068,416
   134,200      New York Community Bancorp                                                                                1,605,032
   123,800      Nisource, Inc.                                                                                            1,358,086



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                UNITED STATES (continued):
   111,600      Nstar                                                                                                   $ 4,072,284
   53,700       Nucor Corp.                                                                                               2,480,940
   115,800      Oneok, Inc. New                                                                                           3,372,096
   21,600       Oneok Partners, LP                                                                                          983,880
   296,400      Packaging Corporation of America                                                                          3,989,544
   60,100       Paychex, Inc.                                                                                             1,579,428
   126,800      Philip Morris International                                                                               5,517,068
   35,200       Progress Energy, Inc.                                                                                     1,402,720
   122,400      Reynolds American, Inc.                                                                                   4,933,944
   48,000       Rockwell Collins                                                                                          1,876,320
   106,400      Scana Corp.                                                                                               3,787,840
   135,100      Southern Company                                                                                          4,998,700
   227,700      Southern Copper Corp.                                                                                     3,656,862
   177,600      Teco Energy, Inc.                                                                                         2,193,360
    4,700       Transocean, Inc. New*                                                                                       222,075
   78,100       US Bancorp                                                                                                1,953,281
   107,600      Ventas, Inc.                                                                                              3,612,132
   190,500      Verizon Communications                                                                                    6,457,950
   140,850      Westar Energy, Inc.                                                                                       2,888,833
   47,200       WGL Holdings, Inc.                                                                                        1,542,968
   417,200      Windstream Corp.                                                                                          3,838,240
                                                                                                                     --------------
                                                                                                                        150,867,283
                                                                                                                     --------------

                TOTAL INVESTMENTS:
                (Cost: $385,927,205)                                                                       93.64%       294,014,978
                Other assets, net of liabilities                                                            6.36%        19,977,979
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%     $ 313,992,957

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $385,927,205) (Note 1)                                                     $ 294,014,978
  Cash and cash equivalents                                                                                               2,966,075
  Foreign currency at value (cost $16,071,025)                                                                           15,724,837
  Receivable for capital stock sold                                                                                         602,341
  Dividends receivable                                                                                                    1,122,445
  Tax reclaim receivable                                                                                                    244,543
  Prepaid expenses                                                                                                           82,471
                                                                                                                     --------------
TOTAL ASSETS                                                                                                            314,757,690
                                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                        485,434
  Accrued investment management fees                                                                                        170,552
  Accrued 12b-1 fees                                                                                                         10,734
  Accrued administration and transfer agency fees                                                                            15,770
  Other accrued expenses                                                                                                     82,243
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                           764,733
                                                                                                                     --------------

NET ASSETS                                                                                                            $ 313,992,957
                                                                                                                     ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 27,238,308 $0.01 par value shares of beneficial interest outstanding                  $ 502,189,914
  Accumulated net investment income (loss)                                                                                  736,842
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                (96,652,340)
  Net unrealized appreciation (depreciation) of investments and foreign currency                                       (92,281,459)
                                                                                                                     --------------
  NET ASSETS                                                                                                          $ 313,992,957
                                                                                                                     ==============

NET ASSET VALUE PER SHARE
CLASS I
($297,513,070 / 25,807,795 shares outstanding; 40,000,000 authorized)                                                       $ 11.53
                                                                                                                     ==============

CLASS P
($16,479,887 / 1,430,513 shares outstanding; 5,000,000 authorized)                                                          $ 11.52
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $1,778,415)                                                                 $ 26,165,046
  Interest                                                                                                                  808,895
                                                                                                                     --------------
Total investment income                                                                                                  26,973,941
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     3,535,559
  12b-1 fees, Class P (Note 2)                                                                                               42,093
  Recordkeeping and administrative services (Note 2)                                                                        290,040
  Accounting fees                                                                                                           165,185
  Custodian fees                                                                                                            159,161
  Transfer agent fees (Note 2)                                                                                              181,523
  Professional fees                                                                                                          64,149
  Filing and registration fees (Note 2)                                                                                      41,191
  Directors fees                                                                                                             11,492
  Compliance fees                                                                                                             7,241
  Shareholder services and reports (Note 2)                                                                                  44,422
  Other                                                                                                                     228,727
                                                                                                                     --------------
Total expenses                                                                                                            4,770,783
                                                                                                                     --------------
Net investment income (loss)                                                                                             22,203,158
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments                                                                                (97,357,013)
Net realized gain (loss) on foreign currency transactions                                                               (3,344,518)
Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies               (109,475,635)
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments                                                                (210,177,166)
                                                                                                                     --------------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                             $
                                                                                                                      (187,974,008)
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED             YEAR ENDED
                                                                                        DECEMBER 31, 2008      DECEMBER 31, 2007
                                                                                       ---------------------  ---------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                  $ 22,203,158           $ 21,285,622
  Net realized gain (loss) on investments and foreign currency transactions                    (100,701,531)             30,465,842
  Change in net unrealized appreciation/depreciation on investments and foreign                (109,475,635)           (15,750,563)
    currencies                                                                         ---------------------  ---------------------
  Increase (decrease) in net assets from operations                                            (187,974,008)             36,000,901
                                                                                       ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
Class I                                                                                         (17,605,363)           (21,226,708)
Class P                                                                                            (541,418)              (368,840)
  Net realized gain
Class I                                                                                          (2,080,618)           (27,838,331)
Class P                                                                                            (115,391)            (1,021,714)
  Return of Capital
Class I                                                                                          (1,641,966)                     --
Class P                                                                                             (51,670)                     --
                                                                                       ---------------------  ---------------------
  Decrease in net assets from distributions                                                     (22,036,426)           (50,455,593)
                                                                                       ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
Class I                                                                                          364,204,472            533,100,168
Class P                                                                                           10,258,331             18,225,264
  Shares reinvested
Class I                                                                                           20,352,203             47,330,284
Class P                                                                                              626,962              1,163,861
  Shares redeemed
Class I                                                                                        (419,566,045)          (303,780,699)
Class P                                                                                          (6,491,410)              (574,571)
                                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets from capital share transactions                             (30,615,487)            295,464,307
                                                                                       ---------------------  ---------------------

NET ASSETS
  Increase (decrease) during year                                                              (240,625,921)            281,009,615
  Beginning of year                                                                              554,618,878            273,609,263
                                                                                       ---------------------  ---------------------
END OF YEAR (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $736,842 AND                $ 313,992,957          $ 554,618,878
  $991,141, RESPECTIVELY)                                                              =====================  =====================


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS I SHARES
                                                       ----------------------------------------------------------------------------
                                                                                                                          PERIOD
                                                           YEAR ENDED                                  YEAR ENDED          ENDED
                                                       DECEMBER 31, 2008         YEAR ENDED           DECEMBER 31,       DECEMBER
                                                              (2)             DECEMBER 31, 2007           2006           31, 2005*
                                                      -------------------    -------------------    ----------------    -----------

NET ASSET VALUE, BEGINNING OF PERIOD                        $ 17.75               $ 18.02                $ 14.92            $ 15.00
                                                       ------------          ------------           ------------        -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                 0.66                  0.77                   0.63               0.00
  Net realized and unrealized gain (loss) on                 (6.24)                  0.72                   3.13             (0.08)
    investments and foreign currency transactions      ------------          ------------           ------------        -----------
  TOTAL FROM INVESTMENT ACTIVITIES                           (5.58)                  1.49                   3.76             (0.08)
                                                       ------------          ------------           ------------        -----------
DISTRIBUTIONS
  Net investment income                                      (0.51)                (0.77)                 (0.63)                 --
  Net realized gain                                          (0.08)                (0.99)                 (0.03)                 --
  Return of capital                                          (0.05)                    --                     --                 --
                                                       ------------          ------------           ------------        -----------
  TOTAL DISTRIBUTIONS                                        (0.64)                (1.76)                 (0.66)                 --
                                                       ------------          ------------           ------------        -----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                    --(1)                 --(1)                  --                 --
                                                       ------------          ------------           ------------        -----------

NET ASSET VALUE, END OF PERIOD                              $ 11.53               $ 17.75                $ 18.02            $ 14.92
                                                       ============          ============           ============        ===========

TOTAL RETURN                                               (32.10%)                 8.28%                 25.71%            (0.53%)
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, net                                               0.93%                 0.91%                  1.05%              1.10%
  Net investment income (loss)                                4.40%                 4.21%                  3.88%            (1.10%)
Portfolio turnover rate                                      71.64%                46.95%                 32.40%              0.00%
Net assets, end of period (000's)                         $ 297,513             $ 535,229              $ 272,016           $ 71,432

*Commencement of operations was December 27, 2005.

**Annualized

(1)Less than $0.01 per share.

(2)Per share amounts calculated using the average share method.

(A)Management fee waivers reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.

(B)Expense ratio- net reflects the effect of the management fee waivers in 2005.

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         CLASS I
                                                                                                                         SHARES
                                                                                                                      -------------
                                                                                                                      PERIOD ENDED
                                                                                                                      DECEMBER 31,
                                                                                                                          2005*
                                                                                                                      -------------

NET ASSET VALUE, BEGINNING OF PERIOD
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                        (1)
  Net realized and unrealized gain (loss) on investments and foreign currency transactions
  TOTAL FROM INVESTMENT ACTIVITIES
DISTRIBUTIONS
  Net investment income
  Net realized gain
  Return of capital
  TOTAL DISTRIBUTIONS
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, net                                                                                                       (A) (B) **
  Net investment income (loss)                                                                                        **
Portfolio turnover rate
Net assets, end of period (000's)

*Commencement of operations was December 27, 2005.

**Annualized

(1)Less than $0.01 per share.

(2)Per share amounts calculated using the average share method.

(A)Management fee waivers reduced the expense ratio and increased net investment income ratio by 2.49% for the period ended December 31, 2005.

(B)Expense ratio- net reflects the effect of the management fee waivers in 2005.


See Notes to Financial Statements


EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                CLASS P SHARES
                                                                           --------------------------------------------------------
                                                                              YEAR ENDED           YEAR ENDED        PERIOD ENDED
                                                                           DECEMBER 31, 2008      DECEMBER 31,       DECEMBER 31,
                                                                                  (2)                 2007               2006*
                                                                          ------------------    ---------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                           $ 17.72               $ 17.94           $ 16.00
                                                                           -----------           -----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                    0.59                  0.69              0.19
  Net realized and unrealized gain (loss) on investments and foreign            (6.18)                  0.79              1.99
    currency transactions                                                  -----------           -----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                              (5.59)                  1.48              2.18
                                                                           -----------           -----------        ----------
DISTRIBUTIONS
  Net investment income                                                         (0.48)                (0.72)            (0.21)
  Net realized gain                                                             (0.08)                (0.99)            (0.03)
  Return of capital                                                             (0.05)                    --                --
                                                                           -----------           -----------        ----------
  TOTAL DISTRIBUTIONS                                                           (0.61)                (1.71)            (0.24)
                                                                           -----------           -----------        ----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                                       --(1)               0.01                --
                                                                           -----------           -----------        ----------

NET ASSET VALUE, END OF PERIOD                                                 $ 11.52               $ 17.72           $ 17.94
                                                                           ===========           ===========        ==========

TOTAL RETURN                                                                  (32.19%)                 8.34%            13.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses, net                                                                  1.18%                 1.16%             1.30%**
  Net investment income (loss)                                                   4.01%                 3.97%             2.74%**
Portfolio turnover rate                                                         71.64%                46.95%            32.40%
Net assets, end of period (000's)                                             $ 16,480              $ 19,390           $ 1,593

* Commencement of operations was August 2, 2006.

** Annualized

(1)Less than $0.01 per share.

(2)Per share amounts calculated using the average share method.


See Notes to Financial Statements

EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch Global Equity Shareholder Yield Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on December 27, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (I Class: 40,000,000; P
Class: 5,000,000; A Class: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares ("Class I" and "Class P").

     The objective of the Fund is to provide a high level of income by investing in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of equity securities of dividend paying companies located throughout the world, including the United States. The fund may also invest up to 20% of its assets in securities issued by companies located in emerging markets when the investment advisor (the "Advisor") believes they represent attractive investment opportunities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs                                                                                           Investment in Securities
 ---------------------------------------------------------------------------------------------------       ------------------------

Level 1- Quoted Prices                                                                                                $ 294,014,978
Level 2- Other Significant Observable Inputs                                                                                     --
Level 3- Significant Unobservable Inputs                                                                                         --
                                                                                                           ------------------------
Total                                                                                                                 $ 294,014,978
                                                                                                           ========================


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, four previous tax years are open: December 31, 2005-December 31, 2008. The Fund has no examinations in progress. The Fund reviewed the year ended December 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2008, the Fund decreased accumulated net investment income by $4,310,676 and decreased accumulated net realized loss on investments by $4,310,676.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.70% on the average daily net assets of the Fund. For the year ended December 31, 2008, EIP earned and received $3,535,559 in advisory fees.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's Class P average daily net assets. For the year ended December 31, 2008, there were $42,093 of distribution expenses incurred by the Fund's Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2008, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2008 redemption fees of $8,520 were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the year ended December 31, 2008, CSS earned $290,040 for its services, of which $10,321 was due from the Fund. Additionally, CSS received $1,191 of the $44,422 of shareholder servicing and reports expense incurred and $3,270 of the $41,191 of filing and registration fees for hourly services provided to the fund.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. For the year ended December 31, 2008, CFSI earned $181,523 for its services, of which $5,449 was due from the Fund as of December 31, 2008.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended December 31, 2008 were $331,336,616 and $360,253,324, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions paid during the year ended December 31, 2008 and the year ended December 31, 2007 were as follows:

                                                                                                YEAR ENDED               YEAR ENDED
                                                                                         DECEMBER 31, 2008        DECEMBER 31, 2007
                                                                                   -----------------------  -----------------------

Distributions paid from:
Ordinary income*                                                                              $ 19,689,548             $ 30,624,911
Net realized gain                                                                                  653,242               19,830,682
Return of capital                                                                                1,693,636                       --
                                                                                   -----------------------  -----------------------
                                                                                              $ 22,036,426             $ 50,455,593
                                                                                   =======================  =======================


     *For tax purposes, short-term capital gain distributions are considered ordinary income.

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         Year ended
                                                                                                                  December 31, 2008
                                                                                                         --------------------------

Unrealized appreciation/depreciation on investments and foreign currency contracts                                   $ (94,281,890)
Post-October currency losses**                                                                                         (21,187,181)
Capital loss carryforward                                                                                              (72,727,886)
                                                                                                         --------------------------
Total                                                                                                               $ (188,196,957)
                                                                                                         ==========================


     **Under the current tax law, security and foreign currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     As of December 31, 2008, the Fund has a capital loss carryforward of $72,727,886 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. This carryforward will expire December 31, 2016.

     Cost of securities for Federal income tax purpose is $387,927,636 and the related tax-based net unrealized appreciation (depreciation) consists of:



Gross unrealized appreciation                                                                                           $ 7,662,197

Gross unrealized depreciation                                                                                         (101,574,855)
                                                                                                          -------------------------
Net unrealized appreciation                                                                                          $ (93,912,658)
                                                                                                          =========================


     The difference between book and tax unrealized depreciation is primarily attributable to tax deferral of wash sales and partnership income.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             23,161,546   $ 364,204,472          738,257    $ 10,258,331
Shares reinvested                                                        1,375,083      20,352,203           44,413         626,962
Shares redeemed (a)                                                   (28,890,946)   (419,566,045)        (446,665)     (6,491,410)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                (4,354,317)   ($35,009,370)          336,005     $ 4,393,883
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $7,076 for Class I and $1,444 for Class P.


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             28,782,243   $ 533,100,168          971,900    $ 18,225,264
Shares reinvested                                                        2,600,635      47,330,284           64,717       1,163,861
Shares redeemed (a)                                                   (16,315,988)   (303,780,699)         (30,928)       (574,571)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                 15,066,890   $ 276,649,753        1,005,689    $ 18,814,554
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $22,321 for Class I and $7,138 for Class P.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. There were no open forward foreign currency contracts at December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch Global Equity Shareholder Yield Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch Global Equity Shareholder Yield Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III         Chairman,            8                    Treasurer and                              The World Insurance
(1)                       Director and                              Director of                                Trust - 1 Fund and
8730 Stony Point          Treasurer since                           Commonwealth                               American Growth Fund-
Parkway                   May, 1997                                 Shareholder                                1 Fund
Suite 205                                                           Services, Inc.
Richmond, VA                                                        ("CSS"), the
23235                                                               Company's
(1945)                                                              Administrator,
                                                                    since 1985;
                                                                    President and
                                                                    Director of First
                                                                    Dominion Capital
                                                                    Corp. ("FDCC"),
                                                                    the Company's
                                                                    underwriter;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Services, Inc.,
                                                                    the Company's
                                                                    Transfer and
                                                                    Disbursing Agent
                                                                    since 1987;
                                                                    President and
                                                                    Treasurer of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, Inc.
                                                                    since 1983 ;
                                                                    President of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, LLC,
                                                                    the adviser to
                                                                    the Fund and the
                                                                    adviser to the
                                                                    Satuit Capital
                                                                    Small Cap Fund
                                                                    series of the
                                                                    Company, from
                                                                    December, 2000 to
                                                                    October, 2007;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Accounting, Inc.,
                                                                    which provides
                                                                    bookkeeping
                                                                    services to the
                                                                    Company;
                                                                    Chairman, Trustee
                                                                    and Treasurer of
                                                                    The World
                                                                    Insurance Trust,
                                                                    a registered
                                                                    investment
                                                                    company, since
                                                                    May, 2002; and
                                                                    Director,
                                                                    American Growth
                                                                    Fund, since 2008.
                                                                    Mr. Pasco is a
                                                                    certified public
                                                                    accountant.


NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.             Director since                    8     Retired. Manager of the Customer Services            The World
8730 Stony Point                  May, 1997                          Operations and Accounting Division of the    Insurance Trust -
Parkway                                                                    Potomac Electric Power Company from       1 Fund; Satuit
Suite 205                                                            August, 1978 until April, 2005; a Trustee              Capital
Richmond, VA 23235                                                             of The World Insurance Trust, a     Management Trust
(1940)                                                               registered investment company, since May,           - 2 Funds;
                                                                             2002; a Trustee of Satuit Capital
                                                                     Management Trust, a registered investment
                                                                            company, since October, 2002 and a
                                                                     Trustee of Janus Advisors Series Trust, a
                                                                      registered investment company, from 2003
                                                                                                      to 2005.
William E. Poist             Director since                    8      Financial and Tax Consultant through his            The World
8730 Stony Point                  May, 1997                                     firm Management Consulting for    Insurance Trust -
Parkway                                                                 Professionals since 1974; a Trustee of    1 Fund and Satuit
Suite 205                                                                   Satuit Capital Management Trust, a              Capital
Richmond, VA 23235                                                        registered investment company, since     Management Trust
(1939)                                                                    November, 2003; and a Trustee of The           - 2 Funds;
                                                                           World Insurance Trust, a registered
                                                                      investment company, since May, 2002. Mr.
                                                                       Poist is a certified public accountant.
Paul M. Dickinson            Director since                    8        President of Alfred J. Dickinson, Inc.            The World
8730 Stony Point                  May, 1997                           Realtors since April, 1971; a Trustee of    Insurance Trust -
Parkway                                                                     Satuit Capital Management Trust, a    1 Fund and Satuit
Suite 205                                                                 registered investment company, since              Capital
Richmond, VA 23235                                                     November, 2003 and Trustee of The World     Management Trust
(1947)                                                                Insurance Trust, a registered investment           - 2 Funds;
                                                                                     company, since May, 2002.


OFFICERS:

* Leland H. Faust          President of the                  N/A          President of CSI Capital Management,                  N/A
600 California Street,      CSI Equity Fund                             Inc., a registered investment adviser,
18th Floor                     series since                                since 1978. Partner in the law firm
San Francisco, CA             October, 1997                              Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

Karen M. Shupe              Secretary since                  N/A         Managing Director of Fund Operations,                  N/A
8730 Stony Point                   2005 and                            Commonwealth Shareholder Services, Inc.
Parkway,                    Treasurer since                           since 2003; Financial Reporting Manager,
Suite 205                              2006                           Commonwealth Shareholder Services, Inc.,
Richmond, VA 23235                                                                          from 2001 to 2003.
(1964)
David D. Jones, Esq.       Chief Compliance                  N/A       Co-founder and Managing Member of Drake                  N/A
230 Spring Hills                    Officer                            Compliance, LLC (compliance consulting)
Drive,                                                                     since 2004; founder and controlling
Suite 340                                                              shareholder of David Jones & Associates
Spring, TX 77380                                                          (law firm) since 1998; President and
(1957)                                                                 Chief Executive Officer of Citco Mutual
                                                                        Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 19, 2008 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser").

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term:
(i) by the vote of the Board or by a vote of the shareholders of the Fund; and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund. Additionally, a representative from the Adviser joined the Meeting and provided the Board with a presentation regarding the Adviser's organization, assets under management and representative clients. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Adviser's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was generally favorable to its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed the Adviser's financial condition with the Adviser representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was comparable to those of similar mutual funds, appeared reasonable in light of the services rendered and was the result of arm's length negotiations. The Board also considered the Adviser's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, NY 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch Global Equity Shareholder Yield Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on investment plans and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         ANNUAL REPORT TO SHAREHOLDERS

                   EPOCH GLOBAL EQUITY SHAREHOLDER YIELD FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2008

Dear Shareholder:

Epoch's International Small Cap Fund (EPIEX) ("the Fund") fell by 48.89% in 2008. By comparison, the Fund's benchmark, the S&P/Citicorp EMI EPAC Index ("the index") fell by 46.60%. The year proved to be one of the most difficult periods in the history of financial markets. The deleveraging following the bursting of the housing bubble was more pronounced than expected, with no country escaping its grasp, not even China. In the financial sector banks were forced to take significant credit-related write-downs and experienced stress in the interbank funding market which slowed lending worldwide. In addition, leveraged investors were forced to liquidate, and scandals of extraordinary proportions were revealed. Governments and central banks responded to the financial crisis in unprecedented ways with measures aimed at restoring liquidity, confidence, and eventually growth. Given the tremendous uncertainties generated, it is perhaps not surprising that in this environment small cap stocks across the globe were one of the hardest hit asset classes.

Clearly, we were disappointed by the Fund's return, and while the Fund's overall sector and country allocations were positive, stock selection was a drag on returns in a number of sectors. In Healthcare, the Fund had one holding - Southern Cross in the UK, which fell substantially on concerns that management had been less than forthcoming about their business outlook. Also, stocks in one of our favored longer-term themes - aging demographics - underperformed. The Fund was also adversely impacted by an overweight position in the Industrial sector. In particular, our exposure to the dredgers (Belgium's Bosklalis and Compagnie d'Enterprises CFE) had a negative impact on performance. While the dredgers continued to report strong top line sales and margins, concerns over future orders from oil and gas companies mounted. This in turn led to worries about potential pricing power and the health of their 2009 and 2010 margins. The other major negative for the Fund was its overweight position to Energy, which was one of the worst performing sectors. Concerns over a global recession in the second half of the year led to significant demand destruction, and oil prices fell sharply. Expectations of reductions in oil company spending plans, pricing deflation and margin compression hit the oil services companies hard over the period. While we continue to see weaker demand in the near-term, we believe the supply side of the equation creates a positive outlook for the medium-term. As we have written previously, the International Energy Agency projects a continuous deterioration in production rates (now estimated to be between 4 and 5%) of the world's largest oil fields. This long term supply argument combined with historically low valuations (below two standard deviations from long-term average) presents a long-term, compelling investment opportunity.

The Fund's largest source of out-performance was cash, not surprising given the sharp collapse in equity markets. In addition, the Fund's exposure to the Information Technology sector helped, as several of the stocks held in the portfolio performed well over the period. Chinese online gamer Shanda Interactive performed well on the back of consensus-beating results. In addition, German business infrastructure software provider Software AG outperformed as investors were comforted by its strong license sales and outlook. The systems and IT services company Indra Sistemas was also a strong relative performer as it was seen as a defensive player with highly visible government-backed revenues.

The Fund also benefited from our overweight position and stock selection within the Telecommunications sector. Asian mobile Telco providers MTI (Japan) and Far Eastone Telecommunications (Taiwan), both of whom reported a strong third quarter and solid outlook, helped the portfolio.

At a country level, overall allocations proved positive. However, the Fund's underweight to Japan was a drag on performance, especially in the fourth quarter as the yen rallied strongly against most other currencies. The Fund is structurally underweight Japan, as we find it very difficult to find companies that meet our free cash flow criteria, and as we see a strong linkage between Japan's economy and global economic activity.

Today, the Fund's primary themes are: 1) defensive consumption; 2) aging demographics and healthcare; 3) defense and security; 4) demand for oil services in the global trend to replace reserves; and, 5) business productivity. The primary risk is that global economic growth proves to be stronger than we anticipate, and the de-leveraging process that has plagued the financial sector is resolved more quickly than we anticipate, thereby rewarding a more risk-seeking portfolio strategy than we have in place at the current time.

We remain underweight Financials as a whole but have been selectively adding new names as we see attractive valuation within the insurance industry. We favor re-insurers as current valuation levels seem attractive given historically low multiples (which should help mitigate downside risk), and there is growing evidence of the ability of these insurers to raise rates. We remain highly cautious on banks, mainly in Europe. Despite sharp stock price declines, valuations remain 30% over previous credit crisis troughs, which we think are still too lofty given the unprecedented severity of this crisis. Risks of further write-downs and reductions in balance sheet leverage will inhibit banks' ability to grow out of their problems. We will continue to monitor bank valuations, and, should they become more attractive, we will increase our exposure in this segment of Financials. In the meantime, our focus remains more narrowly in underleveraged banks in underleveraged markets.

We have also begun to reduce the Fund's underweight position in the Consumer Discretionary sector as we are seeing stock-specific valuation opportunities. Our new investments in the Consumer Discretionary sector and the Financial sector have been funded by trimming names in Healthcare and Consumer Staples.

The Fund is also currently underweight cyclicals as we do not believe we have seen stabilization in the ISM Manufacturing Index. We prefer to be late in knowing that the cycle is bottoming rather than early. Lastly, the Fund is slightly overweight in Energy and is significantly underweight the Materials sector, which gives us a net underweight in commodities.

Turning to our outlook, the global economy enters 2009 in a precarious state. Macro data is weakening at an accelerating rate, and lead indicators are consistent with -3% GDP in the US and -1.3% in Europe for this year. Recent data from Japan and other Asia countries suggest a very sharp decline in exports. Consensus earnings estimates on both the macro and micro fronts remain too high, in our view, and given this downward momentum, volatile markets seem likely to persist. However, we expect policy makers to continue aggressive efforts to pry open capital markets and to press ahead with measures that include further rate cuts and an additional fiscal stimulus package. We expect these initiatives to spark some improvement in capital markets in the first half of the year and some economic stabilization in the second half.

We believe it is prudent to maintain a defensively positioned portfolio given the uncertainties on the horizon. That said, we continue to find strong company managements benefiting from the long term themes that we have identified. These companies have solid balance sheets, are growing free cash flow and trade at attractive valuation levels. We believe this investment strategy will position us to create relative and absolute performance for your Fund. Finally, our recent research and analysis suggests that despite the grim economic outlook, 2009 could prove to be an excellent buying opportunity for the International Small Cap asset class.

William Priest
Portfolio Manager

Emily Baker
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                      COMPARISON OF $10,000 INVESTMENT IN
       EPOCH INTERNATIONAL SMALL CAP FUND VS. THE S&P/CITIGROUP EXTENDED
          MARKET INDEX- EUROPE PACIFIC ASIA COMPOSITE INDEX (EMI EPAC)
                                 CLASS I SHARES



                      [ CLASS I COMPARISON CHART Graphic ]



                                                 1/25/05        12/31/05        12/31/06        12/31/07       12/31/08
Epoch International Small Cap Fund              10,000          12,173          16,848          19,227         9,819
S&P/Citigroup EMI EPAC                          10,000          12,279          16,006          16,983         9,069

        Past performance is not predictive of future performance.


                                                                                                            CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN  AVERAGE ANNUAL
                                                                                                     ONE YEAR ENDED    RETURN SINCE
                                                                                                         12/31/2008       INCEPTION
                                                                                                                       01/25/05 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH INTERNATIONAL SMALL CAP FUND:                                                                         -48.89%          -0.46%
S&P/CITIGROUP EMI EPAC:                                                                                     -46.60%          -2.45%
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S&P/Citigroup Extended Market Index- Europe Pacific Asia Composite ("EMI EPAC Index") is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The EMI EPAC Index is made up of stocks in the bottom 20% market cap of each country. (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
       EPOCH INTERNATIONAL SMALL CAP FUND VS. THE S&P/CITIGROUP EXTENDED
          MARKET INDEX- EUROPE PACIFIC ASIA COMPOSITE INDEX (EMI EPAC)
                                 CLASS P SHARES



                      [ CLASS P COMPARISON CHART Graphic ]


                                                 8/03/06        12/31/06        12/31/07       12/31/08
Epoch International Small Cap Fund              10,000          11,710          13,412          6,834
S&P/Citigroup EMI EPAC                          10,000          11,861          12,585          6,720

        Past performance is not predictive of future performance.





                                                                                                            CLASS P SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN    TOTAL RETURN
                                                                                                     ONE YEAR ENDED           SINCE
                                                                                                         12/31/2008       INCEPTION
                                                                                                                       08/02/06 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH INTERNATIONAL SMALL CAP FUND:                                                                         -49.01%         -14.58%
S&P/CITIGROUP EMI EPAC:                                                                                     -46.60%         -15.17%
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


The S&P/Citigroup Extended Market Index- Europe Pacific Asia Composite ("EMI EPAC Index") is an unmanaged relative small cap index measuring the performance of a diverse range of global markets including every stock with over $100 million (U.S. dollars) in float adjusted market cap. The EMI EPAC Index is made up of stocks in the bottom 20% market cap of each country. (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH INTERNATIONAL SMALL CAP FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
CLASS I SHARES                                            July 1, 2008              December 31, 2008          December 31, 2008


ACTUAL                                                                $ 1,000                   $ 571.70                     $ 5.89
HYPOTHETICAL (5% RETURN BEFORE EXPENSES)                              $ 1,000                 $ 1,017.55                     $ 7.56


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
CLASS P SHARES                                            July 1, 2008              December 31, 2008          December 31, 2008


Actual                                                                $ 1,000                   $ 571.20                     $ 6.87
Hypothetical (5% return before expenses)                              $ 1,000                 $ 1,016.30                     $ 8.82


* - Expenses are equal to the Fund's annualized expense ratio of 1.49% for the I Class and 1.74% for the P Class, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.


                       EPOCH INTERNATIONAL SMALL CAP FUND
          PORTFOLIO HOLDINGS, BY COUNTRY, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2008



                         [ PORTFOLIO HOLDINGS Graphic ]


Belgium                                 3.15%
Brazil                                  4.80%
China                                   2.26%
France                                  5.52%
Germany                                10.61%
Great Britain                          16.46%
Italy                                   4.16%
Japan                                  18.34%
Norway                                  2.17%
Spain                                   7.28%
Switzerland                            10.71%
Taiwan                                  2.02%
Other                                  11.40%

                       EPOCH INTERNATIONAL SMALL CAP FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS:                                                                             98.88%

                AUSTRALIA:                                                                                  1.69%
   101,850      AGL Energy Ltd.                                                                                         $ 1,085,320
   94,800       Ansell Ltd.                                                                                                 829,471
   115,000      Billabong Int'l Ltd.                                                                                        630,390
                                                                                                                     --------------
                                                                                                                          2,545,181
                                                                                                                     --------------

                AUSTRIA:                                                                                    1.46%
    6,800       Flughafen Wien AG                                                                                           300,468
   76,750       Telekom Austria AG                                                                                        1,100,174
   23,900       Vienna Insurance Group                                                                                      802,271
                                                                                                                     --------------
                                                                                                                          2,202,913
                                                                                                                     --------------

                BELGIUM:                                                                                    3.15%
   10,783       Ackermans & Van Haaren                                                                                      546,244
   25,310       Compagnie d'Entreprises CFE                                                                               1,030,300
   18,100       KBC Ancora                                                                                                  308,071
   166,652      Telenet Group Holding*                                                                                    2,852,734
                                                                                                                     --------------
                                                                                                                          4,737,349
                                                                                                                     --------------

                BRAZIL:                                                                                     4.80%
   238,150      All American Latina Logistica                                                                             1,028,282
   275,000      Brasil Broker Participacoes*                                                                                195,920
   155,750      Diagnosticos DA America SA                                                                                1,511,770
   58,850       Kroton Educational SA*                                                                                      316,357
   140,800      Localiza Rent A Car                                                                                         431,641
   103,500      MRV Engenharia                                                                                              437,953
   297,750      Redecard SA                                                                                               3,304,048
                                                                                                                     --------------
                                                                                                                          7,225,971
                                                                                                                     --------------

                CHINA:                                                                                      2.26%
  2,451,614     China Fishery Group Ltd.                                                                                  1,064,956
  4,154,426     Dalian Port (PDA) Co. Ltd.                                                                                1,045,240
   39,950       Shanda Interactive Entmt Ltd.                                                                             1,292,782
                                                                                                                     --------------
                                                                                                                          3,402,978
                                                                                                                     --------------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                DENMARK:                                                                                    0.37%
   17,650       Carlsberg A/S                                                                                             $ 564,712
                                                                                                                     --------------

                FRANCE:                                                                                     5.52%
   30,875       EDF Energies Nouvelles SA                                                                                 1,084,961
   28,805       Eurofins Scientific                                                                                       1,421,117
   11,750       Nexans SA                                                                                                   695,798
   91,350       Scor SE                                                                                                   2,081,147
   28,300       Sechilienne SA                                                                                            1,260,323
   58,500       Technip SA                                                                                                1,775,649
                                                                                                                     --------------
                                                                                                                          8,318,995
                                                                                                                     --------------

                GERMANY:                                                                                   10.61%
   36,300       Fresenius Medical Care AG & Co.                                                                           1,682,778
   42,006       Fresenius SE PFD                                                                                          2,431,341
   22,200       Gerresheimer AG                                                                                             602,467
   17,480       Hamburger Hafen und Logistik AG                                                                             571,682
   10,500       K & S AG                                                                                                    584,076
   70,250       Kontron AG                                                                                                  710,766
   24,480       Linde                                                                                                     2,039,019
   76,650       Morphosys AG*                                                                                             2,000,134
    4,000       Puma AG                                                                                                     781,022
   48,552       Rhoen-Klinikum AG                                                                                         1,153,417
   38,100       Software AG Darmstadt                                                                                     2,120,951
   45,545       Stada Arzneimittel AG                                                                                     1,299,392
                                                                                                                     --------------
                                                                                                                         15,977,045
                                                                                                                     --------------

                GREAT BRITAIN:                                                                             16.46%
   87,700       Admiral Group PLC                                                                                         1,166,539
   208,200      Aggreko PLC                                                                                               1,356,533
  1,471,750     Cable & Wireless PLC                                                                                      3,366,717
   519,320      Cobham PLC                                                                                                1,559,930
   56,853       Homeserve PLC                                                                                               814,400
   109,950      Intertek Group PLC                                                                                        1,259,997
   91,200       Next Group                                                                                                1,441,049
   320,908      Northumbrian Water Group PLC                                                                              1,108,181
   80,100       Pearson PLC                                                                                                 750,497
   260,755      Serco Group PLC                                                                                           1,717,061
  1,401,375     Spice                                                                                                     1,700,164
   246,429      SSL International PLC                                                                                     1,783,016
   107,700      Synergy Health PLC                                                                                          606,480
   150,898      Tullow Oil PLC                                                                                            1,454,643



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                GREAT BRITAIN (continued):
   89,960       Ultra Electronics Holdings PLC                                                                          $ 1,489,833
   277,109      VT Group PLC                                                                                              2,256,130
   183,610      Wellstream Holdings PLC                                                                                     952,759
                                                                                                                     --------------
                                                                                                                         24,783,929
                                                                                                                     --------------

                GREECE:                                                                                     0.57%
   204,318      Intralot SA                                                                                                 853,048
                                                                                                                     --------------

                HONG KONG:                                                                                  0.90%
  3,762,310     Citic 1616 Holdings Ltd.                                                                                    485,428
  1,118,750     Peace Mark Holdings Ltd.                                                                                    216,518
  1,456,000     Vitasoy Int'l Holdings                                                                                      648,113
                                                                                                                     --------------
                                                                                                                          1,350,059
                                                                                                                     --------------

                ITALY:                                                                                      4.16%
   113,850      ACEA SPA                                                                                                  1,526,618
   54,350       Ansaldo STS SPA                                                                                             757,902
   159,800      Astaldi SPA                                                                                                 878,455
   82,950       Danieli & Co RNC                                                                                            503,325
   280,000      Davide Campari Milano SPA                                                                                 1,870,445
   287,600      IFIL Investments SPA                                                                                        723,257
                                                                                                                     --------------
                                                                                                                          6,260,002
                                                                                                                     --------------

                JAPAN:                                                                                     18.34%
   63,900       Aeon Delight Co. Ltd.                                                                                     1,833,254
   117,160      Air Water Inc.                                                                                            1,018,053
   80,050       Asahi Pretec Corp.                                                                                          906,293
   67,995       Daiseki Co. Ltd.                                                                                          1,264,048
     650        GEO Co. Ltd.                                                                                                524,009
   39,000       Hisaka Works Ltd.                                                                                           505,540
   59,200       Japan Digital Labs Co.                                                                                      624,599
   64,750       JGC Corp.                                                                                                   932,742
    2,550       Jupiter Telecommunication                                                                                 2,628,634
   108,440      Kansai Paint Co.                                                                                            543,394
   305,050      Mitsui Mining Co. Ltd.                                                                                      443,465
   57,750       Moshi Moshi Hotline, Inc.                                                                                 1,510,531
    1,311       MTI Ltd.                                                                                                  1,475,597
   16,550       Nakanishi, Inc.                                                                                           1,042,577
   213,000      Nippon Synthetic Chem                                                                                       584,108
   96,550       NSD Co. Ltd.                                                                                                746,455
     293        Osaka Securities Exchange                                                                                 1,277,841



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                JAPAN (continued):
     245        Seven Bank Ltd.                                                                                           $ 928,194
   174,770      Shinko Plantech Co. Ltd.                                                                                  1,437,810
   111,055      Suruga Bank Ltd.                                                                                          1,073,858
   73,453       Sysmex Corporation                                                                                        2,629,100
   47,760       Tsuruha Holdings, Inc.                                                                                    1,809,410
   51,200       Unicharm Petcare Corp.                                                                                    1,872,070
                                                                                                                     --------------
                                                                                                                         27,611,582
                                                                                                                     --------------

                MEXICO:                                                                                     1.83%
   27,600       Fomento Economico Mexicano ADR                                                                              831,588
   580,240      Kimberly Clark De Mexico                                                                                  1,926,594
                                                                                                                     --------------
                                                                                                                          2,758,182
                                                                                                                     --------------

                NETHERLANDS:                                                                                0.81%
   37,316       Nutreco Holding N.V.                                                                                      1,221,197
                                                                                                                     --------------

                NORWAY:                                                                                     2.17%
   398,700      Acergy SA*                                                                                                2,225,812
   179,500      Subsea & Inc.*                                                                                            1,040,632
                                                                                                                     --------------
                                                                                                                          3,266,444
                                                                                                                     --------------

                PHILIPPINES:                                                                                1.08%
   34,500       Philippine Long Distance SP ADR                                                                           1,619,775
                                                                                                                     --------------

                PORTUGAL:                                                                                   0.79%
   216,610      Jeronimo Martins, SGPS S/A                                                                                1,196,781
                                                                                                                     --------------

                RUSSIA:                                                                                     0.24%
   94,250       RGI International Ltd.*                                                                                      45,711
   12,200       Wimm Bill Dann Foods ADR*                                                                                   320,982
                                                                                                                     --------------
                                                                                                                            366,693
                                                                                                                     --------------

                SINGAPORE:                                                                                  0.28%
   740,870      Goodpack Ltd.                                                                                               427,385
                                                                                                                     --------------

                SOUTH KOREA:                                                                                0.40%
    4,656       Hite Brewery*                                                                                               609,627
                                                                                                                     --------------

                SPAIN:                                                                                      7.28%
   156,350      Ebro Puleva SA                                                                                            2,132,404
   127,916      Indra Sistemas SA                                                                                         2,882,155



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                SPAIN (continued):
   11,595       Pescanova SA                                                                                              $ 438,113
   61,160       Prosegur, Compania De Seguridad                                                                           1,994,277
   37,250       Red Electrica Corporacion SA                                                                              1,866,270
   84,200       Viscofan SA                                                                                               1,647,567
                                                                                                                     --------------
                                                                                                                         10,960,786
                                                                                                                     --------------

                SWEDEN:                                                                                     0.98%
   124,900      Getinge AB                                                                                                1,481,021
                                                                                                                     --------------

                SWITZERLAND:                                                                               10.71%
   42,750       Bank Sarasin & Cie AG                                                                                     1,261,239
    1,045       Calida Holding AG                                                                                           224,131
    5,390       Kuehne & Nagel International AG                                                                             341,008
    8,090       Lonza Group AG                                                                                              739,140
    1,450       SGS SA                                                                                                    1,493,865
   24,019       Sonova Holding AG                                                                                         1,428,497
    4,447       St. Galler Kontonalbank                                                                                   1,599,371
   37,800       Swatch Group AG                                                                                           1,008,991
   15,225       Syngenta AG                                                                                               2,857,629
   17,800       Synthes Inc.                                                                                              2,223,958
   225,574      Temenos Group AG *                                                                                        2,957,793
                                                                                                                     --------------
                                                                                                                         16,135,622
                                                                                                                     --------------

                TAIWAN:                                                                                     2.02%
  1,161,000     Far Eastone Tele Co. Ltd.                                                                                 1,320,485
   190,100      Nan Ya Printed Circuit                                                                                      399,966
   553,950      President Chain Store Corp.                                                                               1,324,277
                                                                                                                     --------------
                                                                                                                          3,044,728
                                                                                                                     --------------

                TOTAL INVESTMENTS:
                (Cost: $230,714,328)                                                                       98.88%     $ 148,922,005
                Other assets, net of liabilities                                                            1.12%         1,680,602
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%     $ 150,602,607

ADR- Security represented is held by the custodian bank in the form of American Depository Receipts.

GDR- Security represented is held by the custodian bank in the form of Global Depository Receipts.

* Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceeding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $230,714,328) (Note 1)                                                     $ 148,922,005
  Foreign currency (cost of $1,926,551)                                                                                   1,851,953
  Receivable for capital stock sold                                                                                         273,375
  Dividends receivable                                                                                                      152,224
  Tax reclaim receivable                                                                                                    251,754
  Prepaid expenses                                                                                                           76,019
                                                                                                                     --------------
    TOTAL ASSETS                                                                                                        151,527,330
                                                                                                                     --------------

LIABILITIES
  Bank overdraft                                                                                                            503,153
  Payable for capital stock redeemed                                                                                        192,958
  Accrued investment management fees                                                                                        136,153
  Accrued 12b-1 fees                                                                                                            225
  Accrued administration and transfer agent fees                                                                             13,464
  Other accrued expenses                                                                                                     78,770
                                                                                                                     --------------
    TOTAL LIABILITIES                                                                                                       924,723
                                                                                                                     --------------

NET ASSETS                                                                                                            $ 150,602,607
                                                                                                                     ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 13,491,229 $0.01 par value shares of beneficial interest outstanding                  $ 292,042,952
  Accumulated net investment income (loss)                                                                                (371,161)
  Accumulated net realized gain (loss) on investments and foreign currency transactions                                (59,209,120)
  Net unrealized appreciation (depreciation) of investments and foreign currency                                       (81,860,064)
                                                                                                                     --------------
  NET ASSETS                                                                                                          $ 150,602,607
                                                                                                                     ==============

NET ASSET VALUE PER SHARE
CLASS I
  ($149,505,190 / 13,391,310 shares outstanding; 40,000,000 authorized)                                                     $ 11.16
                                                                                                                     ==============

CLASS P
  ($1,097,417 / 99,919 shares outstanding; 5,000,000 authorized)                                                            $ 10.98
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend (Net of foreign tax withheld of $430,865)                                                                    $ 4,918,333
  Interest                                                                                                                  411,404
                                                                                                                     --------------
    Total investment income                                                                                               5,329,737
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                     3,253,582
  12b-1 fees (Note 2)                                                                                                         5,969
  Recordkeeping and administrative services (Note 2)                                                                        333,280
  Accounting fees                                                                                                           124,345
  Custodian fees                                                                                                            274,829
  Transfer agent fees (Note 2)                                                                                              126,048
  Professional fees                                                                                                          56,161
  Filing and registration fees (Note 2)                                                                                      41,633
  Directors fees                                                                                                             11,492
  Compliance fees                                                                                                             6,412
  Shareholder servicing and reports (Note 2)                                                                                 46,121
  Other                                                                                                                     149,800
                                                                                                                     --------------
    Total expenses                                                                                                        4,429,672
                                                                                                                     --------------
    Net investment income (loss)                                                                                            900,065
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
    Net realized gain (loss) on investments                                                                            (58,663,114)
    Net realized gain (loss) on foreign currency transactions                                                           (1,788,051)
    Net increase (decrease) in unrealized appreciation (depreciation) of investments and foreign currencies           (123,467,983)
                                                                                                                     --------------
    Net realized and unrealized gain (loss) on investments                                                            (183,919,148)
                                                                                                                     --------------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                             $
                                                                                                                      (183,019,083)
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED             YEAR ENDED
                                                                                        DECEMBER 31, 2008      DECEMBER 31, 2007
                                                                                       ---------------------  ---------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                     $ 900,065              $ 657,258
  Net realized gain (loss) on investments and foreign currency transactions                     (60,451,165)             67,311,614
  Change in net unrealized appreciation/depreciation on investments and foreign                (123,467,983)           (18,674,271)
    currencies                                                                         ---------------------  ---------------------
  Increase (decrease) in net assets from operations                                            (183,019,083)             49,294,601
                                                                                       ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class I                                                                                        (514,082)              (190,544)
    Class P                                                                                               --                (1,124)
  Net realized gain
    Class I                                                                                     (11,611,848)           (57,242,119)
    Class P                                                                                         (87,227)              (380,235)
                                                                                       ---------------------  ---------------------
  Decrease in net assets from distributions                                                     (12,213,157)           (57,814,022)
                                                                                       ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    Class I                                                                                      146,022,245            352,809,529
    Class P                                                                                        1,567,723              3,152,314
  Shares reinvested
    Class I                                                                                       12,097,072             56,698,829
    Class P                                                                                           86,760                332,447
  Shares redeemed
    Class I                                                                                    (266,149,543)          (236,836,509)
    Class P                                                                                      (1,889,464)              (646,706)
                                                                                       ---------------------  ---------------------
  Increase (decrease) in net assets from capital share transactions                            (108,265,207)            175,509,904
                                                                                       ---------------------  ---------------------

NET ASSETS
  Increase (decrease) during year                                                              (303,497,447)            166,990,483
  Beginning of year                                                                              454,100,054            287,109,571
                                                                                       ---------------------  ---------------------
END OF YEAR (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $(371,161) AND              $ 150,602,607          $ 454,100,054
  $6,387,565, RESPECTIVELY.)                                                           =====================  =====================


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                   --------------------------------------------------------------------------------
                                                       YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2008       DECEMBER 31,        DECEMBER 31,         PERIOD ENDED
                                                          (1)                  2007                2006          DECEMBER 31, 2005*
                                                  -------------------    ----------------    ----------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $ 23.77                $ 23.91             $ 18.26             $ 15.00
                                                   ------------           ------------        ------------        ------------
INVESTMENT ACTIVITIES
  Net investment income (loss)                             0.06                   0.04              (0.01)                0.02
  Net realized and unrealized gain (loss) on            (11.69)                   3.31                7.00                3.24
    investments and foreign currency
    transactions                                   ------------           ------------        ------------        ------------
  TOTAL FROM INVESTMENT ACTIVITIES                      (11.63)                   3.35                6.99                3.26
                                                   ------------           ------------        ------------        ------------
DISTRIBUTIONS
  Net investment income                                  (0.04)                 (0.01)              (0.02)                  --
  Net realized gain                                      (0.94)                 (3.48)              (1.32)                  --
                                                   ------------           ------------        ------------        ------------
  TOTAL DISTRIBUTIONS                                    (0.98)                 (3.49)              (1.34)                  --
                                                   ------------           ------------        ------------        ------------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                --(2)                  --                  --                  --
                                                   ------------           ------------        ------------        ------------

NET ASSET VALUE, END OF PERIOD                          $ 11.16                $ 23.77             $ 23.91             $ 18.26
                                                   ============           ============        ============        ============
                                                                                     .
TOTAL RETURN                                           (48.89%)                 14.12%              38.40%              21.73%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                1.49%                  1.45%               1.55%               1.73%**
  Net investment income (loss)                            0.30%                  0.15%               0.11%               0.13%**
Portfolio turnover rate                                 106.91%                139.73%              74.83%              48.91%
Net assets, end of period (000's)                     $ 149,505              $ 451,242           $ 286,841           $ 115,681

* Commencement of operations was January 25,
2005.
** Annualized
(1)Per share amounts calculated using the average share method.
(2)Less than $0.01 per share.


See Notes to Financial Statements


EPOCH INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS P SHARES
                                                                              -----------------------------------------------------
                                                                                PERIOD ENDED      PERIOD ENDED       PERIOD ENDED
                                                                                DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                                                                  2008(1)             2007               2006*
                                                                              ---------------    --------------    ----------------


NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 23.39           $ 23.49           $ 21.20
                                                                               -----------        ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                        0.03            (0.04)            (0.02)
  Net realized and unrealized gain (loss) on investments and foreign               (11.51)              3.39              3.63
    currency transactions                                                      -----------        ----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                 (11.48)              3.35              3.61
                                                                               -----------        ----------        ----------
DISTRIBUTIONS
  Net investment income                                                                 --            (0.01)            (0.00)
  Net realized gain                                                                 (0.94)            (3.48)            (1.32)
                                                                               -----------        ----------        ----------
  TOTAL DISTRIBUTIONS                                                               (0.94)            (3.49)            (1.32)
                                                                               -----------        ----------        ----------
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 5)                                         0.01              0.04                --
                                                                               -----------        ----------        ----------

NET ASSET VALUE, END OF PERIOD                                                     $ 10.98           $ 23.39           $ 23.49
                                                                               ===========        ==========        ==========

TOTAL RETURN                                                                      (49.01%)            14.54%            17.10%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets
  Expenses                                                                           1.74%             1.70%             1.80%**
  Net investment income (loss)                                                       0.17%           (0.10%)           (0.41%)**
Portfolio turnover rate                                                            106.91%           139.73%            74.83%
Net assets, end of period (000's)                                                  $ 1,098           $ 2,858             $ 268

*Commencement of operations was August 2, 2006.
**Annualized
(1)Per share amounts calculated using the average share method.


See Notes to Financial Statements

EPOCH INTERNATIONAL SMALL CAP FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch International Small Cap Fund (the "Fund") is a series of The World Funds, Inc. ("TWF"), which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was established on January 25, 2005 as a series of TWF, which has allocated to the Fund 50,000,000 (Class I: 40,000,000; Class P:
5,000,000; Class A: 5,000,000) of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing in a diversified portfolio consisting primarily of equity securities. Equity securities consist of common stock, depository receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. Normally, the Fund will invest at least 80% of its assets in the equity securities of "small capitalization" companies located outside of the United States. Typically, a company is considered to be a "small capitalization" company if it has, at the time of purchase by the Fund, a market capitalization that is in the bottom 25% of publicly traded companies in each country where the Fund invests.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs                                                                                           Investment in Securities
 ---------------------------------------------------------------------------------------------------       ------------------------

Level 1- Quoted Prices                                                                                                $ 148,922,005
Level 2- Other Significant Observable Inputs                                                                                     --
Level 3- Significant Unobservable Inputs                                                                                         --
                                                                                                           ------------------------
Total                                                                                                                 $ 148,922,005
                                                                                                           ========================


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, four previous tax years are open: December 31, 2005-December 31, 2008. The Fund has no examinations in progress. The Fund reviewed the year ended December 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008 the Fund increased paid-in capital $3,647,507, decreased accumulated net investment income $7,144,709 and decreased accumulated net realized loss $3,497,202.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.10% on the average daily net assets of the Fund. For the year ended December 31, 2008, EIP earned and received $3,253,582 in advisory fees.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's Class P average daily net assets. For the year ended December 31, 2008, there were $5,969 of 12b-1 fees incurred by the Fund's Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2008, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2008 redemption fees of $791 were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the year ended December 31, 2008, CSS earned $333,280 for its services, of which $10,217 was due from the Fund as of December 31, 2008. Additionally, the Fund compensates CSS for blue-sky and certain shareholder services on an hourly rate basis. CSS received $1,178 of the $46,121 in shareholder services and reports expense incurred and $3,640 of the $41,633 in filing and registration fees incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent. For the year ended December 31, 2008, CFSI earned $126,048 for its services, of which $3,247 was due from the Fund as of December 31, 2008.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended December 31, 2008 were $299,640,270 and $400,943,197 respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions during the year ended December 31, 2008 and the year ended December 31, 2007 was as follows:

                                                                                                Year ended               Year ended
                                                                                         December 31, 2008        December 31, 2007
                                                                                   -----------------------  -----------------------

Distributions paid from:
Ordinary income*                                                                               $ 5,134,589             $ 14,311,195
Long term capital gains                                                                          7,078,568               43,502,827
                                                                                   -----------------------  -----------------------
                                                                                              $ 12,213,157             $ 57,814,022
                                                                                   =======================  =======================


     *For tax purposes, short-term capital gains distributions are considered ordinary income.

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         Year ended
                                                                                                                  December 31, 2008
                                                                                                         --------------------------

Net unrealized appreciation/depreciation of investments and foreign currency                                         $ (82,592,759)
Capital loss carryforward                                                                                              (44,991,369)
Post-October currency losses**                                                                                         (13,856,217)
                                                                                                         --------------------------
Total                                                                                                               $ (141,440,345)
                                                                                                         ==========================


     **Under the current tax law, currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     As of December 31, 2008, the Fund has a capital loss carryforward of $44,991,369 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. This carryforward will expire December 31, 2016.

     Cost of securities for Federal income tax purpose is $231,447,023 and the related tax-based net unrealized appreciation (depreciation) consists of:


Gross unrealized appreciation                                                                                          $ 10,772,547

Gross unrealized depreciation                                                                                          (93,297,565)
                                                                                                          -------------------------
Net unrealized depreciation*                                                                                         $ (82,525,018)
                                                                                                          =========================


     *The difference between book and tax unrealized depreciation is primarily attributable to wash losses.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              7,538,987   $ 146,022,245           80,931     $ 1,567,723
Shares reinvested                                                        1,088,845      12,097,072            7,938          86,760
Shares redeemed (a)                                                   (14,218,416)   (266,149,543)        (111,162)     (1,889,464)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                (5,590,584)               $         (22,293)     $ (234,981)
                                                                                     (108,030,226)
                                                                    ==============  ==============   ==============  ==============


     (a)Net of redemption fees of $ - for Class I and $791 for Class P.


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                             13,604,644   $ 352,809,529          120,927     $ 3,152,314
Shares reinvested                                                        2,398,428      56,698,829           14,292         332,447
Shares redeemed (a)                                                    (9,019,206)   (236,836,509)         (24,421)       (646,706)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  6,983,866   $ 172,671,849          110,798     $ 2,838,055
                                                                    ==============  ==============   ==============  ==============


     (a)Net of redemption fees of $ - for Class I and $4,342 for Class P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch International Small Cap Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch International Small Cap Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III         Chairman,            8                    Treasurer and                              The World Insurance
(1)                       Director and                              Director of                                Trust - 1 Fund and
8730 Stony Point          Treasurer since                           Commonwealth                               American Growth Fund-
Parkway                   May, 1997                                 Shareholder                                   1 Fund
Suite 205                                                           Services, Inc.
Richmond, VA                                                        ("CSS"), the
23235                                                               Company's
(1945)                                                              Administrator,
                                                                    since 1985;
                                                                    President and
                                                                    Director of First
                                                                    Dominion Capital
                                                                    Corp. ("FDCC"),
                                                                    the Company's
                                                                    underwriter;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Services, Inc.,
                                                                    the Company's
                                                                    Transfer and
                                                                    Disbursing Agent
                                                                    since 1987;
                                                                    President and
                                                                    Treasurer of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, Inc.
                                                                    since 1983 ;
                                                                    President of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, LLC,
                                                                    the adviser to
                                                                    the Fund and the
                                                                    adviser to the
                                                                    Satuit Capital
                                                                    Small Cap Fund
                                                                    series of the
                                                                    Company, from
                                                                    December, 2000 to
                                                                    October, 2007;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Accounting, Inc.,
                                                                    which provides
                                                                    bookkeeping
                                                                    services to the
                                                                    Company;
                                                                    Chairman, Trustee
                                                                    and Treasurer of
                                                                    The World
                                                                    Insurance Trust,
                                                                    a registered
                                                                    investment
                                                                    company, since
                                                                    May, 2002; and
                                                                    Director,
                                                                    American Growth
                                                                    Fund, since 2008.
                                                                    Mr. Pasco is a
                                                                    certified public
                                                                    accountant.


NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.             Director since                    8     Retired. Manager of the Customer Services            The World
8730 Stony Point                  May, 1997                          Operations and Accounting Division of the    Insurance Trust -
Parkway                                                                    Potomac Electric Power Company from       1 Fund; Satuit
Suite 205                                                            August, 1978 until April, 2005; a Trustee              Capital
Richmond, VA 23235                                                             of The World Insurance Trust, a     Management Trust
(1940)                                                               registered investment company, since May,           - 2 Funds;
                                                                             2002; a Trustee of Satuit Capital
                                                                     Management Trust, a registered investment
                                                                            company, since October, 2002 and a
                                                                     Trustee of Janus Advisors Series Trust, a
                                                                      registered investment company, from 2003
                                                                                                       to 2005
William E. Poist             Director since                    8      Financial and Tax Consultant through his            The World
8730 Stony Point                  May, 1997                                     firm Management Consulting for    Insurance Trust -
Parkway                                                                 Professionals since 1974; a Trustee of    1 Fund and Satuit
Suite 205                                                                   Satuit Capital Management Trust, a              Capital
Richmond, VA 23235                                                        registered investment company, since     Management Trust
(1939)                                                                    November, 2003; and a Trustee of The           - 2 Funds;
                                                                           World Insurance Trust, a registered
                                                                      investment company, since May, 2002. Mr.
                                                                       Poist is a certified public accountant.
Paul M. Dickinson            Director since                    8        President of Alfred J. Dickinson, Inc.            The World
8730 Stony Point                  May, 1997                           Realtors since April, 1971; a Trustee of    Insurance Trust -
Parkway                                                                     Satuit Capital Management Trust, a    1 Fund and Satuit
Suite 205                                                                 registered investment company, since              Capital
Richmond, VA 23235                                                     November, 2003 and Trustee of The World     Management Trust
(1947)                                                                Insurance Trust, a registered investment           - 2 Funds;
                                                                                     company, since May, 2002.


OFFICERS:

* Leland H. Faust          President of the                  N/A          President of CSI Capital Management,                  N/A
600 California Street       CSI Equity Fund                             Inc., a registered investment adviser,
18th Floor                     series since                                since 1978. Partner in the law firm
San Francisco, CA             October, 1997                              Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:


Karen M. Shupe              Secretary since                  N/A         Managing Director of Fund Operations,                  N/A
8730 Stony Point                   2005 and                            Commonwealth Shareholder Services, Inc.
Parkway                     Treasurer since                           since 2003; Financial Reporting Manager,
Suite 205                              2006                           Commonwealth Shareholder Services, Inc.,
Richmond, VA 23235                                                                          from 2001 to 2003.
(1964)

David D. Jones, Esq.       Chief Compliance                  N/A       Co-founder and Managing Member of Drake                  N/A
230 Spring Hills Drive              Officer                            Compliance, LLC (compliance consulting)
Suite 340                                                                  since 2004; founder and controlling
Spring, TX 77380                                                       shareholder of David Jones & Associates
(1957)                                                                    (law firm) since 1998; President and
                                                                       Chief Executive Officer of Citco Mutual
                                                                        Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 19, 2008 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser").

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term:
(i) by the vote of the Board or by a vote of the shareholders of the Fund; and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund. Additionally, a representative from the Adviser joined the Meeting and provided the Board with a presentation regarding the Adviser's organization, assets under management and representative clients. The Board considered and discussed, among other things, the Fund's performance, market conditions in international markets and the Adviser's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was within the range of its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed the Adviser's financial condition with the Adviser representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was the result of arm's length negotiations and, while higher than the majority of funds in its peer group, was consistent with the range of fees paid by similarly managed mutual funds when considered in the context of the overall expense ratio of the Fund and appeared reasonable in light of the services rendered. The Board also considered the Adviser's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

ADDITIONAL FEDERAL TAX INFORMATION
The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund was reported to shareholders on the 2007 Form 1099-DIV.

The percentage of ordinary income dividends paid by the Fund during the year ended December 31, 2007 which qualify for the Dividends Received Deduction available to corporate shareholders was 23.76%.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch International Small Cap Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on investment plans and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         ANNUAL REPORT TO SHAREHOLDERS

                       EPOCH INTERNATIONAL SMALL CAP FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2008

Dear Shareholder:

Fund performance held up much better than the market as a whole. Epoch's U.S. All Cap Equity Fund (the "Fund") returned (36.4%) net of fees for the year. This compares with returns of (37.3%) on the Russell 3000 Index.

The market traded in a fairly narrow range until the middle of May. Within that, however, financials and consumer discretionary sectors struggled while the energy sector soared. But, as the financial crisis unfolded, all sectors began their descent.

The market really began to deteriorate in the third quarter when the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship and orchestrated the sale of Merrill Lynch to Bank of America. What tipped credit markets into a deep freeze, however, was the failure of Lehman Brothers. This precipitated a run on money market funds and a panicked flight to quality. The interrelatedness of credit markets became even more evident when AIG's difficulties threatened the credit default swap market, requiring an $85 billion loan facility from the U.S. Treasury essentially placing the company into liquidation. This financial stress was not confined to the U.S. as markets globally reacted with a similar contraction in liquidity.

Central banks reacted with aggressive additions of liquidity and an unprecedented package of relief measures finally made its way through Congress October 3, but only after a lack of leadership created further erosion of confidence.

The market continued its decline during the months of October and November as the impact of the financial crisis on real business conditions became more and more apparent. December was characterized by cautious optimism as the market responded positively to monetary actions taken by the Federal Reserve and Treasury as well as proposals for an aggressive fiscal stimulus plan to be ushered in by the new administration. Despite the late optimism, the market was only able to regain a small portion of its lost ground.

Not a single sector was able to eke out a positive return. Both sector and individual stock returns became highly correlated. Even the traditionally defensive sectors such as consumer staples, utilities and healthcare posted double digit losses.

The most noteworthy component of the Funds' return relative to the market was the significantly lower than market weight in the financial sector combined with excellent security selection within the sector. Security selection was also strong in the industrials, materials and utilities sectors. This was however, in good part offset by the security selection in other sectors. Higher than market weights in the energy, consumer discretionary and healthcare sectors produced additional positive contribution to relative returns as did the lower than market weights in industrials and utilities. Over-weights in materials and information technology were performance detractors as were the under-weights in consumer staples and telecommunication services.

We are currently in the midst of a massive deleveraging process. While initially a US phenomenon, the impact has quickly spread to financial systems of other developed economies and has ultimately created a contraction in business conditions throughout the world. We are encouraged by the prodigious stimulus being put into action around the world and believe that, over time, it will facilitate a thawing in credit markets and regenerate growth in real economies.

We are much attuned to analyzing both the timing and substance of policy implementations. The most immediate benefits should come from the monetary initiatives that are designed to restore liquidity and accessibility to credit markets. On the fiscal policy front, while much emphasis has been placed on traditional infrastructure and clean energy initiatives, we also envision spending on "soft infrastructure" such as educational and job retraining programs in the U.S. In developing countries where current account surpluses and reserve positions can be spent, such as China, we would also look for government spending on the social safety net, such as heath care. Such spending would provide a greater proportion of discretionary income and act as an inducement for consumers to save less and spend more.

We see equity valuations at attractive levels when viewed in historical context and believe that for long term investors this is an attractive entry point for U.S. equities. We currently see attractive investment opportunities in individual, well financed, technology and industrial companies where a global slowdown has been discounted and spending initiatives could produce benefits. We have targeted companies for which spending should continue as a result of upgrade cycles, efficiency gains and ongoing development.

Many businesses are selling at levels that anticipate what we would consider worst case scenarios. This is particularly true in the energy sector and beginning to become the case in retail. While we have remained on the sidelines when it comes to consumer discretionary stocks due to the declining employment and the poor consumer confidence, we anticipate that in the next year the downsizing of the retail industry will create opportunities in the stronger survivors.

Although there have been significant capital injections into banks, we remain cautious on the sector and highly selective. We prefer financials with limited credit exposure and those that are well capitalized with strong retail deposit bases that provide an inexpensive source of funds. We have been reducing the portfolios' bank exposure and selectively redeploying assets into life insurers and asset managers. Defensive holdings in sectors such as utilities and healthcare also continue to be attractive and important portfolio investments.

While it is difficult in times like these to predict near term market gyrations, our investment strategy is time-tested and hopefully will perform favorably in the back-to-basics environment we see going forward. Our mantra is to buy companies with free cash flow, little or no financial leverage, transparency of the business model and management with a demonstrated history of effective capital allocation at a reasonable valuation level. Importantly, we believe that many of our companies will ultimately benefit from their financial strength in these times either through their ability to accelerate stock buybacks, or to buy their weaker competitors.

William Priest
Portfolio Manager

David Pearl
Portfolio Manager

Michael Welhoelter
Portfolio Manager

                      COMPARISON OF $10,000 INVESTMENT IN
           EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                                 CLASS I SHARES



                      [ CLASS I COMPARISON CHART Graphic ]


                                                 7/25/05        12/31/05        12/31/06        12/31/07       12/31/08
Epoch U.S. All Cap Equity Fund                  10,000           9,940          11,328          12,383          7,880
Russell 3000 Index                              10,000          10,264          11,877          12,487          7,830

        Past performance is not predictive of future performance.






                                                                                                            CLASS I SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN  AVERAGE ANNUAL
                                                                                                     ONE YEAR ENDED          RETURN
                                                                                                         12/31/2008           SINCE
                                                                                                                          INCEPTION
                                                                                                                       07/25/05 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH U.S. ALL CAP EQUITY FUND:                                                                             -36.37%          -6.70%
RUSSELL 3000 INDEX:                                                                                         -37.30%          -6.86%
*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The Russell 3000 Index is a diversified U.S. equity broad based market index.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                      COMPARISON OF $10,000 INVESTMENT IN
           EPOCH U.S. ALL CAP EQUITY FUND VS. THE RUSSELL 3000 INDEX
                                 CLASS P SHARES



                      [ CLASS P COMPARISON CHART Graphic ]



                                                 8/15/06        12/31/06        12/31/07       12/31/08
Epoch U.S. All Cap Equity Fund                  10,000          11,084          12,078         7,533
Russell 3000 Index                              10,000          11,144          11,717         7,346





                                                                                                            CLASS P SHARES
                                                                                                    -------------------------------


                                                                                                       TOTAL RETURN  AVERAGE ANNUAL
                                                                                                     ONE YEAR ENDED          RETURN
                                                                                                         12/31/2008           SINCE
                                                                                                                          INCEPTION
                                                                                                                       08/15/06 TO
                                                                                                                           12/31/08
                                                                                                     --------------  --------------
EPOCH U.S. ALL CAP EQUITY FUND:                                                                             -37.63%         -11.21%
RUSSELL 3000 INDEX:                                                                                         -37.30%         -12.14%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares.


The Russell 3000 Index is a diversified U.S. equity broad based market index.

(The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

EPOCH U.S. ALL CAP EQUITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within six months of purchase and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.




                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
Class I Shares                                            July 1, 2008              December 31, 2008          December 31, 2008


Actual                                                             $ 1,000.00                   $ 661.30                     $ 5.39
Hypothetical (5% return before expenses)                           $ 1,000.00                 $ 1,018.55                     $ 6.55



                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
Class P Shares                                            July 1, 2008              December 31, 2008          December 31, 2008


Actual                                                             $ 1,000.00                   $ 648.20                     $ 6.38
Hypothetical (5% return before expenses)                           $ 1,000.00                 $ 1,017.30                     $ 7.81


* Expenses are equal to the Fund's annualized expense ratio of 1.29% for Class I and 1.54% for Class P, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.



                         EPOCH U.S. ALL CAP EQUITY FUND
           PORTFOLIO HOLDINGS BY SECTOR, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2008



                         [ PORTFOLIO HOLDINGS Graphic ]


Aerospace                               5.88%
Chemicals                               4.83%
Consumer Discretionary                  1.89%
Consumer Staples                        5.75%
Cosmetics & Toiletries                  1.10%
Energy                                  0.55%
Entertainment                           1.47%
Environmental Services                  3.01%
Financial Services                     14.47%
Healthcare Products                     3.00%
Healthcare Services                    14.13%
Insurance                               2.99%
Manufacturing                           6.36%
Media & Communications                  4.94%
Oil & Gas Exploration                   7.45%
Oil Service                             3.33%
Semiconductors                          1.29%
Software & Services                     9.81%
Utilities                               6.14%

                         EPOCH U.S. ALL CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              98.39%

                AEROSPACE:                                                                                  5.88%
   16,250       Alliant Techsystems, Inc.*                                                                              $ 1,393,600
   25,300       Boeing Co.                                                                                                1,079,551
   22,500       Rockwell Collins, Inc.                                                                                      879,525
                                                                                                                     --------------
                                                                                                                          3,352,676
                                                                                                                     --------------

                CHEMICALS:                                                                                  4.83%
   40,600       Du Pont EI De Nemours & Co.                                                                               1,027,180
   29,150       Praxair, Inc.                                                                                             1,730,344
                                                                                                                     --------------
                                                                                                                          2,757,524
                                                                                                                     --------------

                CONSUMER DISCRETIONARY:                                                                     1.89%
   28,500       Genuine Parts Co.                                                                                         1,079,010
                                                                                                                     --------------

                CONSUMER STAPLES:                                                                           5.75%
   22,750       Bunge Limited                                                                                             1,177,768
   13,950       Philip Morris International                                                                                 606,964
   63,050       Safeway, Inc.                                                                                             1,498,699
                                                                                                                     --------------
                                                                                                                          3,283,431
                                                                                                                     --------------

                COSMETICS & TOILETRIES:                                                                     1.10%
   21,200       International Flavors & Fragrances                                                                          630,064
                                                                                                                     --------------

                ENERGY:                                                                                     0.55%
   13,750       Peabody Energy Corp.                                                                                        312,812
                                                                                                                     --------------

                ENTERTAINMENT:                                                                              1.47%
   70,600       International Game Technology                                                                               839,434
                                                                                                                     --------------

                ENVIRONMENTAL SERVICES:                                                                     3.01%
   51,800       Waste Management, Inc.                                                                                    1,716,652
                                                                                                                     --------------

                FINANCIAL SERVICES:                                                                        14.47%
   29,000       Ameriprise Financial, Inc.                                                                                  677,440
   48,645       Bank Of New York Company, Inc.                                                                            1,378,113



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                FINANCIAL SERVICES (continued):
   18,450       Franklin Resources, Inc.                                                                                $ 1,176,741
   26,550       Hudson City Bancorp, Inc.                                                                                   423,738
   47,600       New York Community Bancorp, Inc.                                                                            569,296
   28,863       People's United Financial                                                                                   514,627
   43,860       Visa, Inc. "A"                                                                                            2,300,457
   84,650       Western Union Co.                                                                                         1,213,881
                                                                                                                     --------------
                                                                                                                          8,254,293
                                                                                                                     --------------

                HEALTHCARE PRODUCTS:                                                                        3.00%
   101,190      Boston Scientific Corp.*                                                                                    783,211
   35,890       Endo Pharmaceuticals Holdings, Inc.*                                                                        928,833
                                                                                                                     --------------
                                                                                                                          1,712,044
                                                                                                                     --------------

                HEALTHCARE SERVICES:                                                                       14.13%
   54,950       Aetna US Healthcare                                                                                       1,566,075
   43,700       Davita, Inc.*                                                                                             2,166,209
   27,900       Laboratory Corp. of America Holdings*                                                                     1,797,039
   31,550       Thermo Fischer Scientific, Inc.*                                                                          1,074,909
   43,450       Ventas, Inc.                                                                                              1,458,616
                                                                                                                     --------------
                                                                                                                          8,062,848
                                                                                                                     --------------

                INSURANCE:                                                                                  2.99%
   22,400       Everest Re Group Ltd.                                                                                     1,705,536
                                                                                                                     --------------

                MANUFACTURING:                                                                              6.36%
   17,750       Deere & Co.                                                                                                 680,180
   49,400       MEMC Electronic Materials, Inc.*                                                                            705,432
   33,950       Silgan Holdings, Inc.                                                                                     1,623,149
   39,333       WABCO Holdings, Inc.                                                                                        621,068
                                                                                                                     --------------
                                                                                                                          3,629,829
                                                                                                                     --------------

                MEDIA & COMMUNICATIONS:                                                                     4.94%
   45,300       Arbitron, Inc.                                                                                              601,584
   137,200      Comcast CL-A Special                                                                                      2,215,780
                                                                                                                     --------------
                                                                                                                          2,817,364
                                                                                                                     --------------

                OIL & GAS EXPLORATION:                                                                      7.45%
   28,100       ConocoPhillips                                                                                            1,455,580
   31,950       Exxon Mobil Corp.                                                                                         2,550,568
   33,400       Helix Energy Solutions Group, Inc.*                                                                         241,816
                                                                                                                     --------------
                                                                                                                          4,247,964
                                                                                                                     --------------



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                OIL SERVICE:                                                                                3.33%
   19,400       Cameron International Corp.*                                                                              $ 397,700
   39,550       National Oilwell Varco, Inc.*                                                                               966,602
   49,400       Weatherford International Ltd. *                                                                            534,508
                                                                                                                     --------------
                                                                                                                          1,898,810
                                                                                                                     --------------

                SEMICONDUCTORS:                                                                             1.29%
   175,650      Silicon Image, Inc.*                                                                                        737,730
                                                                                                                     --------------

                SOFTWARE & SERVICES:                                                                        9.81%
    9,000       Apple Computer, Inc.*                                                                                       768,150
   41,790       Electronic Arts, Inc.*                                                                                      670,312
   135,300      Microsoft Corp.                                                                                           2,630,232
   86,130       Oracle Corp.*                                                                                             1,527,085
                                                                                                                     --------------
                                                                                                                          5,595,779
                                                                                                                     --------------

                UTILITIES:                                                                                  6.14%
   34,050       Oneok, Inc.*                                                                                                991,536
   45,260       Scana Corp.                                                                                               1,611,256
   69,033       Southern Union Co.                                                                                          900,184
                                                                                                                     --------------
                                                                                                                          3,502,976
                                                                                                                     --------------

                TOTAL INVESTMENTS:
                (Cost: $77,091,429)                                                                        98.39%      $ 56,136,776
                Other assets, net of liabilities                                                            1.61%           917,288
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%      $ 57,054,064

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $77,091,429) (Note 1)                                                       $ 56,136,776
  Cash                                                                                                                      963,797
  Dividends receivable                                                                                                       86,917
  Receivable for capital stock sold                                                                                          36,699
  Interest receivable                                                                                                            47
  Prepaid expenses                                                                                                           21,773
                                                                                                                     --------------
    TOTAL ASSETS                                                                                                         57,246,009
                                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                        142,089
  Accrued investment management fees                                                                                         28,972
  Accrued accounting and administration                                                                                       3,088
  Accrued custody fees                                                                                                       13,796
  Other accrued expenses                                                                                                      4,000
                                                                                                                     --------------
    TOTAL LIABILITIES                                                                                                       191,945
                                                                                                                     --------------

NET ASSETS                                                                                                             $ 57,054,064
                                                                                                                     ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 5,157,367 $0.01 par value shares of beneficial interest outstanding                    $ 85,029,207
  Accumulated net investment income (loss)                                                                                   11,020
  Accumulated net realized gain (loss) on investments                                                                   (7,031,510)
  Net unrealized appreciation (depreciation) of investments                                                            (20,954,653)
                                                                                                                     --------------
  NET ASSETS                                                                                                           $ 57,054,064
                                                                                                                     ==============

NET ASSET VALUE PER SHARE
CLASS I
($56,714,863 / 5,126,071 shares outstanding; 20,000,000 authorized)                                                         $ 11.06
                                                                                                                     ==============

CLASS P
($339,201 / 31,296 shares outstanding; 15,000,000 authorized)                                                               $ 10.84
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend                                                                                                              $ 1,103,001
  Interest                                                                                                                   57,543
                                                                                                                     --------------
    Total investment income                                                                                               1,160,544
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                       678,172
  12b-1 fees, Class P (Note 2)                                                                                                  860
  Recordkeeping and administrative services (Note 2)                                                                         67,817
  Accounting fees (Note 2)                                                                                                   33,909
  Custodian fees                                                                                                             30,101
  Transfer agent fees (Note 2)                                                                                               29,346
  Professional fees                                                                                                          53,712
  Filing and registration fees (Note 2)                                                                                      34,162
  Directors fees                                                                                                             11,492
  Compliance fees                                                                                                             7,241
  Shareholder servicing and reports (Note 2)                                                                                 28,190
  Other                                                                                                                      43,431
                                                                                                                     --------------
    Total expenses                                                                                                        1,018,433
    Management fee waivers (Note 2)                                                                                       (142,731)
                                                                                                                     --------------
    Net expenses                                                                                                            875,702
                                                                                                                     --------------
    Net investment income (loss)                                                                                            284,842
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                                                                             (7,027,933)
    Net increase (decrease) in unrealized appreciation (depreciation) of investments                                   (24,585,095)
                                                                                                                     --------------
    Net realized and unrealized gain (loss) on investments                                                             (31,613,028)
                                                                                                                     --------------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                $ (31,328,186)
                                                                                                                     --------------


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                             YEAR ENDED            YEAR ENDED
                                                                                         DECEMBER 31, 2008     DECEMBER 31, 2007
                                                                                         --------------------  --------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                      $ 284,842              $ 84,703
  Net realized gain (loss) on investments                                                         (7,027,933)             2,133,260
  Change in net unrealized appreciation (depreciation) on investments                            (24,585,095)               608,108
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from operations                                              (31,328,186)             2,826,071
                                                                                         --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class I                                                                                         (273,159)              (94,761)
    Class P                                                                                           (1,048)                  (38)
  Net realized gain
    Class I                                                                                           (3,069)           (1,989,979)
    Class P                                                                                              (21)               (6,849)
                                                                                         --------------------  --------------------
  Decrease in net assets from distributions                                                         (277,297)           (2,091,627)
                                                                                         --------------------  --------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold
    Class I                                                                                        74,494,524            12,307,779
    Class P                                                                                           466,825               105,957
  Distributions reinvested
    Class I                                                                                           257,130             1,696,649
    Class P                                                                                             1,051                 6,452
  Shares redeemed
    Class I                                                                                      (21,536,552)           (6,933,973)
    Class P                                                                                          (54,527)             (135,782)
                                                                                         --------------------  --------------------
  Increase (decrease) in net assets from capital share transactions                                53,628,451             7,047,082
                                                                                         --------------------  --------------------

NET ASSETS
  Increase (decrease) during year                                                                  22,022,968             7,781,526
  Beginning of year                                                                                35,031,096            27,249,570
                                                                                         --------------------  --------------------
END OF YEAR (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $11,020 AND $ -,              $ 57,054,064          $ 35,031,096
  RESPECTIVELY.)                                                                         ====================  ====================


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    CLASS I SHARES
                                                   --------------------------------------------------------------------------------
                                                       YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31, 2008      DECEMBER 31,         YEAR ENDED           PERIOD ENDED
                                                          (2)                 2007          DECEMBER 31, 2006    DECEMBER 31, 2005*
                                                   ------------------    ---------------   ------------------    ------------------

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 17.47               $ 16.99            $ 14.91               $ 15.00
                                                   -----------           -----------        -----------           -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                            0.05                  0.04               0.01                    --(1)
  Net realized and unrealized gain (loss) on            (6.41)                  1.54               2.07                (0.09)
    investments                                    -----------           -----------        -----------           -----------
  TOTAL FROM INVESTMENT ACTIVITIES                      (6.36)                  1.58               2.08                (0.09)
                                                   -----------           -----------        -----------           -----------
DISTRIBUTIONS
  Net investment income                                 (0.05)                (0.05)                 --(1)                 --
  Net realized gain                                         --(1)             (1.05)                 --                    --
                                                   -----------           -----------        -----------           -----------
  TOTAL DISTRIBUTIONS                                   (0.05)                (1.10)                 --                    --
                                                   -----------           -----------        -----------           -----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 5)               --(1)                 --                 --                    --
                                                   -----------           -----------        -----------           -----------

NET ASSET VALUE, END OF PERIOD                         $ 11.06               $ 17.47            $ 16.99               $ 14.91
                                                   ===========           ===========        ===========           ===========

TOTAL RETURN                                          (36.37%)                 9.27%             13.96%                 0.60%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses, net(B)                                       1.29%                 1.29%              1.29%                 1.29%**
  Net investment income (loss)                           0.42%                 0.26%              0.05%               (0.07%)**
Portfolio turnover rate                                 47.36%                42.96%             63.87%                16.96%
Net assets, end of period (000's)                     $ 56,715              $ 34,911           $ 27,108              $ 14,088

*Commencement of operations was July 25, 2005

**Annualized

(1)Less than $0.01 per share.

(2)Per share amounts calculated using the average share method.

(A)Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.21% for the year ended December 31, 2008, 0.41% for the year ended December 31, 2007, 0.43% for the year ended December 31, 2006 and 1.26% for the period ended December
31, 2005.

(B)Expense ratio-net reflects the effect of the management fee waivers.


See Notes to Financial Statements


EPOCH U.S. ALL CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
                                                                                                CLASS P SHARES
                                                                            -------------------------------------------------------
                                                                               YEAR ENDED          YEAR ENDED        PERIOD ENDED
                                                                            DECEMBER 31, 2008     DECEMBER 31,       DECEMBER 31,
                                                                                   (2)                2007               2006*
                                                                           ------------------    --------------    ----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                            $ 17.43              $ 16.97           $ 15.31
                                                                            -----------           ----------        ----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                     0.02                 0.01            (0.01)
  Net realized and unrealized gain (loss) on investments                         (6.58)                 1.45              1.67
                                                                            -----------           ----------        ----------
  TOTAL FROM INVESTMENT ACTIVITIES                                               (6.56)                 1.46              1.66
                                                                            -----------           ----------        ----------
DISTRIBUTIONS
  Net investment income                                                          (0.03)               (0.01)                --
  Net realized gain                                                                  --(1)            (1.05)                --
                                                                            -----------           ----------        ----------
  TOTAL DISTRIBUTIONS                                                            (0.03)               (1.06)                --
                                                                            -----------           ----------        ----------
PAID-IN-CAPITAL FROM REDEMPTION FEES (NOTE 5)                                        --(1)              0.06                --
                                                                            -----------           ----------        ----------

NET ASSET VALUE, END OF PERIOD                                                  $ 10.84              $ 17.43           $ 16.97
                                                                            ===========           ==========        ==========

TOTAL RETURN                                                                   (37.63%)                8.90%            10.84%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses, net(B)                                                                1.54%                1.54%             1.54%**
  Net investment income (loss)                                                    0.21%                0.01%           (0.21%)**
Portfolio turnover rate                                                          47.36%               42.96%            63.87%
Net assets, end of period (000's)                                                 $ 339                $ 120             $ 142

*Commencement of operations was August 15, 2006

**Annualized

(A)Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.21% for the year ended December
31, 2008, 0.41% for the year ended December 31, 2007, and 0.43% for the period ended December 31, 2006.

(B)Expense ratio-net reflects the effect of the management fee waivers.

(1)Less than $0.01 per share.

(2)Per share amounts calculated using the average share method.


See Notes to Financial Statements

EPOCH U.S. ALL CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch U.S. All Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established on July 25, 2005 as a series of TWF which has allocated to the Fund 50,000,000 (Class I 20,000,000; Class P 15,000,000; Class A 15,000,000)
shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund currently offers two Classes of shares (Class I and Class P).

     The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs                                                                                           Investment in Securities
 ---------------------------------------------------------------------------------------------------       ------------------------

Level 1- Quoted Prices                                                                                                 $ 56,136,776
Level 2- Other Significant Observable Inputs                                                                                     --
Level 3- Significant Unobservable Inputs                                                                                         --
                                                                                                           ------------------------
Total                                                                                                                  $ 56,136,776
                                                                                                           ========================


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, four previous tax years are open: December 31, 2005-December 31, 2008. The Fund has no examinations in progress. The Fund reviewed the year ended December 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. As of December 31, 2008, the Fund decreased paid-in capital by $558, increased accumulated net investment income by $385 and decreased accumulated net realized loss on investments by $173.

CLASS NET ASSET VALUES AND EXPENSES

     All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 1.00% on the average daily net assets of the Fund. For the year ended December 31, 2008, EIP earned $678,172 in advisory fees, of which $142,731 was waived.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until November 30, 2009 so that the ratio of total annual operating expenses is limited to 1.29% of average net assets of Class I shares and 1.54% of Class P shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2008 was $382,072 and expires as follows:

YEAR EXPIRING                                                                                                                AMOUNT
 ------------------------------------------------------------------------------------------------------------------  --------------

2009                                                                                                                        102,855
2010                                                                                                                        136,486
2011                                                                                                                        142,731
                                                                                                                     --------------
                                                                                                                          $ 382,072
                                                                                                                     ==============


     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class P shares of the Fund may finance activities which are primarily intended to result in the sale of the Fund's Class P shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund. The Fund may incur such distribution expenses at the rate of 0.25% per annum on the Fund's Class P average daily net assets. For the year ended December 31, 2008, there were $860 of 12b-1 fees incurred by Class P shares.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2008, FDCC received no fees and commissions from the sale of Fund shares. A 2% redemption fee is charged for certain redemptions made within six months of purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. For the year ended December 31, 2008, $1,305 in redemption fees were received by the Fund.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the year ended December 31, 2008, CSS earned $67,817 for its services, of which $2,614 was due from the Fund as of December 31, 2008. Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. CSS received $1,100 of the $28,190 in shareholder servicing and reports expense incurred and $3,748 of the $34,162 in filing and registration fees incurred for hourly services provided to the Fund.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. For the year ended December 31, 2008, CFSI earned $29,346 for its services.

     Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. For the year ended December 31, 2008, CFA earned $33,909 for its services, of which $474 was due from the Fund as of December 31, 2008.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the year ended December 31, 2008, were $85,666,271 and $30,601,796, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the year ended December 31, 2008 and the year ended December 31, 2007 were as follows:

                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                          DECEMBER 31, 2008       DECEMBER 31, 2007
                                                                                       --------------------  ----------------------

Distributions paid from:
Ordinary income*                                                                                  $ 274,207               $ 542,903
Capital gains                                                                                         3,090               1,548,724
                                                                                       --------------------  ----------------------
                                                                                                  $ 277,297             $ 2,091,627
                                                                                       ====================  ======================


     *For tax purposes, short-term capital gain distributions are considered ordinary income.

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                                                         YEAR ENDED
                                                                                                                  DECEMBER 31, 2008
                                                                                                          -------------------------

Accumulated net investment income (loss)                                                                                   $ 11,020
Capital loss carryforward                                                                                               (1,567,461)
Unrealized appreciation (depreciation)                                                                                 (26,297,633)
Post-October loss*                                                                                                        (121,069)
                                                                                                          -------------------------
                                                                                                                     $ (27,975,143)
                                                                                                          =========================


     *Under current tax law, net capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

     The difference between components of distributable earnings on a book and tax basis is primarily related to wash sale losses and post-October losses.

     As of December 31, 2008 the Fund has a capital loss carryforward of $1,567,461 available to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital losses, it is probable that the amount which is offset will not be distributed to shareholders. This carryforward will expire December 31, 2016.

     Cost of securities for Federal Income tax purpose is $82,434,409 and the related tax-based net unrealized appreciation (depreciation) consists of:


Gross unrealized appreciation                                                                                           $ 1,109,812

Gross unrealized depreciation                                                                                          (27,407,445)
                                                                                                          -------------------------
Net unrealized depreciation*                                                                                         $ (26,297,633)
                                                                                                          =========================


     * The difference between book and tax unrealized depreciation is primarily related to wash sales.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2008                DECEMBER 31, 2008
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              4,876,394    $ 74,494,524           29,153       $ 466,825
Shares reinvested                                                           24,349         257,130              100           1,051
Shares redeemed (a)                                                    (1,772,883)    (21,536,552)          (4,834)        (54,527)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                  3,127,860    $ 53,215,102           24,419       $ 413,349
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $1,305 for Class I and $ - for Class P.


                                                                               CLASS I                          CLASS P
                                                                              YEAR ENDED                      YEAR ENDED
                                                                          DECEMBER 31, 2007                DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                696,863    $ 12,307,779            5,798       $ 105,957
Shares reinvested                                                           96,455       1,696,649              367           6,452
Shares redeemed (a)                                                      (391,052)     (6,933,973)          (7,640)       (135,782)
                                                                    --------------  --------------   --------------  --------------
Net increase (decrease)                                                    402,266     $ 7,070,455          (1,475)       ($23,373)
                                                                    ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $ - for Class I and $425 for Class P.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch U.S. All Cap Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2008, the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch U.S. All Cap Equity Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III         Chairman,            8                    Treasurer and                              The World Insurance
(1)                       Director and                              Director of                                Trust - 1 Fund and
8730 Stony Point          Treasurer since                           Commonwealth                               American Growth Fund-
Parkway                   May, 1997                                 Shareholder                                1 Fund
Suite 205                                                           Services, Inc.
Richmond, VA                                                        ("CSS"), the
23235                                                               Company's
(1945)                                                              Administrator,
                                                                    since 1985;
                                                                    President and
                                                                    Director of First
                                                                    Dominion Capital
                                                                    Corp. ("FDCC"),
                                                                    the Company's
                                                                    underwriter;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Services, Inc.,
                                                                    the Company's
                                                                    Transfer and
                                                                    Disbursing Agent
                                                                    since 1987;
                                                                    President and
                                                                    Treasurer of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, Inc.
                                                                    since 1983 ;
                                                                    President of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, LLC,
                                                                    the adviser to
                                                                    the Fund and the
                                                                    adviser to the
                                                                    Satuit Capital
                                                                    Small Cap Fund
                                                                    series of the
                                                                    Company, from
                                                                    December, 2000 to
                                                                    October, 2007;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Accounting, Inc.,
                                                                    which provides
                                                                    bookkeeping
                                                                    services to the
                                                                    Company;
                                                                    Chairman, Trustee
                                                                    and Treasurer of
                                                                    The World
                                                                    Insurance Trust,
                                                                    a registered
                                                                    investment
                                                                    company, since
                                                                    May, 2002; and
                                                                    Director,
                                                                    American Growth
                                                                    Fund, since 2008.
                                                                    Mr. Pasco is a
                                                                    certified public
                                                                    accountant.


NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.             Director since                    8     Retired. Manager of the Customer Services            The World
8730 Stony Point                  May, 1997                          Operations and Accounting Division of the    Insurance Trust -
Parkway                                                                    Potomac Electric Power Company from       1 Fund; Satuit
Suite 205                                                            August, 1978 until April, 2005; a Trustee              Capital
Richmond, VA 23235                                                             of The World Insurance Trust, a     Management Trust
(1940)                                                               registered investment company, since May,           - 2 Funds;
                                                                             2002; a Trustee of Satuit Capital
                                                                     Management Trust, a registered investment
                                                                            company, since October, 2002 and a
                                                                     Trustee of Janus Advisors Series Trust, a
                                                                      registered investment company, from 2003
                                                                                                       to 2005

William E. Poist             Director since                    8      Financial and Tax Consultant through his            The World
8730 Stony Point                  May, 1997                                     firm Management Consulting for    Insurance Trust -
Parkway                                                                 Professionals since 1974; a Trustee of    1 Fund and Satuit
Suite 205                                                                   Satuit Capital Management Trust, a              Capital
Richmond, VA 23235                                                        registered investment company, since     Management Trust
(1939)                                                                    November, 2003; and a Trustee of The           - 2 Funds;
                                                                           World Insurance Trust, a registered
                                                                      investment company, since May, 2002. Mr.
                                                                       Poist is a certified public accountant.

Paul M. Dickinson            Director since                    8        President of Alfred J. Dickinson, Inc.            The World
8730 Stony Point                  May, 1997                           Realtors since April, 1971; a Trustee of    Insurance Trust -
Parkway                                                                     Satuit Capital Management Trust, a    1 Fund and Satuit
Suite 205                                                                 registered investment company, since              Capital
Richmond, VA 23235                                                     November, 2003 and Trustee of The World     Management Trust
(1947)                                                                Insurance Trust, a registered investment           - 2 Funds;
                                                                                     company, since May, 2002.


OFFICERS:

* Leland H. Faust          President of the                  N/A          President of CSI Capital Management,                  N/A
600 California Street       CSI Equity Fund                             Inc., a registered investment adviser,
18th Floor                     series since                                since 1978. Partner in the law firm
San Francisco, CA             October, 1997                              Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

Karen M. Shupe              Secretary since                  N/A         Managing Director of Fund Operations,                  N/A
8730 Stony Point                   2005 and                            Commonwealth Shareholder Services, Inc.
Parkway                     Treasurer since                           since 2003; Financial Reporting Manager,
Suite 205                              2006                           Commonwealth Shareholder Services, Inc.,
Richmond, VA 23235                                                                          from 2001 to 2003.
(1964)

David D. Jones, Esq.       Chief Compliance                  N/A       Co-founder and Managing Member of Drake                  N/A
230 Spring Hills Drive              Officer                            Compliance, LLC (compliance consulting)
Suite 340                                                                  since 2004; founder and controlling
Spring, TX 77380                                                       shareholder of David Jones & Associates
(1957)                                                                    (law firm) since 1998; President and
                                                                       Chief Executive Officer of Citco Mutual
                                                                        Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on November 19, 2008 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser").

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term:
(i) by the vote of the Board or by a vote of the shareholders of the Fund; and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund. Additionally, a representative from the Adviser joined the Meeting and provided the Board with a presentation regarding the Adviser's organization, assets under management and representative clients. The Board considered and discussed, among other things, the Fund's performance, market conditions and the Adviser's investment process. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was generally favorable to its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representative then discussed the profits realized by the Adviser from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed the Adviser's financial condition with the Adviser representative at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was comparable to those of similar mutual funds, appeared reasonable in light of the services rendered and was the result of arm's length negotiations. The Board also considered the Adviser's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch U.S. All Cap Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and information on investment plans and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         ANNUAL REPORT TO SHAREHOLDERS

                         EPOCH U.S. ALL CAP EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


                      FOR THE YEAR ENDED DECEMBER 31, 2008

Dear Shareholder:

The Fund's inception date was December 2, 2008. Epoch's U.S. Large Cap Equity Fund (The "Fund") returned 8.59% net of fees for the period December 2, 2008 - December 31, 2008.

During 2008, the market traded in a fairly narrow range until the middle of May. Within that, however, financials and consumer discretionary sectors struggled while the energy sector soared. But, as the financial crisis unfolded, all sectors began their descent.

The market really began to deteriorate in the third quarter when the U.S. Government placed Fannie Mae and Freddie Mac into conservatorship and orchestrated the sale of Merrill Lynch to Bank of America. What tipped credit markets into a deep freeze, however, was the failure of Lehman Brothers. This precipitated a run on money market funds and a panicked flight to quality. The interrelatedness of credit markets became even more evident when AIG's difficulties threatened the credit default swap market, requiring an $85 billion loan facility from the U.S. Treasury essentially placing the company into liquidation. This financial stress was not confined to the U.S. as markets globally reacted with a similar contraction in liquidity.

Central banks reacted with aggressive additions of liquidity and an unprecedented package of relief measures finally made its way through Congress October 3, but only after a lack of leadership created further erosion of confidence.

The market continued its decline during the months of October and November as the impact of the financial crisis on real business conditions became more and more apparent. December was characterized by cautious optimism as the market responded positively to monetary actions taken by the Federal Reserve and Treasury as well as proposals for an aggressive fiscal stimulus plan to be ushered in by the new administration. Despite the late optimism, the market was only able to regain a small portion of its lost ground.

Not a single sector was able to eke out a positive return. Both sector and individual stock returns became highly correlated. Even the traditionally defensive sectors such as consumer staples, utilities and healthcare posted double digit losses.

We are currently in the midst of a massive deleveraging process. While initially a US phenomenon, the impact has quickly spread to financial systems of other developed economies and has ultimately created a contraction in business conditions throughout the world. We are encouraged by the prodigious stimulus being put into action around the world and believe that, over time, it will facilitate a thawing in credit markets and regenerate growth in real economies.

We are much attuned to analyzing both the timing and substance of policy implementations. The most immediate benefits should come from the monetary initiatives that are designed to restore liquidity and accessibility to credit markets. On the fiscal policy front, while much emphasis has been placed on traditional infrastructure and clean energy initiatives, we also envision spending on "soft infrastructure" such as educational and job retraining programs in the U.S. In developing countries where current account surpluses and reserve positions can be spent, such as China, we would also look for government spending on the social safety net, such as healthcare. Such spending would provide a greater proportion of discretionary income and act as an inducement for consumers to save less and spend more.

We see equity valuations at attractive levels when viewed in historical context and believe that for long term investors this is an attractive entry point for U.S. equities. We currently see attractive investment opportunities in individual, well financed, technology and industrial companies where a global slowdown has been discounted and spending initiatives could produce benefits. We have targeted companies for which spending should continue as a result of upgrade cycles, efficiency gains and ongoing development.

Many businesses are selling at levels that anticipate what we would consider worst case scenarios. This is particularly true in the energy sector and beginning to become the case in retail. While we have remained on the sidelines when it comes to consumer discretionary stocks due to the declining employment and the poor consumer confidence, we anticipate that in the next year the downsizing of the retail industry will create opportunities in the stronger survivors.

Although there have been significant capital injections into banks, we remain cautious on the sector and highly selective. We prefer financials with limited credit exposure and those that are well capitalized with strong retail deposit bases that provide an inexpensive source of funds. We have been reducing the portfolios' bank exposure and selectively redeploying assets into life insurers and asset managers. Defensive holdings in sectors such as utilities and healthcare also continue to be attractive and important portfolio investments.

While it is difficult in times like these to predict near term market gyrations, our investment strategy is time-tested and will hopefully perform favorably in the back-to-basics environment we see going forward. Our mantra is to buy companies with free cash flow, little or no financial leverage, transparency of the business model and management with a demonstrated history of effective capital allocation at a reasonable valuation level. Importantly, we anticipate that many of our companies will ultimately benefit from their financial strength in these times either through their ability to accelerate stock buybacks, or to buy their weaker competitors.

William Priest
Portfolio Manager

David Pearl
Portfolio Manager

Michael Welhoelter
Portfolio Manager

EPOCH U.S. LARGE CAP EQUITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, December 3, 2008 and held for the period ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             Expenses Paid During
                                                                                                                    Period*
                                                                                                               December 3, 2008
                                                    Beginning Account Value       Ending Account Value       through December 31,
Class I Shares                                          December 3, 2008            December 31, 2008                2008


Actual                                                             $ 1,000.00                 $ 1,085.90                     $ 0.87
Hypothetical (5% return before expenses)                           $ 1,000.00                 $ 1,019.55                     $ 0.84


* - Expenses are equal to the Fund's annualized expense ratio of 1.09%, multiplied by the average account value for the period, multiplied by 29 days in the most recent fiscal half year divided by 366 days in the current year.



                        EPOCH U.S. LARGE CAP EQUITY FUND
           PORTFOLIO HOLDINGS BY SECTOR, AS PERCENTAGE OF NET ASSETS
                            AS OF DECEMBER 31, 2008



                         [ PORTFOLIO HOLDINGS Graphic ]


Aerospace                               5.23%
Chemicals                               4.04%
Consumer Staples                        5.25%
Cosmetics & Toiletries                  2.31%
Energy                                  4.77%
Entertainment                           1.33%
Environmental Services                  2.94%
Financial Services                     12.60%
Healthcare Products                     1.28%
Healthcare Services                    13.58%
Insurance                               2.99%
Manufacturing                           5.06%
Media & Communications                  3.60%
Oil & Gas Exploration                  14.61%
Software & Services                    12.55%

                        EPOCH U.S. LARGE CAP EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              92.14%

                AEROSPACE:                                                                                  5.23%
   28,550       Alliant Techsystems, Inc.*                                                                              $ 2,448,448
   40,450       Boeing Co.                                                                                                1,726,001
   25,300       Rockwell Collins, Inc.                                                                                      988,977
                                                                                                                     --------------
                                                                                                                          5,163,426
                                                                                                                     --------------

                CHEMICALS:                                                                                  4.04%
   59,400       Du Pont EI De Nemours & Co.                                                                               1,502,820
   41,950       Praxair, Inc.                                                                                             2,490,152
                                                                                                                     --------------
                                                                                                                          3,992,972
                                                                                                                     --------------

                CONSUMER STAPLES:                                                                           5.25%
   35,750       Bunge Limited                                                                                             1,850,778
   22,550       Philip Morris International                                                                                 981,151
   98,950       Safeway, Inc.                                                                                             2,352,041
                                                                                                                     --------------
                                                                                                                          5,183,970
                                                                                                                     --------------

                COSMETICS & TOILETRIES:                                                                     2.31%
   19,000       Colgate-Palmolive Company                                                                                 1,302,260
   33,100       International Flavors & Fragrances                                                                          983,732
                                                                                                                     --------------
                                                                                                                          2,285,992
                                                                                                                     --------------

                ENERGY:                                                                                     4.77%
   44,350       NSTAR                                                                                                     1,618,332
   21,550       Peabody Energy Corp.                                                                                        490,263
   72,950       Scana Corp.                                                                                               2,597,020
                                                                                                                     --------------
                                                                                                                          4,705,615
                                                                                                                     --------------

                ENTERTAINMENT:                                                                              1.33%
   110,400      International Game Technology                                                                             1,312,656
                                                                                                                     --------------

                ENVIRONMENTAL SERVICES:                                                                     2.94%
   87,700       Waste Management, Inc.                                                                                    2,906,378
                                                                                                                     --------------

                FINANCIAL SERVICES:                                                                        12.60%
   53,350       Ameriprise Financial, Inc.                                                                                1,246,256



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                FINANCIAL SERVICES (continued):
   76,350       Bank Of New York Company, Inc.                                                                          $ 2,162,995
   30,450       Franklin Resources, Inc.                                                                                  1,942,101
   42,000       Hudson City Bancorp, Inc.                                                                                   670,320
   47,350       People's United Financial                                                                                   844,250
   69,300       Visa, Inc. "A"                                                                                            3,634,785
   135,450      Western Union Co.                                                                                         1,942,353
                                                                                                                     --------------
                                                                                                                         12,443,060
                                                                                                                     --------------

                HEALTHCARE PRODUCTS:                                                                        1.28%
   163,150      Boston Scientific Corp.*                                                                                  1,262,781
                                                                                                                     --------------

                HEALTHCARE SERVICES:                                                                       13.58%
   88,450       Aetna US Healthcare                                                                                       2,520,825
   68,650       Davita, Inc.*                                                                                             3,402,981
   44,400       Laboratory Corp. of America Holdings*                                                                     2,859,804
   63,350       Thermo Fischer Scientific Inc.*                                                                           2,158,335
   73,600       Ventas, Inc.                                                                                              2,470,752
                                                                                                                     --------------
                                                                                                                         13,412,697
                                                                                                                     --------------

                INSURANCE:                                                                                  2.99%
   38,750       Everest Re Group Ltd.                                                                                     2,950,425
                                                                                                                     --------------

                MANUFACTURING:                                                                              5.06%
   33,300       Danaher Corp.                                                                                             1,885,113
   28,900       Deere & Co.                                                                                               1,107,448
   77,550       MEMC Electronic Materials, Inc.*                                                                          1,107,414
   31,550       PACCAR, Inc.                                                                                                902,330
                                                                                                                     --------------
                                                                                                                          5,002,305
                                                                                                                     --------------

                MEDIA & COMMUNICATIONS:                                                                     3.60%
   220,300      Comcast CL-A Special                                                                                      3,557,845
                                                                                                                     --------------

                OIL & GAS EXPLORATION:                                                                     14.61%
   30,400       Cameron International Corp.*                                                                                623,200
   34,500       ConocoPhillips                                                                                            1,787,100
   23,300       Diamond Offshore Drilling, Inc.                                                                           1,373,302
   65,950       Exxon Mobil Corp.                                                                                         5,264,788
   62,500       National Oilwell Varco, Inc.*                                                                             1,527,500
   53,900       Oneok, Inc.*                                                                                              1,569,568



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------


                OIL & GAS EXPLORATION (continued):
   111,250      Southern Union Co.                                                                                      $ 1,450,700
   77,400       Weatherford International Ltd. *                                                                            837,468
                                                                                                                     --------------
                                                                                                                         14,433,626
                                                                                                                     --------------

                SOFTWARE & SERVICES:                                                                       12.55%
   14,150       Apple Computer, Inc.*                                                                                     1,207,702
   43,400       Automatic Data Processing, Inc.                                                                           1,707,356
   67,450       Electronic Arts, Inc.*                                                                                    1,081,898
   49,050       Fiserv, Inc.*                                                                                             1,783,949
   214,000      Microsoft Corp.                                                                                           4,160,160
   138,450      Oracle Corp.*                                                                                             2,454,718
                                                                                                                     --------------
                                                                                                                         12,395,783
                                                                                                                     --------------

  3,013,850     TOTAL INVESTMENTS:
                (Cost: $83,717,884)                                                                        92.14%      $ 91,009,531
                Other assets, net of liabilities                                                            7.86%         7,768,372
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%      $ 98,777,903

*Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $83,717,884) (Note 1)                                                       $ 91,009,531
  Cash                                                                                                                    7,603,870
  Dividends receivable                                                                                                      125,043
  Receivable for capital stock sold                                                                                         107,189
  Interest receivable                                                                                                           792
  Prepaid expenses                                                                                                               25
                                                                                                                     --------------
TOTAL ASSETS                                                                                                             98,846,450
                                                                                                                     --------------

LIABILITIES
  Payable for capital stock redeemed                                                                                          3,103
  Accrued investment management fees                                                                                         52,087
  Accrued administration and accounting fees                                                                                  5,400
  Accrued custody fees                                                                                                        2,242
  Accrued professional fees                                                                                                   5,715
                                                                                                                     --------------
TOTAL LIABILITIES                                                                                                            68,547
                                                                                                                     --------------

NET ASSETS                                                                                                             $ 98,777,903
                                                                                                                     ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 9,105,875 $0.01 par value shares of beneficial interest outstanding                    $ 91,363,436
  Accumulated net investment income (loss)                                                                                   16,824
  Accumulated net realized gain (loss) on investments                                                                       105,996
  Net unrealized appreciation (depreciation) of investments                                                               7,291,647
                                                                                                                     --------------
  NET ASSETS                                                                                                           $ 98,777,903
                                                                                                                     ==============

NET ASSET VALUE PER SHARE
CLASS I
($98,777,903 / 9,105,875 shares outstanding; 20,000,000 authorized)                                                         $ 10.85
                                                                                                                     ==============


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF OPERATIONS


FOR THE PERIOD DECEMBER 3, 2008 THROUGH DECEMBER 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividend                                                                                                                $ 167,332
  Interest                                                                                                                      792
                                                                                                                     --------------
Total investment income                                                                                                     168,124
                                                                                                                     --------------

EXPENSES
  Investment management fees (Note 2)                                                                                        56,704
  Recordkeeping and administrative services (Note 2)                                                                          6,745
  Accounting fees (Note 2)                                                                                                    3,544
  Custodian fees                                                                                                              2,242
  Transfer agent fees (Note 2)                                                                                                4,369
  Professional fees                                                                                                           5,715
  Filing and registration fees (Note 2)                                                                                          25
  Directors fees                                                                                                              1,500
  Other                                                                                                                       1,033
                                                                                                                     --------------
Total expenses                                                                                                               81,877
Management fee waivers (Note 2)                                                                                             (4,617)
                                                                                                                     --------------
Net expenses                                                                                                                 77,260
                                                                                                                     --------------
Net investment income (loss)                                                                                                 90,864
                                                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments                                                                                     105,996
Net increase (decrease) in unrealized appreciation (depreciation) of investments                                          7,291,647
                                                                                                                     --------------
Net realized and unrealized gain (loss) on investments                                                                    7,397,643
                                                                                                                     --------------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                   $ 7,488,507
                                                                                                                     ==============
* Commencement of operations was December 3, 2008


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD DECEMBER 3, 2008 THROUGH DECEMBER 31, 2008*
-----------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                                             $ 90,864
  Net realized gain (loss) on investments                                                                                   105,996
  Change in net unrealized appreciation (depreciation) on investments                                                     7,291,647
                                                                                                               --------------------
  Increase (decrease) in net assets from operations                                                                       7,488,507
                                                                                                               --------------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                                                    (74,040)
                                                                                                               --------------------
  Decrease in net assets from distributions                                                                                (74,040)
                                                                                                               --------------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold                                                                                                            91,722,291
  Distributions reinvested                                                                                                    1,071
  Shares redeemed                                                                                                         (359,926)
                                                                                                               --------------------
  Increase (decrease) in net assets from capital share transactions                                                      91,363,436
                                                                                                               --------------------

NET ASSETS
  Increase (decrease) during period                                                                                      98,777,903
  Beginning of period                                                                                                            --
                                                                                                               --------------------
END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $16,824)                                          $ 98,777,903
                                                                                                               ====================
* Commencement of operations was December 3, 2008


See Notes to Financial Statements


EPOCH U.S. LARGE CAP EQUITY FUND

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CLASS I SHARES(1)
                                                                                                                  -----------------
                                                                                                                        PERIOD
                                                                                                                   DECEMBER 3, 2008
                                                                                                                   TO DECEMBER 31,
                                                                                                                        2008*
                                                                                                                  -----------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                                   $ 10.00
                                                                                                                   -----------
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                            0.01
  Net realized and unrealized gain (loss) on investments                                                                  0.85
                                                                                                                   -----------
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                        0.86
                                                                                                                   -----------
DISTRIBUTIONS
  Net investment income                                                                                                 (0.01)
                                                                                                                   -----------
  TOTAL DISTRIBUTIONS                                                                                                   (0.01)
                                                                                                                   -----------

NET ASSET VALUE, END OF PERIOD                                                                                         $ 10.85
                                                                                                                   ===========

TOTAL RETURN                                                                                                             8.59%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets(A)
  Expenses, net(B)                                                                                                       1.09%**
  Net investment income (loss)                                                                                           1.28%**
Portfolio turnover rate                                                                                                  1.25%
Net assets, end of period (000's)                                                                                     $ 98,778

*Commencement of operations was December 3, 2008

**Annualized

(1) Per share amounts calculated using the average share method.

(A) Management fee waivers reduced the expense ratio and increased net investment income ratio by 0.07% for the period ended December 31, 2008.

(B) Expense ratio-net reflects the effect of the management fee waivers.


See Notes to Financial Statements

EPOCH U.S. LARGE CAP EQUITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Epoch U.S. Large Cap Equity Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established on December 2, 2008 as a series of TWF which has allocated to the Fund 50,000,000 (Class I 30,000,000; Class P 20,000,000) shares of its
1,050,000,000 shares of $.01 par value common stock. The Fund currently offers one Class of shares (Class I).

     The objective of the Fund is to achieve long-term capital appreciation by investing primarily in a diversified portfolio consisting of equity securities of U.S. companies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) or included in the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Portfolio securities which are primarily traded on foreign exchanges are translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs                                                                                           Investment in Securities
 ---------------------------------------------------------------------------------------------------       ------------------------

Level 1- Quoted Prices                                                                                                 $ 91,009,531
Level 2- Other Significant Observable Inputs                                                                                     --
Level 3- Significant Unobservable Inputs                                                                                         --
                                                                                                           ------------------------
Total                                                                                                                  $ 91,009,531
                                                                                                           ========================


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. The cost of securities sold is generally determined on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, one tax year is open: December 31, 2008. The Fund has no examinations in progress. The Fund reviewed the period ended December 31, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. FIN 48 was adopted by the Fund December 3, 2008.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There are no reclassifications at December 31, 2008.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, Epoch Investment Partners, Inc. ("EIP") provides investment advisory services for an annual fee of 0.80% on the average daily net assets of the Fund. For the period ended December 31, 2008, EIP earned $56,704 in advisory fees, of which $4,617 was waived.

     In the interest of limiting the operating expenses of the Fund, the Advisor has contractually agreed to waive or limit its fees and to assume other operating expenses until November 30, 2009 so that the ratio of total annual operating expenses is limited to 1.09% of average net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2008 was $4,617 and expires December 31, 2011.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the period ended December 31, 2008, FDCC received no fees and commissions from the sale of Fund shares.

     Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the period ended December 31, 2008, CSS earned $6,745 for its services, of which $3,632 was due from the Fund as of December 31, 2008.

     Commonwealth Fund Services, Inc. ("CFSI") is the Fund's transfer and dividend disbursing agent. For the period ended December 31, 2008, CFSI earned and received $4,369 for its services.

     Commonwealth Fund Accounting ("CFA") is the Fund's pricing agent. For the period ended December 31, 2008, CFA earned $3,544 for its services, of which $1,768 was due from the Fund as of December 31, 2008.

     Certain officers and/or an interested director of the Fund are also officers and/or directors of FDCC, CSS, CFA and CFSI.

NOTE 3 - INVESTMENTS

     The cost of purchases and proceeds from the sales of securities other than short-term notes for the period ended December 31, 2008, were $84,747,091 and $1,135,203, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     The tax character of distributions during the period ended December 31, 2008 was as follows:

                                                                                                                       PERIOD ENDED
                                                                                                                 DECEMBER 31, 2008*
                                                                                                                -------------------

Distributions paid from:
Ordinary income**                                                                                                          $ 74,040
                                                                                                                ===================


     **For tax purposes, short-term capital gain distirubtions are considered ordinary income.

     As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                                                       PERIOD ENDED
                                                                                                                 DECEMBER 31, 2008*
                                                                                                             ----------------------

Accumulated net investment income (loss)                                                                                  $ 122,820
Net unrealized appreciation (depreciation) of investments                                                                 7,291,647
                                                                                                             ----------------------
                                                                                                                        $ 7,414,467
                                                                                                             ======================


     Cost of securities for Federal Income tax purpose is $83,717,884 and the related tax-based net unrealized appreciation (depreciation) consists of:


Gross unrealized appreciation                                                                                           $ 7,713,237

Gross unrealized depreciation                                                                                             (421,590)
                                                                                                             ----------------------
                                                                                                                        $ 7,291,647
                                                                                                             ======================


     *Commencement of operations was December 3, 2008.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund were:


                                                                                                             PERIOD ENDED
                                                                                                          DECEMBER 31, 2008*
                                                                                                    -------------------------------
                                                                                                             SHARES           VALUE
                                                                                                     --------------  --------------

Shares sold                                                                                               9,140,072    $ 91,722,291
Shares reinvested                                                                                               103           1,071
Shares redeemed                                                                                            (34,300)       (359,926)
                                                                                                     --------------  --------------
Net increase (decrease)                                                                                   9,105,875    $ 91,363,436
                                                                                                     ==============  ==============


     * Commencement of operations was December 3, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
WORLD FUNDS, INC.
RICHMOND, VIRGINIA

We have audited the accompanying statement of assets and liabilities of the Epoch U.S. Large Cap Equity Fund, a series of The World Funds, Inc., including the schedule of investments as of December 31, 2008, the related statement of operations, the statement of changes in net assets and the financial highlights for the period December 3, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Epoch U.S. Large Cap Equity Fund as of December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period December 3, 2008 (commencement of operations) to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III         Chairman,            8                    Treasurer and                              The World Insurance
(1)                       Director and                              Director of                                Trust - 1 Fund and
8730 Stony Point          Treasurer since                           Commonwealth                               American Growth Fund-
Parkway                   May, 1997                                 Shareholder                                1 Fund
Suite 205                                                           Services, Inc.
Richmond, VA                                                        ("CSS"), the
23235                                                               Company's
(1945)                                                              Administrator,
                                                                    since 1985;
                                                                    President and
                                                                    Director of First
                                                                    Dominion Capital
                                                                    Corp. ("FDCC"),
                                                                    the Company's
                                                                    underwriter;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Services, Inc.,
                                                                    the Company's
                                                                    Transfer and
                                                                    Disbursing Agent
                                                                    since 1987;
                                                                    President and
                                                                    Treasurer of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, Inc.
                                                                    since 1983 ;
                                                                    President of
                                                                    Commonwealth
                                                                    Capital
                                                                    Management, LLC,
                                                                    the adviser to
                                                                    the Fund and the
                                                                    adviser to the
                                                                    Satuit Capital
                                                                    Small Cap Fund
                                                                    series of the
                                                                    Company, from
                                                                    December, 2000 to
                                                                    October, 2007;
                                                                    President and
                                                                    Director of
                                                                    Commonwealth Fund
                                                                    Accounting, Inc.,
                                                                    which provides
                                                                    bookkeeping
                                                                    services to the
                                                                    Company;
                                                                    Chairman, Trustee
                                                                    and Treasurer of
                                                                    The World
                                                                    Insurance Trust,
                                                                    a registered
                                                                    investment
                                                                    company, since
                                                                    May, 2002; and
                                                                    Director,
                                                                    American Growth
                                                                    Fund, since 2008.
                                                                    Mr. Pasco is a
                                                                    certified public
                                                                    accountant.


NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.             Director since                    8     Retired. Manager of the Customer Services            The World
8730 Stony Point                  May, 1997                          Operations and Accounting Division of the    Insurance Trust -
Parkway                                                                    Potomac Electric Power Company from       1 Fund; Satuit
Suite 205                                                            August, 1978 until April, 2005; a Trustee              Capital
Richmond, VA 23235                                                             of The World Insurance Trust, a     Management Trust
(1940)                                                               registered investment company, since May,           - 2 Funds;
                                                                             2002; a Trustee of Satuit Capital
                                                                     Management Trust, a registered investment
                                                                            company, since October, 2002 and a
                                                                     Trustee of Janus Advisors Series Trust, a
                                                                      registered investment company, from 2003
                                                                                                       to 2005
William E. Poist             Director since                    8      Financial and Tax Consultant through his            The World
8730 Stony Point                  May, 1997                                     firm Management Consulting for    Insurance Trust -
Parkway                                                                 Professionals since 1974; a Trustee of    1 Fund and Satuit
Suite 205                                                                   Satuit Capital Management Trust, a              Capital
Richmond, VA 23235                                                        registered investment company, since     Management Trust
(1939)                                                                    November, 2003; and a Trustee of The           - 2 Funds;
                                                                           World Insurance Trust, a registered
                                                                      investment company, since May, 2002. Mr.
                                                                       Poist is a certified public accountant.
Paul M. Dickinson            Director since                    8        President of Alfred J. Dickinson, Inc.            The World
8730 Stony Point                  May, 1997                           Realtors since April, 1971, a Trustee of    Insurance Trust -
Parkway                                                                     Satuit Capital Management Trust, a    1 Fund and Satuit
Suite 205                                                                 registered investment company, since              Capital
Richmond, VA 23235                                                     November, 2003 and Trustee of The World     Management Trust
(1947)                                                                Insurance Trust, a registered investment           - 2 Funds;
                                                                                     company, since May, 2002.


OFFICERS:

* Leland H. Faust          President of the                  N/A          President of CSI Capital Management,                  N/A
600 California Street       CSI Equity Fund                             Inc., a registered investment adviser,
18th Floor                     series since                                since 1978. Partner in the law firm
San Francisco, CA             October, 1997                              Taylor & Faust since September, 1975.
94108
(1946)

Karen M. Shupe              Secretary since                  N/A         Managing Director of Fund Operations,                  N/A
8730 Stony Point                   2005 and                            Commonwealth Shareholder Services, Inc.
Parkway, Suite 205          Treasurer since                           since 2003; Financial Reporting Manager,
Richmond, VA 23235                     2006                           Commonwealth Shareholder Services, Inc.,
(1964)                                                                                      from 2001 to 2003.

David D. Jones, Esq.       Chief Compliance                  N/A       Co-founder and Managing Member of Drake                  N/A
230 Spring Hills Drive              Officer                            Compliance, LLC (compliance consulting)
Suite 340                                                                  since 2004; founder and controlling
Spring, TX 77380                                                       shareholder of David Jones & Associates
(1957)                                                                    (law firm) since 1998; President and
                                                                       Chief Executive Officer of Citco Mutual
                                                                        Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 will be available on or through the SEC's website at www.sec. gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT APPROVAL

At a meeting of the Board of Directors of the Company (the "Board") held on October 9, 2008 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement ("Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser"), for its initial term. Pursuant to Section 15(c) of the 1940 Act, the Board considered the approval of the Advisory Agreement for an initial two-year term. The Advisory Agreement, after the initial two-year term, must be approved annually: (i) by the vote of the Board or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the costs of the services to be provided, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to approve the Advisory Agreement for an initial two-year term. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services to be provided to the Fund by the Adviser, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund. Additionally, a representative from the Adviser joined the meeting and provided the Board with a presentation regarding, among other things, the Adviser's financial condition, profitability and ownership structure. The Board considered and discussed, among other things, the

Adviser's history and processes, as well as the Adviser's operations, trading, administrative and compliance staff and resources. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Cost of Services Provided and Economies of Scale

Next, the Board considered the level of advisory fees to be paid by the Fund and the profitability of the Adviser. In reviewing the proposed advisory fee, the Board considered fees paid by other funds of comparable size and investment objective, noting that the advisory fee to be received by the Adviser was comparable to and competitive with fees charged to those funds. Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund were generally consistent with industry averages and otherwise fair and reasonable in light of services provided and the Fund's current asset level.

Although the Advisory Agreement does not provide for breakpoints in the advisory fee should Fund assets meaningfully grow, the Board concluded that the advisory fees appropriately reflect the Fund's expected size, the Adviser's current economic environment and the competitive nature of the investment company market. The Board therefore concluded that it was satisfied with the fee levels under the Advisory Agreement, given that economies of scale would not likely be realized during the initial term of the Advisory Agreement and given that fee levels under the Advisory Agreement could be revisited if economies of scale materialized.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including the Independent Directors, unanimously:
(a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser will provide to the Fund; and (c) agreed to approve the Advisory Agreement for an initial term of two years.

INVESTMENT ADVISER:

Epoch Investment Partners, Inc.
640 Fifth Avenue, 18th Floor
New York, New York 10019

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Epoch U.S. Large Cap Equity Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on investment plans and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.

                         ANNUAL REPORT TO SHAREHOLDERS

                        EPOCH U.S. LARGE CAP EQUITY FUND

                       A series of The World Funds, Inc.
                         A "Series" Investment Company


           FOR THE PERIOD DECEMBER 3, 2008 THROUGH DECEMBER 31, 2008

REAL ESTATE VALUE-OPPORTUNITY FUND (HLRXX)

The REMS Real Estate Value-Opportunity Fund (the "Fund") ended the fiscal and calendar year down (32.2%), vs. (37.7%) for the NAREIT equity index. The Fund's differentiated portfolio structure included at fiscal period end 74.9% common equity holdings of value-oriented REITs and real estate operating companies; a 17.5% position in REIT preferred equity securities that offer higher dividend yield and lower volatility; and a 2.1% short position in real estate equities intended to protect the portfolio against areas of over valuation and credit risk; and 8.5% cash.

REIT share prices recorded an unprecedented decline in the fourth quarter of 2008 as public real estate equities collapsed in reaction to the US and global banking crises. Since inception in 1970 the NAREIT Equity REIT index had never recorded a decline of this magnitude over any quarter, year, or two-year period. This dislocation of real estate pricing impaired the value of all REIT market capitalizations, property sectors, REIT preferred equities and even bonds at the top of the capital structure.

Fortunately, some credit market thaw has occurred recently and both REIT equity and REIT preferreds rose in value in December from a deeply oversold position. This helped mitigate the full year impact of the October-November meltdown. An above-average cash position going into October, combined with the defensive nature of our REIT preferred holdings during the meltdown helped the REMS Real Estate Value-Opportunity Fund outperform the REIT index by over 500 basis points in Q4.

REMS will target a fully invested position during the first half of 2009 (assuming another shoe doesn't drop!) and if REIT preferreds continue to reprice upward we will shift more of this position to common equity. REMS also anticipates the possibility of adding leverage to the Real Estate Value-Opportunity Portfolio at some point in 2009. It will be critical to own real estate assets and capital structures that can survive this difficult period and be positioned to grow in value as the next cycle develops. The real estate enterprise must also have capacity to participate in some of the distressed opportunities that will surely emerge.

Positioning real estate portfolios in this uncertain environment requires a focus on cash flow, diversification, and balance sheet strength. We believe these portfolios offer compelling real estate value with attractive dividend yield and will arrive in 2010 with a much brighter outlook.

Edward W. Turville, CFA

Managing Director

                      COMPARISON OF $10,000 INVESTMENT IN
       REMS REAL ESTATE VALUE-OPPORTUNITY FUND VS. NAREIT EQUITY INDEX**


                      [ CLASS A COMPARISON CHART Graphic ]


                                                12/16/02        12/31/02        12/31/03        12/31/04     12/31/05       12/31/06
REMS Real Estate Value-Opportunity Fund         10,000          10,020          12,170          14,440       15,600         19,450
NAREIT Equity Index                             10,000          10,030          13,750          18,100       20,300         27,420

        Past performance is not predictive of future performance.



                                                12/31/07        12/31/08
REMS Real Estate Value-Opportunity Fund         17,450          11,828
NAREIT Equity Index                             23,110          14,394

        Past performance is not predictive of future performance.





                                                                                      TOTAL RETURN       AVERAGE ANNUAL RETURN
                                                                                    --------------  -------------------------------


                                                                                                                              SINCE
                                                                                          ONE YEAR       FIVE YEARS       INCEPTION
                                                                                            ENDED            ENDED   12/16/2002 TO
                                                                                        12/31/2008       12/31/2008     12/31/2008*
                                                                                    --------------   --------------  --------------
REMS REAL ESTATE VALUE-OPPORTUNITY FUND                                                   (32.22%)          (0.57%)           2.82%
NAREIT EQUITY INDEX**                                                                     (37.73%)            0.91%           6.21%

* The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.


**The NARIET Equity Index is a free float adjusted market capitalization weighted index that includes all tax qualified REITs listed in the NYSE, AMEX, and NASDAQ National Market.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
           COMMON STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
                COMMON STOCK ALLOCATION AS OF DECEMBER 31, 2008



                   [ Common Stock Allocation Chart Graphic ]


Diversified/Other                       17.05%
Healthcare                               6.99%
Multi-Family                            19.78%
Office/Industrial                       20.95%
Retail                                   9.98%




                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
          PREFERRED STOCK HOLDINGS BY INDUSTRY SECTOR AS PERCENTAGE OF
               PREFERRED STOCK ALLOCATION AS OF DECEMBER 31, 2008



                     [ Preferred Allocation Chart Graphic ]

Diversified/Other                       3.09%
Healthcare                              2.01%
Hotel                                   0.62%
Industrial                              1.78%
Multi-Family                            2.58%
Office                                  2.81%
Retail                                  4.66%

REMS REAL ESTATE VALUE-OPPORTUNITY FUND

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.


                                                                                                             Expenses Paid During
                                                                                                                  the Period*
                                                    Beginning Account Value       Ending Account Value       July 1, 2008 through
                                                          July 1, 2008              December 31, 2008          December 31, 2008


Actual                                                      $ 1,000                     $ 665.40                    $ 6.70
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,017.00                   $ 8.11


* Expenses are equal to the Fund's annualized expense ratio of 1.60%, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008


   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                LONG POSITIONS

                COMMON STOCKS                                                                             74.92%

                DIVERSIFIED/OTHER:                                                                        17.09%
   55,600       Cousins Properties, Inc.                                                                                  $ 770,060
   104,400      Ishares DJ US RE                                                                                          3,886,812
   83,799       MI Developments                                                                                             625,141
    6,600       Ultra Real Estate Proshares                                                                                 334,686
   33,900       Vornado Realty Trust                                                                                      2,045,865
                                                                                                                    ---------------
                                                                                                                          7,662,564
                                                                                                                    ---------------

                HEALTHCARE:                                                                                7.01%
   173,300      Biomed Realty Trust                                                                                       2,031,076
   47,300       Healthcare Realty Trust, Inc.                                                                             1,110,604
                                                                                                                    ---------------
                                                                                                                          3,141,680
                                                                                                                    ---------------

                MULTI-FAMILY:                                                                             19.82%
   78,896       Apartment Investment & Management Co.                                                                       911,249
   18,300       Avalonbay Communities, Inc.                                                                               1,108,614
   42,900       BRE Properties Class A                                                                                    1,200,342
   294,700      Colonial Properties Trust                                                                                 2,454,851
   55,600       Post Properties, Inc. **                                                                                    917,400
   164,130      Sun Communities, Inc.                                                                                     2,297,820
                                                                                                                    ---------------
                                                                                                                          8,890,276
                                                                                                                    ---------------

                OFFICE/INDUSTRIAL:                                                                        21.00%
   116,300      Allied Properties Real Estate Investment Trust (Canada)                                                   1,172,892
   113,400      Douglas Emmett, Inc.                                                                                      1,481,004
   81,200       Liberty Property Trust **                                                                                 1,853,796
   86,600       Mac-Cali Realty Corp.                                                                                     2,121,700
   233,629      Mission West Properties, Inc. **                                                                          1,787,262
   22,400       PS Business Parks, Inc.                                                                                   1,000,384
                                                                                                                    ---------------
                                                                                                                          9,417,038
                                                                                                                    ---------------



   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                RETAIL:                                                                                   10.00%
   286,900      Kite Realty Group Trust **                                                                              $ 1,595,164
   79,000       Pennsylvania Real Estate Investment Trust                                                                   588,550
   166,300      Ramco-Gershenson Properties Trust **                                                                      1,027,734
   61,500       Weingarten Realty                                                                                         1,272,435
                                                                                                                    ---------------
                                                                                                                          4,483,883
                                                                                                                    ---------------

                TOTAL COMMON STOCKS                                                                                    $ 33,595,441
                                                                                                                    ---------------
                (Cost: $48,174,935)

                PREFERRED STOCK:                                                                          17.58%

                DIVERSIFIED/OTHER:                                                                         3.09%
   57,000       Cousins Properties, Inc., Series A, 7.75% **                                                                697,680
   26,400       Public Storage, Inc., Series A, 6.125% **                                                                   634,656
    3,400       Vornado Realty Trust, Series H                                                                               54,740
                                                                                                                    ---------------
                                                                                                                          1,387,076
                                                                                                                    ---------------

                HEALTHCARE:                                                                                2.01%
   26,700       Biomed Realty Trust, Series A, 7.375%                                                                       377,004
   31,600       HCP Inc., Series F, 7.100% **                                                                               524,560
                                                                                                                    ---------------
                                                                                                                            901,564
                                                                                                                    ---------------

                HOTEL:                                                                                     0.62%
   23,300       LaSalle Hotel Properties, Series G, 7.250% **                                                               279,600
                                                                                                                    ---------------

                INDUSTRIAL:                                                                                1.79%
    1,900       AMB Property, Series O, 7.000%                                                                               31,882
   74,300       Duke Realty Corp., Series L, 6.60% **                                                                       764,547
     300        PS Business Park, Series O, 7.3750%                                                                           5,100
                                                                                                                    ---------------
                                                                                                                            801,529
                                                                                                                    ---------------

                MULTI-FAMILY:                                                                              2.59%
   39,175       Apartment Investment & Management Co., Series Y, 7.875% **                                                  538,656
   38,400       BRE Properties, Series C, 6.750% **                                                                         622,080
                                                                                                                    ---------------
                                                                                                                          1,160,736
                                                                                                                    ---------------



   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                OFFICE:                                                                                    2.82%
   38,500       Kilroy Realty Corp., Series F, 7.500% **                                                                  $ 650,265
   41,800       SL Green Realty Corp., Series C, 7.625%                                                                     614,042
                                                                                                                    ---------------
                                                                                                                          1,264,307
                                                                                                                    ---------------

                RETAIL:                                                                                    4.66%
   38,043       Regency Centers Corp., Series E, 6.70% **                                                                   674,502
   11,900       Tanger Factory Outlet, Series C, 7.50%                                                                      220,150
   17,900       Taubman Center, Series G, 8.000%                                                                            277,450
   14,700       Urstadt Biddle Properties, Inc., Series D, 7.50%                                                            271,215
   41,600       Weingarten Realty Investment, Series F, 6.500% **                                                           648,960
                                                                                                                    ---------------
                                                                                                                          2,092,277
                                                                                                                    ---------------

                TOTAL PREFERRED STOCKS                                                                                    7,887,089
                                                                                                                    ---------------
                (Cost: $10,772,268)

                TOTAL LONG POSITIONS                                                                                     41,482,530
                                                                                                                    ---------------
                (Cost: $58,947,203)

                SECURITIES SOLD SHORT

                COMMON STOCK                                                                              -2.10%

                DIVERSIFIED/OTHER:                                                                        -0.45%
   (5,800)      Plum Creek Timber Co.                                                                                     (201,492)
                                                                                                                    ---------------

                MORTGAGE:                                                                                 -1.20%
  (18,100)      Bank of the Ozarks, Inc.                                                                                  (536,484)
                                                                                                                    ---------------

                RETAIL:                                                                                   -0.45%
   (5,400)      Tanger Factory Outlet                                                                                     (203,148)
                                                                                                                    ---------------

                TOTAL SECURITIES SOLD SHORT                                                                               (941,124)
                                                                                                                    ---------------
                (Proceeds: $820,699)



   NUMBER
     OF                                                                                                % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                NET ASSETS           VALUE
------------    -------------------------------------------------------------------------------    -------------    ---------------


                NET INVESTMENTS IN SECURITIES (continued):
                NET INVESTMENTS IN SECURITIES
                (Cost: $58,126,504)                                                                       90.40%       $ 40,541,406
                Other assets, net of liabilities                                                           9.60%          4,303,253
                                                                                                   -------------    ---------------

                NET ASSETS                                                                               100.00%       $ 44,844,659

**All or a portion of position is segregated as collateral for securities sold short. The segregated market value of collateral is
$5,009,337.


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008


ASSETS
  Investments at value (identified cost of $58,947,203) (Note 1)                                                       $ 41,482,530
  Deposits with brokers for securities sold short                                                                         3,813,133
  Cash                                                                                                                    3,234,400
  Receivable from broker                                                                                                      6,422
  Dividends and interest receivable                                                                                         459,359
  Receivable for capital stock sold                                                                                         262,442
  Receivable for tax reclaims                                                                                                22,976
                                                                                                                             18,862
  Prepaid expenses                                                                                                   --------------
                                                                                                                         49,300,124
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Payable for securities sold short (proceeds $820,699)                                                                     941,124
  Payable for securities purchased                                                                                        2,799,564
  Payable for capital stock redeemed                                                                                        377,390
  Income distribution payable                                                                                               316,953
  Accrued management fees                                                                                                     5,375
  Accrued professional fees                                                                                                   5,306
  Accrued custodian fees                                                                                                      3,716
                                                                                                                              6,037
  Accrued administration, transfer agent and accounting fees                                                         --------------
                                                                                                                          4,455,465
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                       $ 44,844,659
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 6,402,549 $0.01 par value shares of beneficial interest outstanding; 50,000,000
   shares authorized                                                                                                   $ 75,392,602
  Accumulated net realized gain (loss) on investments                                                                  (12,962,845)
  Net unrealized appreciation (depreciation) on investments                                                            (17,464,673)
                                                                                                                          (120,425)
  Net unrealized appreciation (depreciation) on investments sold short                                               --------------
                                                                                                                       $ 44,844,659
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
                                                                                                                             $ 7.00
($44,844,659 / 6,402,549 shares outstanding)                                                                         ==============


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF OPERATIONS


YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividends (Net of foreign tax withheld of $22,976)                                                                    $ 2,321,449
  Interest                                                                                                                   78,270
                                                                                                                             38,528
  Foreign tax reclaims received                                                                                      --------------
                                                                                                                        $ 2,438,247
    Total investment income                                                                                          --------------

EXPENSES
  Investment advisory fees (Note 2)                                                                                         545,183
  Recordkeeping and administrative services (Note 2)                                                                         54,518
  Accounting fees (Note 2)                                                                                                   54,518
  Transfer agent fees (Note 2)                                                                                               38,030
  Custody fees                                                                                                                9,777
  Professional fees                                                                                                          47,707
  Compliance fees                                                                                                             7,241
  Filing and registration fees (Note 2)                                                                                      22,418
  Shareholder servicing and reports (Note 2)                                                                                 87,955
  Directors fees                                                                                                             11,492
  Insurance fees                                                                                                             16,646
  Dividend expense                                                                                                           27,126
  Interest expense                                                                                                           30,162
                                                                                                                             30,238
  Miscellaneous                                                                                                      --------------
    Total expenses                                                                                                          983,011
    Fees paid indirectly (Note 6)                                                                                          (53,693)
                                                                                                                           (55,424)
    Management fee waiver (Note 2)                                                                                   --------------
                                                                                                                            873,894
    Net expenses                                                                                                     --------------
                                                                                                                          1,564,353
    Net investment income                                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT
  Net realized gain (loss) on:
    Investments                                                                                                        (10,944,886)
    Securities sold short                                                                                                 2,942,349
  Net increase (decrease) in unrealized appreciation/depreciation on:
    Investments                                                                                                        (14,667,022)
                                                                                                                        (1,029,203)
    Securities sold short                                                                                            --------------
                                                                                                                       (23,698,762)
  Net realized and unrealized gain (loss) on investments                                                             --------------
                                                                                                                     $ (22,134,409)
   INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                 ==============


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                     YEAR ENDED       YEAR ENDED
                                                                                                     DECEMBER 31,     DECEMBER 31,
                                                                                                        2008            2007
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                                                                 $ 1,564,353     $ 1,518,060
  Net realized gain (loss) on investments, securities sold short, and foreign currencies                (8,002,537)       5,995,722
                                                                                                       (15,696,225)    (13,788,391)
  Change in unrealized appreciation/depreciation on investments and securities sold short            --------------  --------------
                                                                                                       (22,134,409)     (6,274,609)
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                                                 (1,556,580)     (1,518,060)
  Net realized gain on investments                                                                               --    (11,348,951)
                                                                                                        (1,708,615)     (1,179,620)
  Return of capital                                                                                  --------------  --------------
                                                                                                        (3,265,195)    (14,046,631)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold                                                                                            34,809,605      21,543,092
  Distributions reinvested                                                                                2,319,920       8,741,086
                                                                                                       (14,604,192)    (23,100,786)
  Shares redeemed                                                                                    --------------  --------------
                                                                                                         22,525,333       7,183,392
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase (decrease) during year                                                                       (2,874,271)    (13,137,848)
                                                                                                         47,718,930      60,856,778
  Beginning of year                                                                                  --------------  --------------
END OF YEAR (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $(12,962,845) AND $(7,773),         $ 44,844,659    $ 47,718,930
  RESPECTIVELY)                                                                                      ==============  ==============


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND

STATEMENT OF CASH FLOWS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         YEAR ENDED
                                                                                                                       DECEMBER 31,
                                                                                                                               2008
                                                                                                                     --------------

INCREASE/(DECREASE) IN CASH
Cash flows from operating activities:
  Net increase (decrease) in net assets from operations                                                              $ (22,134,409)
  Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
    Purchase of investment securities                                                                                 (100,021,508)
    Proceeds from disposition of investment securities                                                                   73,451,800
    Decrease (increase) in receivables for securities sold                                                                4,192,639
    Decrease (increase) in receivable from broker                                                                             7,778
    Decrease (increase) in dividends and interest receivable                                                              (144,408)
    Decrease (increase) in prepaid assets                                                                                    13,193
    Decrease (increase) in receivable for tax reclaims                                                                     (22,976)
    Purchase and sale of securities sold short - net                                                                    (1,170,698)
    Increase (decrease) in payable for securities purchased                                                             (2,019,647)
    Increase (decrease) in distribution payable                                                                             316,954
    Increase (decrease) in interest/dividend payable                                                                        (8,982)
    Decrease (increase) in deposits into brokers for securities sold short                                                1,959,007
    Increase(decrease) in accrued management fees                                                                          (17,913)
    Increase (decrease) in other accrued expenses                                                                             5,516
    Unrealized depreciation on investments and securities sold short                                                     15,696,225
    Net realized loss from investments and securities sold short (net of $1,423,120 in 2008 and $1,434,341 in 2007
    of capital gain distributions received)                                                                               9,097,444
                                                                                                                            560,383
    Return of capital dividends received                                                                             --------------
                                                                                                                       (20,239,602)
  Net cash provided by operating activities:                                                                         --------------
  Cash flows from financing activities:
    Proceeds from shares sold                                                                                            34,602,164
    Payments on shares redeemed                                                                                        (14,493,395)
                                                                                                                          (617,064)
    Cash distributions paid                                                                                          --------------
                                                                                                                         19,491,705
  Net cash used in financing activities                                                                              --------------
Net increase (decrease) in cash                                                                                           (747,897)
Cash:
                                                                                                                          3,982,297
  Beginning balance                                                                                                  --------------
                                                                                                                        $ 3,234,400
  Ending balance                                                                                                     ==============


See Notes to Financial Statements


REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 JULY 1, 2006
                                                           YEAR ENDED         YEAR ENDED            THROUGH
                                                          DECEMBER 31,       DECEMBER 31,        DECEMBER 31,         YEAR ENDED
                                                            2008(2)              2007               2006**           JUNE 30, 2006
                                                        ---------------    ---------------    ------------------    ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.96            $ 16.15            $ 15.01              $ 15.50
Investment activities
  Net investment income                                         0.29               0.36               0.04                 0.27
  Net realized and unrealized gain (loss) on                  (3.70)             (1.93)               2.21                 1.29
   investments                                           -----------        -----------        -----------          -----------
                                                              (3.41)             (1.57)               2.25                 1.56
  TOTAL FROM INVESTMENT ACTIVITIES                       -----------        -----------        -----------          -----------
DISTRIBUTIONS
  Net investment income                                       (0.26)             (0.36)             (0.23)               (0.18)
  Realized gains                                                  --             (2.96)             (0.88)               (1.76)
                                                              (0.29)             (0.30)                 --               (0.11)
  Return of capital                                      -----------        -----------        -----------          -----------
                                                              (0.55)             (3.62)             (1.11)               (2.05)
  Total distributions                                    -----------        -----------        -----------          -----------

                                                              $ 7.00            $ 10.96            $ 16.15              $ 15.01
NET ASSET VALUE, END OF PERIOD                           ===========        ===========        ===========          ===========

TOTAL RETURN                                                (32.22%)           (10.27%)             15.07%               11.15%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses (B)                                                 1.60%              1.77%              2.27%***             2.16%
  Net investment income                                        2.86%              2.27%              1.95%***             2.79%
Portfolio turnover rate                                      145.98%            104.22%             64.82%               58.82%
Net assets, end of period (000's)                           $ 44,845           $ 47,719           $ 60,857             $ 55,177

*Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.

**Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.

***Annualized

(2)Per share amounts calculated using the average share method.

(A)Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0. 20% for the year ended
December 31, 2008, 0.11% for the year ended December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended June 30, 2005, and 0.16% for the year ended June 30, 2004.

(B)Expense ratio reflects the effect of fee waivers and reimbursements.

REMS REAL ESTATE VALUE-OPPORTUNITY FUND*

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED         YEAR ENDED
                                                                                                  JUNE 30, 2005      JUNE 30, 2004
                                                                                                 ---------------    ---------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $ 14.14            $ 12.75
Investment activities
  Net investment income                                                                                 0.31               0.18
                                                                                                        2.34               2.08
  Net realized and unrealized gain (loss) on investments                                         -----------        -----------
                                                                                                        2.65               2.26
  TOTAL FROM INVESTMENT ACTIVITIES                                                               -----------        -----------
DISTRIBUTIONS
  Net investment income                                                                               (0.35)             (0.29)
  Realized gains                                                                                      (0.70)             (0.39)
                                                                                                      (0.24)             (0.19)
  Return of capital                                                                              -----------        -----------
                                                                                                      (1.29)             (0.87)
  Total distributions                                                                            -----------        -----------

                                                                                                     $ 15.50            $ 14.14
NET ASSET VALUE, END OF PERIOD                                                                   ===========        ===========

TOTAL RETURN                                                                                          19.26%             18.07%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets (A)
  Expenses (B)                                                                                         2.73%              3.26%
  Net investment income                                                                                1.35%              1.30%
Portfolio turnover rate                                                                               45.00%             84.00%
Net assets, end of period (000's)                                                                   $ 42,974           $ 24,550

*Formerly known as Hillview/REMS Leveraged REIT Fund. Name change effective on October 28, 2004.

**Effective July 2, 2006, the Fund changed its year end from June 30 to December 31.

***Annualized

(2)Per share amounts calculated using the average share method.

(A)Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 0. 20% for the year ended
December 31, 2008, 0.11% for the year ended December 31, 2007, 0.21% for the period ended December 31, 2006, 0.15% for the year ended June 30, 2006, 0.56% for the year ended June 30, 2005, and 0.16% for the year ended June 30, 2004.

(B)Expense ratio reflects the effect of fee waivers and reimbursements.


See Notes to Financial Statements

REMS REAL ESTATE VALUE-OPPORTUNITY FUND
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     The REMS Real Estate Value-Opportunity Fund (the "Fund"), formerly known as the Hillview/REMS Leveraged REIT fund; name change effective on October 28, 2004, is a series of The World Funds, Inc. ("TWF"); which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in December, 2002 originally as a series of Hillview Investment Trust II. Effective November 23, 2005, the Fund was reorganized as a series of TWF under the Agreement and Plan of Reorganization (the "Plan") approved at a special meeting of the shareholders held on November 17, 2005. TWF has allocated to the Fund 50,000,000 shares of its 1,050,000,000 shares of $.01 par value common stock. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

     The investment objective of the Fund is to achieve long-term growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments including real estate investment trusts ("REITs") and real estate operating companies.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION

     The Fund's securities are valued at current market prices. Investments traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. If values of foreign securities have been materially affected by events occurring after the close of a foreign market, foreign securities may be valued by another method that the Board of Directors believes reflects fair value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

     The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:


Valuation Inputs                                                                                           Investment in Securities
-----------------                                                                                         -------------------------

Level 1- Quoted Prices                                                                                                 $ 40,541,406
Level 2- Other Significant Observable Inputs                                                                                     --
                                                                                                                                 --
Level 3- Significant Unobservable Inputs                                                                             --------------
                                                                                                                       $ 40,541,406
Total                                                                                                                ==============


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. The impact on the Fund's financial statement disclosures, if any, is currently being assessed by management.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis.

CASH, CASH EQUIVALENTS AND RESTRICTED CASH

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

     The Fund uses a major financial institution as its prime broker to process securities transactions and to provide custodial and other services. Cash balances include amounts of "restricted cash" consisting of proceeds from securities sold, not yet purchased. Cash balances maintained in the custody of the prime broker bear interest based on the prime rate.

     Substantially all of the Fund's cash and securities are either held as collateral by the prime broker against margin obligations or are deposited with the prime broker for safekeeping. The clearance agreements permit the prime broker to pledge or otherwise hypothecate the Fund's investment securities subject to certain limitations. The prime broker may also sell such securities in limited instances where required collateral is not posted on a timely basis. These arrangements subject the Fund to concentration of credit risk with respect to the prime broker.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, have a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.

     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At December 31, 2008, the following tax years are open: December 31, 2005-2008. The Fund has no examinations in progress. The Fund reviewed the year ended December 31, 2008 and concluded that there is no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2008, the Fund decreased paid-in capital by $1,708,615, and increased accumulated net investment loss by $1,708,615.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

REAL ESTATE INVESTMENT TRUST SECURITIES

     The Fund has made certain investments in real estate investment trusts ("REITs") which make distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distribution. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain and return of capital reported by the REITs. It is common for these distributions to exceed the REIT's taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its quarterly distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. Management does not estimate the tax character of REIT distributions for which actual information has not been reported.

SHORT SALES

     A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. Currently, the Fund engages in selling securities short. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sell short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and cash securities deposited in a segregated account with the Fund's custodian. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where decline exceeds costs of the borrowing of the security and other transaction costs. There can be no assurance that the fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is unlimited in size. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Any realized gain will be decreased, and any realized loss increased by the amount of transaction costs. At December 31, 2008, the value of securities sold short amounted to $941,124 against which collateral of $8,822,470, comprised of segregated securities with market value of $5,009,337 and cash of $3,813,133, was held. The collateral includes the cash deposits with brokers for securities sold short and certain long-term investments held long as shown in the Schedule of Investments.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Real Estate Management Services Group ("REMS"), provides investment advisory services for an annual fee of 1.00% of the average daily net assets of the Fund. In the interest of limiting the operating expenses of the Fund, REMS has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2009, so that the ratio of total operating expenses for the Fund's shares is limited to 1.50%. Fund operating expenses do not include dividends, interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expense not incurred in the ordinary course of the Fund's business ("extraordinary expenses"). For the year ended December 31, 2008, the Advisor earned $545,183 of which $55,424 was waived. At December 31, 2008, the Advisor was due $5,375 from the Fund.

REMS may be entitled to reimbursement of fees waived or expenses paid on behalf of the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or expenses paid on behalf of the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to REMS with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of December 31, 2008 was $106,828 and expires as follows:


Year Expiring                                                                                                           Amount
-----------------                                                                                                    --------------

2009                                                                                                                       $ 29,264
2010                                                                                                                         22,140
                                                                                                                             55,424
2011                                                                                                                 --------------
                                                                                                                          $ 106,828
2012                                                                                                                 ==============


First Dominion Capital Corporation ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. For the year ended December 31, 2008, no underwriting fees were received by FDCC in connection with the distribution of the Fund's shares. A 2% redemption fee is charged for any redemptions made within 7 days of their initial purchase. The redemption fee is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund. For the year ended December 31, 2008, there were no redemption fees received by the Fund.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing registration services. For such administrative services, CSS receives an asset-based fee based on the Fund's average daily net assets. For the year ended December 31, 2008, CSS earned $54,518 for its services, of which $4,472 was due from the Fund as of December 31, 2008. Additionally, CSS received $1,470 of the $22,418 of filing and registration fees expense incurred and $1,073 of the $87,955 of shareholder servicing and reports expense incurred for hourly services provided to the Fund.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent. For the year ended December 31, 2008, CFSI earned $38,030 for its services, of which $1,172 was due from the Fund as of December 31, 2008.

Commonwealth Fund Accounting ("CFA") is the Fund's Accounting agent. For the year ended December 31, 2008, CFA earned $54,518 for its services, of which $393 was due from the Fund as of December 31, 2008.

Certain officers and/or an interested director of the Fund are also officers, principals and/or a director of CFA, CSS, FDCC and CFSI.

NOTE 3 - INVESTMENTS

The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended December 31, 2008, aggregated $100,021,508 and $73,451,800, respectively. These amounts do not include purchases of $17,233,895 to cover short sales and proceeds of $18,404,593 from sales of short securities.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Quarterly income dividends declared by the Fund are reallocated at December 31 to ordinary income, capital gains, and return of capital to reflect their tax character.

The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 were as follows:

                                                                                               YEAR ENDED          YEAR ENDED
                                                                                           DECEMBER 31, 2008    DECEMBER 31, 2007
                                                                                            ------------------  -------------------

Distributions paid from:
Ordinary income                                                                                    $ 1,556,580          $ 6,155,859
Realized gain                                                                                               --            6,711,152
Return of capital                                                                                    1,708,615            1,179,620
                                                                                            ------------------  -------------------
                                                                                                   $ 3,265,195         $ 14,046,631
Total                                                                                       ==================  ===================


As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:


Post-October losses                                                                                                   $ (7,231,407)

Capital loss carryforward                                                                                               (4,465,160)
Net unrealized appreciation (depreciation) on investments and investments sold short                                   (18,851,376)
                                                                                                              ---------------------
                                                                                                                     $ (30,547,943)
                                                                                                              =====================


Under current tax law, security and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

As of December 31, 2008, the Fund has a capital loss carryforward of $4,465,160 available to it to offset future capital gains, if any. To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders. This carryforward will expire December 31, 2016.

As of December 31, 2008, the cost for Federal income tax purpose was:

                                                                                                                      COST
                                                                                                                -------------------

Long positions                                                                                                         $ 60,213,481
Short positions                                                                                                           (820,699)
                                                                                                                -------------------
                                                                                                                       $ 59,392,782
                                                                                                                ===================


Net unrealized appreciation consists of:


Gross unrealized appreciation                                                                                           $ 1,097,921
Gross unrealized depreciation                                                                                          (19,949,297)
                                                                                                              ---------------------
Net unrealized depreciation*                                                                                         $ (18,851,376)
                                                                                                              =====================


*The difference between book and tax unrealized depreciation is primarily due to wash sales.

NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for each class of shares were:


                                                                              Year ended                      Year ended
                                                                          December 31, 2008                December 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            Shares           Value           Shares           Value
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                              3,314,804    $ 34,809,605        1,333,071    $ 21,543,092
Shares reinvested                                                          258,056       2,319,920          750,211       8,741,086
                                                                       (1,523,418)    (14,604,192)      (1,498,675)    (23,100,786)
Shares redeemed                                                     --------------  --------------   --------------  --------------
                                                                         2,049,442    $ 22,525,333          584,607     $ 7,183,392
Net increase                                                        ==============  ==============   ==============  ==============



NOTE 6 - COMMISSION RECAPTURE AGREEMENT

The Fund entered into an agreement with Fidelity Capital Markets ("FCM"), a brokerage services provider, on June 14, 2004, whereby a portion of the commissions from each portfolio transaction would be used to reduce the operating expenses incurred, including but not limited to custodial transfer agent, administrative, legal, trustee, accounting and printing fees and expenses, and other expenses charged to the Fund by third-party service providers which are properly disclosed in the prospectus of the Fund. Pursuant to the terms of the commission recapture agreement, FCM transfers the available commissions earned monthly to the Fund's administrator. The Fund's administrator then disburses such monies to pay operating expenses of the Fund. The Fund's administrator received and used $53,693 to offset operating expenses of the Fund for the year ended December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF
REMS REAL ESTATE VALUE - OPPORTUNITY FUND
AND THE BOARD OF DIRECTORS OF
THE WORLD FUNDS, INC.

We have audited the accompanying statement of assets and liabilities of REMS Real Estate Value - Opportunity Fund (the "Fund"), a series of The World Funds, Inc., including the schedule of investments, as of December 31, 2008, and the related statement of operations and cash flows, the statements of changes in net assets, and financial highlights for the year then ended and the statements of changes in net assets and the financial highlights for the two years in the period then ended and for the period July 1, 2006 through December 31, 2006 and the year ended June 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended June 30, 2006 were audited by other auditors whose report dated August 24, 2005 expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of REMS Real Estate Value - Opportunity Fund as of December 31, 2008, the results of its operations and cash flows, the changes in its net assets for the two years in the period then ended and financial highlights for the two years in the period then ended and for the period July 1, 2006 through December 31, 2006 and for the year ended June 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2009

SUPPLEMENTAL INFORMATION (UNAUDITED)
THE WORLD FUNDS, INC.
(THE "COMPANY")

Information pertaining to the directors and officers of the Fund is set forth below. The names, addresses and birth years of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk (*). The Statement of Additional Information (the "SAI") includes additional information about the directors and is available without charge upon request by calling, toll-free, (800) 527-9525.

NAME, ADDRESS AND YEAR    POSITION(S) HELD     NUMBER OF FUNDS      PRINCIPAL OCCUPATION(S) DURING THE PAST      OTHER
BORN                      WITH COMPANY AND     IN COMPANY           FIVE (5)YEARS                                DIRECTORSHIPS BY
                          TENURE               OVERSEEN                                                          DIRECTORS AND
                                                                                                                 NUMBER OF FUNDS
                                                                                                                 IN THE COMPLEX
                                                                                                                 OVERSEEN

INTERESTED DIRECTORS:
* John Pasco, III (1)     Chairman,            8                    Treasurer and Director of Commonwealth       The World
8730 Stony Point          Director and                              Shareholder Services, Inc. ("CSS"), the      Insurance Trust -
Parkway                   Treasurer since                           Company's Administrator, since 1985;         1 Fund and
Suite 205                 May, 1997                                 President and Director of First Dominion     American Growth
Richmond, VA 23235                                                  Capital Corp. ("FDCC"), the Company's        Fund - 1 Fund
(1945)                                                              underwriter; President and Director of
                                                                    Commonwealth Fund Services, Inc., the
                                                                    Company's Transfer and Disbursing Agent
                                                                    since 1987; President and Treasurer of
                                                                    Commonwealth Capital Management, Inc.
                                                                    since 1983 ; President of Commonwealth
                                                                    Capital Management, LLC, the adviser to
                                                                    the Fund and the adviser to the Satuit
                                                                    Capital Small Cap Fund series of the
                                                                    Company, from December, 2000 to October,
                                                                    2007; President and Director of
                                                                    Commonwealth Fund Accounting, Inc., which
                                                                    provides bookkeeping services to the
                                                                    Company; Chairman, Trustee and Treasurer
                                                                    of The World Insurance Trust, a
                                                                    registered investment company, since May,
                                                                    2002; and Director, American Growth Fund,
                                                                    since 2008. Mr. Pasco is a certified
                                                                    public accountant.




NON-INTERESTED DIRECTORS:

Samuel Boyd, Jr.          Director since       8                    Retired. Manager of the Customer Services    The World
8730 Stony Point          May, 1997                                 Operations and Accounting Division of the    Insurance Trust -
Parkway                                                             Potomac Electric Power Company from          1 Fund; Satuit
Suite 205                                                           August, 1978 until April, 2005; a Trustee    Capital
Richmond, VA 23235                                                  of The World Insurance Trust, a              Management Trust
(1940)                                                              registered investment company, since May,    - 2 Funds;
                                                                    2002; a Trustee of Satuit Capital
                                                                    Management Trust, a registered investment
                                                                    company, since October, 2002 and a
                                                                    Trustee of Janus Advisors Series Trust, a
                                                                    registered investment company, from 2003
                                                                    to 2005

William E. Poist          Director since       8                    Financial and Tax Consultant through his     The World
8730 Stony Point          May, 1997                                 firm Management Consulting for               Insurance Trust -
Parkway                                                             Professionals since 1974; a Trustee of       1 Fund and Satuit
Suite 205                                                           Satuit Capital Management Trust, a           Capital
Richmond, VA 23235                                                  registered investment company, since         Management Trust
(1939)                                                              November, 2003; and a Trustee of The         - 2 Funds;
                                                                    World Insurance Trust, a registered
                                                                    investment company, since May, 2002. Mr.
                                                                    Poist is a certified public accountant.

Paul M. Dickinson         Director since       8                    President of Alfred J. Dickinson, Inc.       The World
8730 Stony Point          May, 1997                                 Realtors since April, 1971; a Trustee of     Insurance Trust -
Parkway                                                             Satuit Capital Management Trust, a           1 Fund and Satuit
Suite 205                                                           registered investment company, since         Capital
Richmond, VA 23235                                                  November, 2003 and Trustee of The World      Management Trust
(1947)                                                              Insurance Trust, a registered investment     - 2 Funds;
                                                                    company, since May, 2002.


OFFICERS:

* Leland H. Faust         President of the     N/A                  President of CSI Capital Management,         N/A
600 California Street     CSI Equity Fund                           Inc., a registered investment adviser,
18th Floor                series since                              since 1978. Partner in the law firm
San Francisco, CA         October, 1997                             Taylor & Faust since September, 1975.
94108
(1946)


OFFICERS:

Karen M. Shupe            Secretary since      N/A                  Managing Director of Fund Operations,        N/A
8730 Stony Point          2005 and                                  Commonwealth Shareholder Services, Inc.
Parkway                   Treasurer since                           since 2003; Financial Reporting Manager,
Suite 205                 2006                                      Commonwealth Shareholder Services, Inc.,
Richmond, VA 23235                                                  from 2001 to 2003.
(1964)

David D. Jones, Esq.      Chief Compliance     N/A                  Co-founder and Managing Member of Drake      N/A
230 Spring Hills Drive    Officer                                   Compliance, LLC (compliance consulting)
Suite 340                                                           since 2004; founder and controlling
Spring, TX 77380                                                    shareholder of David Jones & Associates
(1957)                                                              (law firm) since 1998; President and
                                                                    Chief Executive Officer of Citco Mutual
                                                                    Fund Services, Inc. from 2001 to 2003.


(1) Mr. Pasco is considered to be an "interested person" of the Company as that term is defined in the 1940 Act. Mr. Pasco is an interested person of the Company because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, which serves as the investment adviser to the Eastern European Equity Fund; (3) he is a managing member of Third Millennium Investment Advisors, LLC, which serves as the investment advisor to the Third Millennium Russia Fund; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers, including Commonwealth Shareholder Services, Inc., the Company's Administrator, and Commonwealth Fund Services, Inc., the Company's Transfer and Disbursing Agent.

SUPPLEMENTAL INFORMATION (unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30 is available on or through the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT RENEWAL

At a meeting of the Board of Directors of the Company (the "Board") held on August 26, 2008 (the "Meeting"), the Board, including those directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), re-approved the investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the "Adviser").

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and re-approve the existing Advisory Agreement after its initial two-year term:
(i) by the vote of the Board or by a vote of the shareholders of the Fund; and
(ii) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund;
(iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. The Directors use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year. In approving the Advisory Agreement, the Board considered many factors, including the following:

Nature, Extent and Quality of Services Provided by the Adviser

The Board reviewed the services that the Adviser provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Board received information concerning the investment philosophy and investment process employed by the Adviser in managing the Fund. The Board considered and discussed, among other things, the Fund's history, track record and personnel. On this basis, along with information provided in advance of the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser

The Board, using written materials provided by the Adviser and by Lipper, considered the Fund's performance compared to a benchmark index and other similar mutual funds for various trailing periods. In particular, the Board noted that the Fund's performance was comparable to its peer group, and concluded that it was satisfied with the investment performance of the Fund.

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Board reviewed a report of the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services. The Adviser's representatives then discussed the profits realized by the Adviser from its relationship with the Fund. The Board considered the information provided and concluded that such profits were not excessive. The Board also discussed the Adviser's financial condition with the Adviser representatives at the Meeting. Additionally, the Board reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was comparable to those of similar mutual funds, appeared reasonable in light of the services rendered and was the result of arm's length negotiations. The Board also considered the Adviser's contractual agreement to waive a portion of its advisory fee in an effort to control the Fund's expense ratio. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Other Considerations

The Board also determined that the Adviser has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Directors, unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.

INVESTMENT ADVISER:

Real Estate Management Services Group
1100 Fifth Avenue South, Suite 305
Naples, Florida 34102

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to the REMS Fund's Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

MORE INFORMATION:

For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free. Fund information is also available online at theworldfunds.com.
remslogo

                         ANNUAL REPORT TO SHAREHOLDERS

                    REMS REAL ESTATE VALUE-OPPORTUNITY FUND

                       A series of the World Funds, Inc.
                        A "series" investment company


                      FOR THE YEAR ENDED DECEMBER 31, 2008

ITEM 2.  CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

     As of the end of the period covered by the report, the Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee and those persons (Samuel Boyd, William E. Poist and Paul M. Dickinson) are "independent," as defined by this
Item 3.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $111,000 for 2008 and $108,000 for 2007.

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $24,500 for 2008 and $22,500 for 2007.

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2008 and $0 for 2007.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant's principal accountant to the Eastern European Equity Fund; the Epoch International Small Cap Fund, the Epoch U.S. All Cap Fund; the Epoch Global Equity Shareholder Yield Fund; the Epoch U.S. Large Cap Fund; and, the REMS Real Estate Value Opportunity Fund.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) NA

     (c)100%

     (d) NA

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

     (h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

        Schedule filed under Item 1 of the Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   The World Funds, Inc.

By (Signature and Title)*:      /s/John Pasco, III
                                --------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:        March 12, 2009



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*:      /s/John Pasco, III
                                -------------------
                                 John Pasco, III
                                Chief Executive Officer
                                (principal executive officer)

Date:         March 12, 2009


By (Signature and Title)*:      /s/Karen Shupe
                                -------------------
                                 Karen Shupe
                                 Chief Financial Officer
                                (principal financial officer)

Date:         March 12, 2009


* Print the name and title of each signing officer under his or her signature.